                           GLOBAL SMALL CAP FUND INC.
                              51 WEST 52ND STREET
                         NEW YORK, NEW YORK 10019-6114

                                                               November 19, 1999

Dear Shareholder:

     Enclosed is a combined proxy statement and prospectus that seeks your approval of an important proposal for your fund. YOUR VOTE ON THIS PROPOSAL WILL HELP DECIDE THE FUND'S FUTURE.

     The Board of Directors of Global Small Cap Fund Inc. ('Global Small Cap') proposes to convert the fund into an open-end investment company by reorganizing it into PaineWebber Global Equity Fund ('Global Equity'), a series of PaineWebber Investment Trust. Under the proposed reorganization, each shareholder of Global Small Cap would become a holder of Class A shares of Global Equity, and Global Small Cap would be liquidated.

     As with the shares of many closed-end investment companies, Global Small Cap shares have historically traded at a discount to their net asset value. IF APPROVED, THE PROPOSED REORGANIZATION WOULD COMPLETELY ELIMINATE THIS DISCOUNT. The reorganization would give Global Small Cap shareholders the opportunity to realize the full value of their investments through the automatic conversion of their shares, at net asset value, to shares of Global Equity. In addition, the Board believes that the reorganization would provide Global Small Cap shareholders with other benefits. These include the benefits of the open-end investment company form of organization, economies of scale, and other benefits of combining with an existing fund.

     Global Small Cap and Global Equity have substantially identical investment objectives, and they invest in the same, global markets. Global Equity, however, invests primarily in companies that have larger capitalizations than the companies in which Global Small Cap normally invests, and it follows a more flexible, though highly disciplined, investment process. The Global Small Cap Board believes that these factors, as well as the benefits described above, mean that the proposed reorganization is in the best overall interests of the fund's shareholders. AFTER CAREFUL CONSIDERATION, THE GLOBAL SMALL CAP BOARD HAS UNANIMOUSLY APPROVED THE PROPOSAL. THE BOARD RECOMMENDS THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE 'FOR' THE REORGANIZATION.

     The enclosed document describes the proposed reorganization and compares the investment policies, operating expenses and performance histories of Global Small Cap and Global Equity in more detail. Please read it carefully. After reviewing it, please complete, date and sign your proxy card and return it in the enclosed postage-paid return envelope.

     YOUR VOTE IS VERY IMPORTANT. Please take a moment to review the enclosed materials and to date, sign and return your proxy card today. Voting your shares early will permit Global Small Cap to avoid costly follow-up mail and telephone solicitation.

     THE BOARD URGES THAT YOU VOTE 'FOR' THE PROPOSED REORGANIZATION.

                                          Sincerely,

                                          /s/ MARGO N. ALEXANDER
                                          MARGO N. ALEXANDER
                                          President

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK.]

                           GLOBAL SMALL CAP FUND INC.
                              51 WEST 52ND STREET
                         NEW YORK, NEW YORK 10019-6114

                            ------------------------
                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                               DECEMBER 30, 1999

                            ------------------------

To the Shareholders,

     NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders ('Meeting') of Global Small Cap Fund Inc. ('Global Small Cap') will be held on December 30, 1999, at 1285 Avenue of the Americas, 14th Floor, New York, New York, 10019, at 10:30 a.m., Eastern time, for the following purpose:

          To approve an Agreement and Plan of Reorganization and Termination ('Plan') that provides for the combination of Global Small Cap and PaineWebber Global Equity Fund ('Global Equity'), a series of PaineWebber Investment Trust ('Trust'). Pursuant to the Plan, Global Small Cap will transfer all its assets to Global Equity, which will assume all the liabilities of Global Small Cap, and the Trust will issue to each Global Small Cap shareholder the number of full and fractional Class A shares of Global Equity having an aggregate value that, on the effective date of the reorganization, is equal to the aggregate net asset value of the shareholder's shares in Global Small Cap.

     Shareholders of record as of the close of business on November 4, 1999, are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

     Please execute and return promptly in the enclosed envelope the accompanying proxy, which is being solicited by the Board of Directors of Global Small Cap. Returning your proxy promptly is important to ensure a quorum at the Meeting. You may revoke your proxy at any time before it is exercised by the subsequent execution and submission of a revised proxy, by giving written notice of revocation to Global Small Cap at any time before the proxy is exercised or by voting in person at the Meeting.

                                          By Order of the Board of Directors,

                                          DIANNE E. O'DONNELL
                                          Secretary

November 19, 1999
51 West 52nd Street
New York, New York 10019-6114

                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN.

     Please indicate your voting instructions on the enclosed proxy card, sign and date the card and return it in the envelope provided. IF YOU SIGN, DATE AND RETURN THE PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED 'FOR' THE PROPOSAL DESCRIBED ABOVE. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing your proxy card promptly.

     For more information or questions regarding casting your vote for the Meeting, please call 1-800-949-8596.

     If we do not receive your completed proxy cards after several weeks, you may be contacted by our proxy solicitor, Shareholder Communications Corporation. Our proxy solicitor will remind you to vote your shares.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to Global Small Cap involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

     3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                    REGISTRATION                                 VALID SIGNATURE
Corporate Accounts
     (1) ABC Corp...................................  ABC Corp.
                                                      John Doe, Treasurer
     (2) ABC Corp...................................  John Doe, Treasurer
     (3) ABC Corp. c/o John Doe, Treasurer..........  John Doe
     (4) ABC Corp. Profit Sharing Plan..............  John Doe, Trustee

Partnership Accounts
     (1) The XYZ Partnership........................  Jane B. Smith, Partner
     (2) Smith and Jones, Limited Partnership.......  Jane B. Smith, General Partner

Trust Accounts
     (1) ABC Trust Account..........................  Jane B. Doe, Trustee
     (2) Jane B. Doe, Trustee u/t/d 12/28/78........  Jane B. Doe

Custodial or Estate Accounts
     (1) John B. Smith, Cust. f/b/o
         John B. Smith, Jr.,
         UGMA/UTMA..................................  John B. Smith
     (2) Estate of John B. Smith....................  John B. Smith, Jr., Executor

                      [THIS PAGE IS INTENTIONALLY LEFT BLANK.]

                           GLOBAL SMALL CAP FUND INC.
                              51 WEST 52ND STREET
                         NEW YORK, NEW YORK 10019-6114
                                 (212) 882-5000

                         PAINEWEBBER GLOBAL EQUITY FUND
                 (A PORTFOLIO OF PAINEWEBBER INVESTMENT TRUST)
                              51 WEST 52ND STREET
                         NEW YORK, NEW YORK 10019-6114
                           TOLL FREE: (800) 647-1568

                            ------------------------
                    COMBINED PROXY STATEMENT AND PROSPECTUS
                            DATED: NOVEMBER 19, 1999
                            ------------------------

     This document is being furnished in connection with a Special Meeting of Shareholders of Global Small Cap Fund Inc. ('Global Small Cap'), a Maryland corporation, to be held on December 30, 1999, at 1285 Avenue of the Americas, 14th Floor, New York, NY 10019 at 10:30 a.m., Eastern time (such meeting and any adjournments thereof are referred to as the 'Meeting'). At the Meeting, the shareholders of Global Small Cap are being asked to consider and approve an Agreement and Plan of Reorganization and Termination ('Plan') that provides for the reorganization of Global Small Cap into PaineWebber Global Equity Fund ('Global Equity'), a series of PaineWebber Investment Trust, a Massachusetts business trust ('Trust') ('Reorganization'). A form of the Plan is attached as Appendix A to this Combined Proxy Statement and Prospectus ('Proxy Statement/Prospectus'). The Board of Directors of Global Small Cap ('Board') has unanimously approved the Plan as being in the best interests of Global Small Cap and its shareholders.

     Pursuant to the Plan, Global Small Cap will transfer all its assets to Global Equity, which will assume all the liabilities of Global Small Cap, and each Global Small Cap shareholder will receive the number of full and fractional Class A shares of beneficial interest in Global Equity ('Global Equity Class A Shares') having an aggregate value that, on the effective date of the Reorganization, is equal to the aggregate net asset value of the shareholder's shares of common stock of Global Small Cap. The value of each Global Small Cap shareholder's account with Global Equity immediately after the Reorganization will be the same as the net asset value of such shareholder's Global Small Cap shares immediately prior to the Reorganization. The Reorganization has been structured as a tax-free transaction. No initial sales charge will be imposed on Global Equity Class A Shares issued in connection with the Reorganization.

     Global Equity is a diversified series of the Trust, which is an open-end management investment company comprised of several outstanding series. Global Equity's investment objective is long-term growth of capital. Global Equity seeks to achieve its investment objective by investing primarily in equity securities of companies located in the United States and developed foreign markets. Global Equity may also invest in U.S. and foreign debt securities.

     This Proxy Statement/Prospectus sets forth the information that a shareholder of Global Small Cap should know before voting on the Plan. It should be read carefully and retained for future reference.

     A copy of the current Prospectus of Global Equity, dated March 1, 1999, as supplemented, is attached as Appendix B to this Proxy Statement/Prospectus and incorporated by reference herein. Because Global Equity's March 1, 1999, Prospectus is a joint prospectus of four funds, it includes information on three other funds which is not germane to this Prospectus/Proxy Statement. Please disregard all references to these three other funds. In addition, the current Statement of Additional Information ('SAI') of Global Equity, dated March 1, 1999, as supplemented, the Annual Report to Shareholders of Global Equity for the fiscal year ended October 31, 1998, and the Semi-Annual Report to Shareholders of Global Equity for the six months ended April 30, 1999, are on file with the Securities and Exchange Commission ('SEC') and are incorporated by reference into this Proxy Statement/Prospectus. The Annual Report to Shareholders of Global Small Cap for the fiscal year ended

July 31, 1999, is on file with the SEC and is incorporated by reference into this Proxy Statement/Prospectus. These documents are available without charge by writing to Mitchell Hutchins Asset Management Inc., 51 West 52nd Street, New York, NY 10019-6114 or by calling (800) 647-1568. The SEC maintains a Web site at http://www.sec.gov that contains the documents described above and other information about Global Small Cap and the Trust. Additional information about Global Equity may also be obtained on the Web at http://www.painewebber.com.

     AS WITH ALL MUTUAL FUNDS, THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROXY STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE. TO STATE OTHERWISE IS A CRIME.

                               TABLE OF CONTENTS

SECTION TITLE                                                 PAGE
-------------                                                 ----
INTRODUCTION................................................    1
PROPOSAL: REORGANIZATION OF GLOBAL SMALL CAP INTO GLOBAL
  EQUITY....................................................    3
REASONS FOR THE REORGANIZATION..............................    3
     The Reorganization.....................................    3
     Board Considerations...................................    3
          Conversion to an Open-End Format..................    3
          Open-Ending Methods...............................    4
          The Proposed Reorganization with Global Equity....    5
COMPARISON OF THE FUNDS.....................................    6
COMPARISON OF PRINCIPAL RISK FACTORS........................   13
     Primary Differences in Investment Risks of the Funds...   13
     Risks Common to Both Funds.............................   13
          Investing in Securities Generally.................   13
          Investing in Foreign Securities...................   13
          Lower Quality Debt................................   14
          Sovereign Debt....................................   14
          Illiquid Securities...............................   14
          Year 2000.........................................   14
FINANCIAL HIGHLIGHTS........................................   15
ADDITIONAL INFORMATION ABOUT THE REORGANIZATION.............   16
     Terms of the Reorganization............................   16
     Description of Securities to be Issued.................   17
     Dividends and Other Distributions......................   17
     Potential Net Redemption...............................   17
     Accounting Treatment...................................   18
     Federal Income Tax Considerations......................   18
ORGANIZATION OF THE FUNDS...................................   19
CAPITALIZATION..............................................   19
LEGAL MATTERS...............................................   19
INFORMATION FILED WITH THE SEC AND AMEX.....................   19
INFORMATION ABOUT THE FUNDS' ADVISER AND SUB-ADVISERS, AND
  GLOBAL EQUITY'S DISTRIBUTOR...............................   20
ADDITIONAL INFORMATION ABOUT GLOBAL SMALL CAP AND GLOBAL
  EQUITY....................................................   20
EXPERTS.....................................................   21
SHAREHOLDER PROPOSALS.......................................   21
APPENDIX A: Plan of Reorganization and Termination..........  A-1
APPENDIX B: Joint Prospectus of Global Equity...............  B-1
APPENDIX C: Directors/Trustees of Global Small Cap and
  Global Equity and Officers of Global Small Cap............  C-1

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK.]

                                  INTRODUCTION

     This Proxy Statement/Prospectus is being furnished to shareholders of Global Small Cap in connection with the solicitation of proxies by the Board for use at the Meeting. All properly executed and unrevoked proxies received in time for the Meeting will be voted in accordance with the instructions contained therein. If no instructions are given, shares represented by proxies will be voted 'FOR' approval of the Plan. The presence in person or by proxy of Global Small Cap shareholders entitled to cast a majority of all the votes entitled to be cast at the Meeting will constitute a quorum. If a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve the proposal described in this Proxy Statement/Prospectus are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote 'FOR' the proposal in favor of such an adjournment and will vote those proxies required to be voted 'AGAINST' the proposal against such adjournment.

     Global Small Cap intends to mail this Proxy Statement/Prospectus and the accompanying proxy card on or about November 29, 1999.

     Approval of the Plan requires the affirmative vote of a majority of the votes entitled to be cast on the proposal.

     Broker non-votes are shares held in 'street name' for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present at the Meeting for quorum purposes but will not be considered votes cast at the Meeting. Abstentions and broker non-votes are effectively votes against the Plan because the required affirmative vote is a majority of the total shares outstanding.

     Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of Global Small Cap ('Secretary'). To be effective, such revocation must be received by the Secretary prior to the Meeting. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy by voting in person.

     Shareholders of record as of the close of business on November 4, 1999 ('Record Date'), are entitled to vote at the Meeting. On the Record Date, there were 3,801,667 shares of Global Small Cap outstanding. Each share is entitled to one vote for each full share held and a fractional vote for each fractional share held. Except as set forth below, as of October 12, 1999, Mitchell Hutchins Asset Management Inc. ('Mitchell Hutchins'), the investment adviser of both Global Small Cap and Global Equity ('Funds' or, individually, a 'Fund'), does not know of any other person who owns beneficially 5% or more of the shares of either Fund:

                           GLOBAL SMALL CAP FUND INC.

                                                                NUMBER      PERCENT
                                                              OF SHARES    BENEFICIAL
                 SHAREHOLDER'S NAME/ADDRESS                     OWNED      OWNERSHIP
                 --------------------------                     -----      ---------
Ronald Olin Investment Management Company ..................   615,100        16.2%
  One West Pack Square, Suite 777
  Asheville, North Carolina 28801
Deep Discount Advisors, Inc.  ..............................   984,063        25.9%
  One West Pack Square, Suite 777
  Asheville, North Carolina 28801

The foregoing information is based on a Schedule 13D filed jointly by the two entities noted above on October 12, 1999.

     Global Small Cap has engaged the services of Shareholder Communications Corporation ('SCC') to assist it in the solicitation of proxies for the Meeting. Global Small Cap expects to solicit proxies principally by mail, but it or SCC may also solicit proxies by telephone, facsimile, e-mail or personal interview. Global Small Cap officers and employees of Mitchell Hutchins who assist in the proxy solicitation will not receive any additional or special compensation for any such efforts. Global Small Cap will bear the expenses incurred in connection with the solicitation and the Reorganization, which are estimated to be $150,000. SCC will be paid approximately $7,000 for proxy solicitation services. Global Small Cap will request broker/dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares held of record by such persons. Global Small Cap may reimburse such broker/dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation.

                          PROPOSAL: REORGANIZATION OF
                      GLOBAL SMALL CAP INTO GLOBAL EQUITY

                         REASONS FOR THE REORGANIZATION

THE REORGANIZATION

     The Plan provides for the acquisition by Global Equity of all of Global Small Cap's assets in exchange for Global Equity Class A Shares and the assumption by Global Equity of all of Global Small Cap's liabilities. Global Small Cap will then distribute the Global Equity Class A Shares to its shareholders. Each Global Small Cap shareholder will receive full and fractional Global Equity Class A Shares equal in aggregate value to the net asset value of the shareholder's shares of Global Small Cap at the time of the Reorganization. These transactions are scheduled to occur at 4:00 p.m., Eastern time, on January 28, 2000, or on such later date as the conditions to consummation of the Reorganization are satisfied ('Closing Date'). The Closing Date would not occur immediately following the shareholders' meeting due to the policy of the Funds' service providers to not effect major transactions, such as the Reorganization, close to the turnover to the year 2000. Global Small Cap will be liquidated as soon as is practicable after the Closing Date. See 'Additional Information About the Reorganization' below.

     Global Small Cap and the Trust each will receive an opinion of Kirkpatrick & Lockhart LLP, their counsel, to the effect that the Reorganization will constitute a tax-free reorganization within the meaning of section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended ('Code'). Accordingly, neither Fund nor any of their shareholders will recognize any gain or loss for federal income tax purposes as a result of the Reorganization. To the extent Global Small Cap sells securities prior to the Closing Date, there may be net recognized gains or losses to the Fund. Any net recognized gains would increase the amount of any distribution made to shareholders of Global Small Cap prior to the Closing Date. See 'Additional Information About the
Reorganization -- Federal Income Tax Considerations' below.

     If the Reorganization is not approved by shareholders at the Meeting, Global Small Cap will continue to operate as a closed-end fund, and the Board will then consider other options and alternatives for the future of the Fund.

BOARD CONSIDERATIONS

     The Global Small Cap Board, including the Board Members who are not 'interested persons,' as that term is defined in the Investment Company Act of 1940 ('1940 Act'), of either Global Small Cap or Global Equity ('Independent Board Members'), has determined that the Reorganization is in the best interests of Global Small Cap and has voted unanimously to recommend to shareholders that they approve the Plan.

CONVERSION TO AN OPEN-END FORMAT

     Consistent with the policies set forth in Global Small Cap's Prospectus, the Board from time-to-time considers whether it would be in the best interest of the Fund to convert to an open-end investment company or to take other actions designed to eliminate or reduce the discount to net asset value ('NAV') at which the Fund's shares trade. The Board considered these matters frequently during 1999, due in part to the extent of the discount and to concerns expressed by shareholders regarding the discount. After considering alternative courses of action, at a meeting on July 28, 1999, Global Small Cap's Board unanimously approved the conversion of Global Small Cap to an open-end format as the best means to address the discount. The Board agreed to decide on the most appropriate means of open-ending the Fund at its next scheduled meeting.

     In considering whether to continue to operate Global Small Cap as a closed-end fund, the Board compared the benefits of operating as an open-end fund to those of operating as a closed-end fund. Particularly, the Board noted that the closed-end structure offered benefits in terms of portfolio management, such as the ability to invest without limitation in illiquid securities (although Global Small Cap's investment restrictions limit its investment in illiquid securities to 20% of net assets) and to manage the portfolio without concern to inflows and outflows of fund assets. However, the Board also noted that continuing to operate Global Small Cap as a closed-end fund would not address the discount to NAV at which Global Small Cap shares have historically traded. Conversion to an open-end format would result in immediate elimination of this discount by enabling shareholders to redeem shares at NAV, rather than selling them in the secondary market. In addition, because Global Small Cap normally has held relatively few illiquid securities, the loss of the more flexible illiquid securities limitation of the closed-end format would not have a material negative effect on the Fund. On balance, the Board concluded that the benefits of the closed-end structure were outweighed by the advantages of converting to an open-end format.

     Other techniques designed to reduce the discount, such as adopting a managed distribution plan or repurchasing fund shares on the open market, were rejected. The Board seriously questioned the effectiveness of both techniques. The Board also concluded that the reduction in net assets that would result from a share repurchase plan was likely to increase Global Small Cap's expense ratio and to threaten both its ability to remain listed on a national securities exchange and its overall viability.

     The Board also contemplated liquidating Global Small Cap instead of converting it to an open-end format. Liquidating Global Small Cap was determined by the Board to be undesirable primarily because it would result in additional expenses arising out of liquidating Global Small Cap's portfolio securities and because it would be a taxable event to shareholders, regardless of their individual preference for continuing or terminating their investment.

     The Board also considered communications from its two largest shareholders, Ron Olin Investment Management Company and Deep Discount Advisors, Inc., expressing their concerns about Global Small Cap's persistent discount to NAV and its performance. Representatives of the Board communicated with representatives of those shareholders regarding their concerns, as well as regarding the Reorganization. Ron Olin Investment Management Company and Deep Discount Advisors, Inc. have provided the Fund with advance notice of their intention to introduce proposals for shareholder votes to remove Global Small Cap's incumbent directors and to nominate a slate of candidates for election as directors. In their initial submission to the Fund, these shareholders noted, however, that they might not introduce any proposals for consideration at a shareholder meeting if, in their assessment, the Board took appropriate action to address their concerns. The Fund has indicated to these shareholders that their proposals will not be considered at this Meeting. Ron Olin Investment Management Company and Deep Discount Advisors, Inc. have not indicated to Global Small Cap how they will vote on the Reorganization.

OPEN-ENDING METHODS

     At Board meetings held in September 1999, Mitchell Hutchins, Global Small Cap's investment adviser, proposed that the Board approve the Reorganization into Global Equity as the means of converting Global Small Cap to an open-end format. However, before deciding that the Reorganization was the most beneficial conversion method, the Board considered alternative means of open-ending the Fund, including a stand-alone open-end conversion of the Fund and a merger with an open-end investment company other than Global Equity.

     Converting Global Small Cap to a stand-alone open-end fund would eliminate the discount to NAV. However, it would result in added distribution-related expenses borne entirely by Global Small Cap's asset base, rather than by the combined assets of two funds. In addition, operating Global Small Cap as a stand-alone, open-end fund might not be economically feasible given its comparatively small asset base, which could be significantly reduced by redemptions following conversion to an open-end format. The Reorganization would combine Global Small Cap's assets (about $67 million as of September 30, 1999), with those of Global Equity Class A (about $226 million as of September 30,
1999), potentially realizing economies of scale and the benefits noted above.

     Accordingly, the Board determined that converting Global Small Cap to an open-end format by merging it into an open-end investment company is the most advantageous alternative for Global Small Cap. For the reasons discussed below, the Board decided that Global Equity is the best-suited open-end investment company for merger with Global Small Cap.

THE PROPOSED REORGANIZATION WITH GLOBAL EQUITY

     As part of its consideration, the Board examined a number of factors with respect to the Reorganization, including: (1) the compatibility of the Funds' investment objectives, policies and restrictions; (2) the Funds' respective investment performances; (3) the effect of the Reorganization on the expense ratio of Global Equity Class A Shares and that expense ratio relative to Global Small Cap's current expense ratio; (4) the costs to be incurred by each Fund as a result of the Reorganization; (5) the tax consequences of the Reorganization; and (6) the potential benefits of the Reorganization to other persons, including Mitchell Hutchins and its affiliates.

     The Board considered the investment objectives and policies of the Funds. Global Small Cap's investment objective is long-term capital appreciation. Global Equity has a comparable investment objective of long-term growth of capital. To achieve its investment objective, Global Equity primarily invests its assets in the equity securities of issuers located in the United States and developed foreign markets. Global Small Cap normally invests at least 65% of its total assets in equity securities of small capitalization ('small cap') companies located throughout the world, including Asia, Europe, the Far East, the Middle East, North Africa and the Americas. The Board noted that Global Small Cap is subject to somewhat greater risk than Global Equity to the extent that the securities of small cap companies have historically experienced greater volatility and are less liquid. More information on the risks of investing in small cap companies is provided below in 'Comparison of Principal Risk Factors.' The Board also determined that, although Global Equity has a broader investment mandate, the Funds' investment objectives and policies are reasonably compatible.

     The Board took into account the likelihood of substantial redemptions by current shareholders of Global Small Cap after the Reorganization which would necessitate a need for cash to satisfy those redemption requests. It also considered the general compatibility of the current portfolio holdings of Global Small Cap and Global Equity Fund. Mitchell Hutchins informed the Board that the Fund could liquidate incompatible securities in the period after the Reorganization is approved by Global Small Cap shareholders, but before the Reorganization is effected. Such liquidation would have the effect of allocating the costs and tax consequences, if any, of selling securities in Global Small Cap's portfolio to its shareholders, not to the shareholders of Global Equity after the Reorganization. Selling a portion of Global Small Cap's portfolio before the Reorganization would also increase the opportunity for that Fund's portfolio managers to liquidate the securities in a measured and economically rational manner, instead of in a hurried 'fire sale' environment to liquidate all those securities at the time of the Reorganization. Of course, there can be no assurance of favorable prices or of the proportion of securities that will be sold during this period.

     In addition, the Board considered the different advisory arrangements in place for the Funds and the historic performance of Global Small Cap in relation to the performance of Global Equity. Mitchell Hutchins currently serves as investment adviser for Global Small Cap, and GE Investment Management Incorporated ('GEIM'), an indirect wholly owned subsidiary of General Electric Company, serves as its sub-adviser, performing day-to-day portfolio management. Mitchell Hutchins is also the investment adviser for Global Equity, performing asset allocation between the U.S. and foreign portions of the portfolio and performing day-to-day portfolio management of the U.S. portion. Invista Capital Management LLC ('Invista'), a wholly owned subsidiary of Principal Financial Group, an insurance and financial services holding company, serves as Global Equity's sub-adviser for the international portion of its portfolio. The Board considered the level and quality of investment advisory services provided by Mitchell Hutchins and Invista, and decided that Global Small Cap shareholders would benefit from their continued provision of portfolio management services for Global Equity after the Reorganization. Therefore, upon the Closing Date of the Reorganization, GEIM would no longer act as the sub-adviser for any of the reorganized portfolio assets.

     Mitchell Hutchins also advised the Board that, while past performance provides no guarantee of future results, Global Equity historically has outperformed Global Small Cap. Information on the relative performance of the Funds is provided below in 'Comparison of the Funds -- Performance.'

     The Board also considered the impact the Reorganization would have on expenses. As a closed-end fund, Global Small Cap currently pays no Rule 12b-1 distribution or service fees. The Global Equity Class A Shares that Global Small Cap shareholders would receive in the Reorganization are subject to an annual Rule 12b-1 service fee of 0.25% of average daily net assets attributable to Class A. Open-end funds such as Global Equity also normally pay higher transfer agency fees than closed-end funds due to the continuous sale and redemption of their shares. In addition, open-end funds such as Global Equity incur expenses associated with maintaining continuous federal securities registration. Closed-end funds, such as Global Small Cap, typically do not incur these expenses.

     In analyzing expenses, the Board also considered the investment advisory and administration fees paid by Global Equity. Global Small Cap pays Mitchell Hutchins total investment advisory and administration fees of 1.00% of its average weekly net assets. Global Equity pays Mitchell Hutchins a fee, computed daily and paid monthly, at the effective annual rate of 0.85% of the Fund's average daily net assets. This fee rate is reduced to the extent that Global Equity's net assets exceed $500 million. GEIM's and Invista's sub-advisory fees are paid by Mitchell Hutchins and not the respective Funds. The investment advisory fee schedule in place for Global Equity will apply after the Reorganization. Therefore, the effective investment advisory and administration fee rate for the combined entity will be 0.85%, 0.15% less than Global Small Cap's current investment advisory and administration fee rate.

     The Board also considered that, overall, the Reorganization will result in slightly higher total operating expenses for Global Small Cap shareholders. For its fiscal year ended July 31, 1999, Global Small Cap had annualized operating expenses of 1.43% of average weekly net assets. For the nine-month period ended July 31, 1999, Global Equity Class A Shares had annualized total operating expenses of 1.56% of average daily net assets. Based on Mitchell Hutchins' preliminary calculations for the current fiscal year, Mitchell Hutchins estimates that, on a pro forma basis, Global Equity Class A Shares would have total operating expenses of approximately 1.55% of average daily net assets. Accordingly, the Reorganization could result in an increase in total annual operating expenses for Global Small Cap shareholders. For more information on the comparative fees and expenses of the Funds, see 'Comparison of the Funds -- Fees and Expenses,' below. In addition, the Board noted that no initial sales charges would be imposed on the Global Equity Class A Shares issued to Global Small Cap shareholders in connection with the Reorganization.

     Finally, the Board reviewed the principal terms of the Plan and noted that the securities and other assets held by Global Small Cap at the time of the Reorganization will be valued at full market value, that the Reorganization would be tax-free to it and its shareholders and that Global Small Cap shareholders will have ownership of a compatible fund and the ability to exchange into other PaineWebber open-end funds after the Reorganization without having to pay a sales load should their investment priorities change. In some cases, shareholders may qualify for reduced sales charges on additional purchases of Class A shares in PaineWebber mutual funds, depending on the size of their holdings.

     On the basis of the information provided to the Board and on its evaluation of that information, the Board determined that the proposed Reorganization will not dilute the interests of shareholders of Global Small Cap and that it is in the best interest of Global Small Cap. Therefore, the Board voted unanimously to approve the Plan and to recommend that Global Small Cap shareholders approve the Plan at the Meeting.

                            COMPARISON OF THE FUNDS

FORMS OF ORGANIZATION

     Global Equity is a diversified, open-end fund organized as a series of the Trust, a Massachusetts business trust, with shares that are continuously sold and redeemed based upon NAV. Global Small Cap is a diversified, closed-end fund organized as a Maryland corporation with shares that are traded on the American Stock Exchange, Inc. ('AMEX'). Open-end funds such as Global Equity continuously offer and redeem their shares, causing their total assets to fluctuate. In contrast, most closed-end funds make a single offering of non-redeemable shares and thus retain a stable pool of assets, which changes only upon appreciation or depreciation of their portfolio investments. Global Small Cap issues share certificates representing its shares, but Global Equity does not issue share certificates.

     When the Reorganization is effected, Global Small Cap shareholders will become shareholders of a Massachusetts business trust. This change in organizational form will not materially alter the rights of shareholders. Massachusetts business trust law gives investment companies more legal flexibility by permitting the issuance of an unlimited number of shares of beneficial interest and generally providing more flexibility in the adoption and amendment of an investment company's governing instruments. Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's Declaration of Trust disclaims shareholder liability for acts and obligations of the Trust and requires notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking made or issued by the Board Members or any officers or officer by or on behalf of the Trust, Global Equity, the Board Members or any of them in connection with the Trust. The Declaration of Trust provides for indemnification from Global Equity's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which Global Equity itself would be unable to meet its obligations, a possibility which Mitchell Hutchins believes is remote and not material. Upon payment of liability incurred by a shareholder, the shareholder paying such liability will be entitled to reimbursement from the general assets of Global Equity. The Board Members conduct the operations of Global Equity in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

INVESTMENT OBJECTIVES

     The investment objectives of Global Equity and Global Small Cap are effectively identical. Global Equity's investment objective is long-term growth of capital. Global Small Cap's investment objective is long-term capital appreciation.

INVESTMENT POLICIES

     As described below, the primary difference in the investment policies of Global Equity and Global Small Cap is Global Small Cap's focus on small cap equity securities. While Global Equity also may invest in equity securities issued by companies with relatively small capitalizations, its investments are diversified across a broader range of issuers and are currently concentrated in mid- and large-capitalization issuers.

     Under normal circumstances, Global Equity invests at least 80% of its total assets in stocks of companies in the United States and foreign countries that are represented in the MSCI Europe, Australasia and Far East Index ('EAFE Index'). However, Global Equity does not seek to replicate the weightings of the EAFE Index. The EAFE Index reflects stocks in most developed countries outside North America. Global Equity also may invest up to 20% of its total assets in stocks of issuers in other countries, including Canada and emerging markets; up to 35% of its total assets in investment grade corporate and governmental bonds; and up to 10% of its total assets in convertible securities rated below investment grade. Global Equity normally invests in at least three countries, one of which is typically the U.S. Global Equity's investment adviser, Mitchell Hutchins, allocates the Fund's assets between U.S. and foreign markets based on how it expects U.S. stock markets to perform in comparison to stock markets in certain of the EAFE Index countries. Mitchell Hutchins may increase the allocation of Global Equity's assets to either the U.S. or foreign markets if it believes that any of those markets has a greater potential for high returns, relative to the risk of loss. Mitchell Hutchins may use futures and foreign currency contracts to adjust Global Equity's exposure to either the U.S. or foreign markets.

     Global Small Cap normally invests at least 65% of its total assets in equity securities of small cap companies (defined as companies with market capitalizations of $1 billion or less at the time of investment) located throughout the world, including Asia, Europe, the Far East, the Middle East, North Africa and the Americas. While Global Small Cap is not restricted in the portion of its assets that may be invested in a single country or region, under normal market conditions, the Fund's assets are invested in issuers in at least three countries. While Global Small Cap is not limited in the assets it can allocate to emerging market securities, it typically has limited those investments to less than 20% of its assets. In managing Global Small Cap's portfolio, the Fund's sub-adviser, GEIM, seeks to identify those small cap companies, both in the U.S. and abroad, that are likely to benefit from long-term trends as they develop in the global economy. Global Small Cap may invest up to 35% of its total assets in other securities, including equity securities of companies with higher market capitalizations and in debt securities. It may invest up to 25% of its assets in convertible debt securities of domestic and foreign issuers and up to 10% of its assets in non-convertible debt securities of domestic and foreign issuers, including obligations issued or guaranteed by the U.S. or foreign governments or their agencies or instrumentalities. In addition, the Fund may invest up to 5% of its net assets in debt securities rated as low as B+ by Standard & Poor's ('S&P') or B1 by Moody's Investors Service, Inc. ('Moody's'). Global Small Cap may engage in hedging strategies, such as options, futures and forward currency contracts, to attempt to reduce the overall risk of its investment portfolio or to manage the Fund's foreign currency exposure.

PORTFOLIO COMPATIBILITY

     Global Small Cap's current portfolio, consisting primarily of equity securities of issuers located in the United States and overseas, is not entirely compatible with Global Equity's portfolio. Incompatible securities include not only those positions that would not be permitted under Global Equity's investment policies, but also those securities that Mitchell Hutchins or Invista believes may not be appropriate for Global Equity to maintain in its portfolio. If the proposal is approved, Mitchell Hutchins and GEIM anticipate selling some or all of the incompatible holdings in Global Small Cap's portfolio during the period between the date that the Reorganization is approved and the Closing Date. In addition, Global Small Cap may sell securities in order to increase the liquidity of its portfolio in anticipation of potential redemptions by Global Equity shareholders following the Reorganization. Global Small Cap will incur brokerage and related expenses as a result of selling portfolio securities, and it and its shareholders may incur tax consequences depending on the prices realized on those sales. If Global Small Cap has a significant cash position as a result of sales of securities for these purposes, then the Fund may be exposed to an opportunity risk, namely not participating fully in any strong equity market upward move at the beginning of the year 2000 to the same extent that it would have had it remained fully invested in stocks.

PORTFOLIO MANAGEMENT

     Closed-end funds, such as Global Small Cap, generally have greater freedom in managing their portfolios than do open-end funds like Global Equity. Because closed-end funds are not subject to forced sales of portfolio securities at undesirable times or prices to meet redemption requests, they have more freedom to invest in illiquid securities and may keep a larger percentage of their assets fully invested in equity or debt securities, rather than in cash. In addition, closed-end funds have greater flexibility under the 1940 Act to leverage their portfolios by borrowing. Despite having greater flexibility in portfolio management, Global Small Cap has not leveraged its portfolio, and, as noted above, it has not invested significantly in illiquid securities.

PERFORMANCE

     The following bar charts and tables provide information about the performance of Global Equity and Global Small Cap, and thus give some indication of the risks of investments in each Fund. The bar charts show how the Funds' performance has varied from year to year. The chart for Global Equity shows Class A Shares into which shares of Global Small Cap would be converted in the Reorganization and which have the longest performance history of any class of Global Equity's shares. The charts do not reflect the effect of sales charges. If they did, the total returns shown for Global Equity would be lower. The table that follows the bar charts shows the average annual total returns over several time periods for Global Equity Class A Shares and Global Small Cap shares. Except where otherwise indicated, the table does reflect sales charges on Global Equity Class A Shares. The table also compares Fund returns to two broad-based market indices, which are unmanaged and, therefore, do not include any sales charges or expenses. Performance information for Global Small Cap is expressed as a percentage of net asset value, not market value.

     Performance information for Global Small Cap is expressed as a percentage of net asset value, not market value. A Fund's past performance does not necessarily indicate how the Fund will perform in the future.

GLOBAL EQUITY -- TOTAL RETURN ON CLASS A SHARES

                              [PERFORMANCE GRAPH]

1989     1990     1991     1992     1993     1994     1995     1996     1997     1998
----     ----     ----     ----     ----     ----     ----     ----     ----     ----
 0%       0%       0%      3.26%    30.77%   -2.38%   13.54%   14.80%   6.34%    11.61%

Total return January 1 to September 30, 1999 -- 1.81%
Best quarter during years shown: 1st quarter, 1998 -- 19.22%
Worst quarter during years shown: 3rd quarter, 1998 -- (19.41)%

GLOBAL SMALL CAP -- TOTAL RETURN

                              [PERFORMANCE GRAPH]

1989     1990     1991     1992     1993     1994     1995     1996     1997     1998
----     ----     ----     ----     ----     ----     ----     ----     ----     ----
 0%       0%       0%       0%       0%     -18.50%   -8.85%   30.01%   10.93%    3.88%

Total Return January 1 to September 30, 1999 -- 8.59%
Best quarter during years shown: 1st quarter, 1998 -- 20.56%
Worst quarter during years shown: 3rd quarter, 1998 -- (22.91%)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1998

                                                                            SINCE           INCEPTION
                                                1 YEAR       5 YEARS      INCEPTION           DATE
                                                ------       -------      ---------           ----
GLOBAL SMALL CAP..............................   3.88%        2.16%(1)      4.75%(1)        10/15/93
GLOBAL EQUITY CLASS A SHARES..................   6.59%(2)     7.60%(3)     10.15%(2)(3)     11/14/91
GLOBAL EQUITY CLASS A SHARES (excluding
  initial sales charge, which would not apply
  to shares received in the Reorganization)...  11.61%        8.59%        10.87%           11/14/91
MSCI WORLD INDEX(4)...........................  24.80%       16.19%           (6)              --
SALOMON BROTHERS EXTENDED MARKET INDEX(5).....   5.93%        9.25%           (7)              --

------------

(1) On March 26, 1995, GEIM became sub-adviser of Global Small Cap.

(2) Effective October 1, 1998, Invista began overseeing the day-to-day management of the foreign portion of Global Equity's assets and Mitchell Hutchins began allocating the Fund's portfolio between U.S. and foreign investments and managing the U.S. portion of the Fund's assets.

(3) On February 13, 1995, Mitchell Hutchins replaced Kidder Peabody Asset Management Inc. as Global Equity's investment adviser.
                                              (footnotes continued on next page)

(footnotes continued from previous page)

(4) The Morgan Stanley Capital International ('MSCI') World Index measures the performance of securities in the U.S., Canada, Mexico, Western Europe, Australia, New Zealand and the Far East.

(5) The Salomon Brothers Extended Market Index measures the performance of over 3,000 mid and small cap issuers in 21 developed countries.

(6) Average annual total returns for the MSCI World Index for the life of each Fund were as follows: Global Small Cap -- 8.73% and Global Equity -- 13.96%.

(7) Average annual total returns for the Salomon Brothers Extended Market Index for the life of each Fund were as follows: Global Small Cap -- 8.73% and Global Equity -- 10.53%.

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold Global Equity Class A Shares and shares of Global Small Cap. The pro forma information reflects the anticipated effects of the Reorganization. The information set forth below for Global Equity Class A Shares is based on its fees and expenses for the nine-month period ended July 31, 1999; information for Global Small Cap shares is based on its fees and expenses for the fiscal year ended July 31, 1999.

                                                                                         GLOBAL EQUITY
                                                   GLOBAL EQUITY       GLOBAL SMALL        PRO FORMA
                                                      CLASS A              CAP             COMBINED
SHAREHOLDER FEES/SHAREHOLDER TRANSACTION EXPENSES     -------              ---             --------
Maximum Sales Charge (load) Imposed on Purchases
  (as a percentage of offering price)............      4.50%(1)             None(2)          4.50%(1)
Maximum Deferred Sales Charge (load) (CDSC) (as a
  percentage of offering price)..................       None                None              None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees..................................      0.85%               1.00%             0.85%
Distribution and/or Service (12b-1) Fees.........      0.25%                None             0.25%
Interest Payments on Borrowed Funds..............       None                None              None
Other Expenses...................................      0.46%               0.43%             0.45%
                                                       -----              ------            ------
Total Annual Fund Operating Expenses.............      1.56%               1.43%             1.55%

------------
(1) Shares issued in connection with the Reorganization will not be subject to the sales charge.

(2) Purchases and sales of Global Small Cap shares on the AMEX would likely be subject to brokerage fees and related expenses.

EXPENSE EXAMPLE

     The example below is intended to help you compare the costs of investing in Class A Shares of Global Equity, both before and after the Reorganization, with the costs of investing in shares of Global Small Cap (although the impact of brokerage commissions for Global Small Cap have not been reflected).

     The example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem (or in the case of Global Small Cap, sell) all of your shares at the end of those periods. The example also assumes that your investments each have a 5% return each year and that each Fund's operating expenses remain the same. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

                                                             1 YEAR    3 YEARS   5 YEARS   10 YEARS
                                                             ------    -------   -------   --------
GLOBAL EQUITY CLASS A (excluding initial sales charge which
  will not apply to shares received in the
  Reorganization)..........................................   $159      $493     $  850     $1,856
GLOBAL EQUITY PRO FORMA COMBINED (excluding initial sales
  charge which will not apply to shares received in the
  Reorganization)..........................................   $158      $490     $  845     $1,845
GLOBAL SMALL CAP...........................................   $145      $452     $  782     $1,713

                                       10

     The following portion of the example is for the information of shareholders who may wish to purchase additional Global Equity Class A Shares after the Reorganization. The chart below reflects the effect of the Fund's maximum initial sales charge.

                                                             1 YEAR    3 YEARS   5 YEARS   10 YEARS
                                                             ------    -------   -------   --------
GLOBAL EQUITY CLASS A SHARES (including initial sales
  charge)..................................................   $602      $920     $1,262     $2,223
GLOBAL EQUITY PRO FORMA COMBINED (including initial sales
  charge)..................................................   $601      $918     $1,257     $2,212

SALES CHARGES

     GLOBAL EQUITY CLASS A SHARES RECEIVED IN CONNECTION WITH THE REORGANIZATION WILL NOT BE SUBJECT TO THE CUSTOMARY INITIAL SALES CHARGE OF UP TO 4.50%. Any new purchases of Global Equity Class A Shares by a former Global Small Cap shareholder following the Reorganization will be subject to the applicable initial sales charge.

DISTRIBUTION, PURCHASE, EXCHANGE AND REDEMPTION

     Mitchell Hutchins, the distributor of Global Equity's shares, has appointed PaineWebber Incorporated ('PaineWebber') and its correspondent firms to be the dealers for the sale of those shares. The minimum initial investment in Global Equity is $1,000; each additional investment must be $100 or more. These minimums may be waived or reduced for investments by employees of PaineWebber or its affiliates, certain pension plans and retirement accounts and participants in a PaineWebber Fund's automatic investment plan.

     Global Equity Class A Shares pay a fee in the amount of 0.25% of average daily net assets to Mitchell Hutchins for shareholder services pursuant to a Rule 12b-1 plan (the '12b-1 fee'). As noted above, Global Equity Class A Shares are normally subject to an initial sales charge of up to 4.50%. Shares of Global Equity may be exchanged for shares of most other PaineWebber Funds of the corresponding class and may be acquired through exchange of the corresponding class of shares of other PaineWebber Funds, as described in Global Equity's prospectus. No initial sales charge is imposed on the shares acquired through an exchange. Exchanges are subject to minimum investment and other requirements of the PaineWebber Fund into which exchanges are made. Global Equity Class A Shares may be redeemed by the Fund at NAV and are generally not subject to a contingent deferred sales charge.

     Shares of Global Small Cap are listed and publicly traded on the AMEX under the symbol 'GSG' and are not subject to distribution fees. Shareholders of Global Small Cap currently do not have an exchange privilege. Although Global Small Cap shares are non-redeemable, shareholders of Global Small Cap may sell their shares on the AMEX.

OPERATIONS OF GLOBAL EQUITY FOLLOWING THE REORGANIZATION

     Although there are differences in the investment objectives and policies of the Funds, it is not expected that Global Equity will revise its investment objective or any of its policies following the Reorganization to reflect those of Global Small Cap. Rather, because Global Small Cap's assets are predominantly equity securities of small cap issuers, many of which are consistent with Global Equity's investment policies, Mitchell Hutchins and GEIM, Global Small Cap's investment adviser and sub-adviser, respectively, believe that a large portion of Global Small Cap's assets could be transferred to and held by Global Equity if the Reorganization is approved. However, Global Equity is not expected to hold the majority of Global Small Cap's assets for any length of time. Consequently, upon approval of the Reorganization, but before the Reorganization becomes effective, Global Small Cap may sell a significant portion of the assets, if any, that are inconsistent with Global Equity's investment policies or that Mitchell Hutchins or Invista believes to be incompatible with the management approach of Global Equity. The proceeds thereof will be held in temporary investments or reinvested in assets that qualify to be held by Global Equity. Such sales could result in selling securities at a disadvantageous time and could result in Global Small Cap's realizing gains (or losses) that would not otherwise have been realized.

FUND BOARD MEMBERS AND OFFICERS

     Following the Reorganization, the Trust's board of trustees ('Trust's Board') will continue to serve in that capacity for Global Equity. The current Board Members of the Trust are the same persons who are currently directors of Global Small Cap. In addition, the current officers of Global Equity are predominantly the same persons who now serve as Global Small Cap's officers. Upon the Reorganization, the officers of Global Equity will be the officers for the combined Fund. For more information about Global Equity's officers, see the March 1, 1999, Global Equity SAI, which is incorporated by reference herein. Please see Appendix C for the names, ages and principal occupations of the current Board Members for both Funds and for the officers of Global Small Cap.

INVESTMENT ADVISERS AND PORTFOLIO MANAGEMENT

     GLOBAL SMALL CAP. As noted above, Mitchell Hutchins serves as investment adviser for Global Small Cap and GEIM serves as its sub-adviser, performing day-to-day portfolio management. Mitchell Hutchins has served as the investment adviser for Global Small Cap since the Fund's inception. GEIM has served as Global Small Cap's sub-adviser since March 26, 1995. GEIM is affiliated with Mitchell Hutchins because its parent company, General Electric Company, owns about 21.7% of Paine Webber Group Inc. ('PW Group'), Mitchell Hutchins' indirect parent.

     The portfolio managers responsible for the day-to-day management of Global Small Cap's portfolio are:

      Ralph R. Layman, who is a Chartered Financial Analyst and an Executive Vice President and a senior investment manager at GEIM and General Electric Investment Corporation ('GEIC'). From 1989 to 1991, Mr. Layman served as Executive Vice President, partner and portfolio manager of Northern Capital Management Co., and prior thereto, served as Vice President and portfolio manager of Templeton Investment Counsel, Inc., and Vice President of the Templeton Emerging Markets Fund; and

      Judith A. Studer, who is a Senior Vice President and Portfolio Manager with GEIM's International Equities Team. She has more than 12 years of investment experience and has held positions with GEIM and GEIC since 1984.

     GLOBAL EQUITY. Mitchell Hutchins also serves as the investment adviser for Global Equity. Mitchell Hutchins currently performs asset allocation between the U.S. and foreign portions of the Fund's portfolio and manages the U.S. portion of the portfolio day-to-day. Invista currently serves as the sub-adviser for the international portion of Global Equity's portfolio. Prior to October 1, 1998, GEIM served as sub-adviser for Global Equity, overseeing the day-to-day management of the Fund's entire portfolio, and prior to February 13, 1995, Kidder Peabody Asset Management Inc. served as investment adviser for Global Equity.

     The portfolio managers responsible for the asset allocation and day-to-day management of the domestic portion of Global Equity's portfolio, respectively, are:

      T. Kirkham Barneby, who has been responsible for Global Equity's asset allocation decisions since October 1, 1998. Mr. Barneby is a managing director and chief investment officer for quantitative investments of Mitchell Hutchins. Mr. Barneby rejoined Mitchell Hutchins in 1994, after being with Vantage Global Management for one year. Prior to that year, Mr. Barneby was a senior vice president responsible for quantitative management and asset allocation models at Mitchell Hutchins; and

      Mark A. Tincher, who has been primarily responsible for the day-to-day management of Global Equity's U.S. investments since October 1, 1998. Mr. Tincher is a managing director and chief investment officer for equities (stocks) of Mitchell Hutchins. Prior to joining Mitchell Hutchins in March 1995, Mr. Tincher worked for Chase Manhattan Private Bank, where he was vice president and directed the U.S. funds management and equity research area and oversaw the management of all Chase U.S. equity funds.

     The portfolio manager responsible for the day-to-day management of the international portion of Global Equity's portfolio is:

      Scott D. Opsal, who has been primarily responsible for the day-to-day management of Global Equity's foreign investments since October 1, 1998, when Invista was appointed as the Fund's sub-adviser for foreign investments. Mr. Opsal is an executive vice president and chief investment officer of Invista, where he has been employed since 1986.

OTHER SERVICE PROVIDERS

     Global Small Cap and Global Equity have the same custodian (State Street Bank and Trust Company) and the same independent auditors (Ernst & Young LLP). Global Equity's transfer and dividend disbursing agent is PFPC Inc. Global Small Cap's transfer and dividend disbursing agent is PNC Bank, N.A. Upon completion of the Reorganization, these entities (except PNC Bank, N.A.) will continue to provide services to the combined Fund.

                      COMPARISON OF PRINCIPAL RISK FACTORS

PRIMARY DIFFERENCES IN INVESTMENT RISKS OF THE FUNDS

     Global Equity and Global Small Cap are subject to substantially the same investment risks arising out of investing in foreign securities generally, and developing markets specifically. However, Global Small Cap is subject to additional risks arising out of its narrower issuer capitalization focus. Global Small Cap focuses its investments in companies with market capitalizations of $1 billion or less. Small cap companies may be more vulnerable than larger companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources. Securities of such companies may be less liquid and more volatile than securities of larger companies or the market averages in general and, therefore, may involve greater risk than investing in larger companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. By contrast, Global Equity may invest in securities of issuers with varying market capitalization levels, and thus has greater latitude in allocating its investments in times of economic instability. On the other hand, some of the larger capitalization equity securities in which Global Equity invests may also experience substantial economic difficulties.

RISKS COMMON TO BOTH FUNDS

INVESTING IN SECURITIES GENERALLY

     Investing in either Global Equity or Global Small Cap entails a risk that you could lose all or a portion of your investment. The value of your investment in either Fund goes up and down with the prices of the securities in which the Fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Debt securities are particularly vulnerable to credit risk and interest rate fluctuations. When interest rates rise, bond prices generally fall; the longer the bond's duration (a measure of the expected life of a bond on a present value basis), the more sensitive it is to this risk.

INVESTING IN FOREIGN SECURITIES

     Investments in foreign securities may be affected by, among others, the following factors:

      Currency exchange rates -- The dollar value of the Funds' investments denominated in foreign currencies will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

      Political and economic conditions -- The value of the Funds' foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

      Regulations -- Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. In addition, certain countries may impose expropriation constraints on the assets of certain companies.

      Markets -- The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and their prices may be more volatile than U.S. securities.

     These factors may affect the prices of securities issued by foreign companies located in developing countries more than those in countries with more mature economies. For example, many developing countries have, in the past, experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be additional risks and delays in custody and settlement procedures.

LOWER QUALITY DEBT

     Global Small Cap may invest up to 5% of its net assets in debt securities rated below investment grade, but not lower than B+ by S&P or B1 by Moody's. In the event that, due to a downgrade of one or more debt securities, an amount in excess of 5% of the Fund's net assets is held in securities rated below investment grade and comparable unrated securities, GEIM will engage in an orderly disposition of such securities to the extent necessary to ensure that the Fund's holdings of such securities do not exceed 5% of the Fund's net assets.

     Global Equity may invest up to 10% of its net assets in convertible securities rated below investment grade (below BBB by S&P or Baa by Moody's).

     Compared to higher-quality debt securities, securities rated below investment grade or 'junk bonds' involve greater risk of default or price changes due to changes in the credit quality of the issuer because they are generally unsecured and may be subordinated to other creditors' claims. The value of junk bonds often fluctuates in response to issuer, political or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. During those times, the bonds may be difficult to value or sell at a fair price. Credit ratings on junk bonds do not necessarily reflect their actual market risk.

SOVEREIGN DEBT

     Both Global Equity and Global Small Cap may invest in sovereign debt securities of foreign governments. Investments in sovereign debt securities involve special risks. Sovereign debt securities in which the Funds would invest are generally lower-quality debt securities, equivalent to junk bonds. Accordingly, they are subject to many of the same risks as junk bonds, detailed above. In addition, sovereign debt securities are subject to the risk that, under certain political, diplomatic, social or economic circumstances, some developing countries that issue sovereign debt securities may be unable or unwilling to make principal or interest payments as they come due, and a Fund may have limited legal recourse against a sovereign in the event of default.

ILLIQUID SECURITIES

     Global Small Cap may invest up to 20% of its net assets, and Global Equity may invest up to 10% of its net assets, in illiquid securities. Any limitations on resale and marketability of such securities may have the effect of preventing the Funds from disposing of such securities at the time desired or at a reasonable price. In addition, in order to resell restricted securities, the Funds might have to bear the expense and incur the delays associated with registering such securities.

YEAR 2000

     The Funds could be adversely affected by problems relating to the inability of computer systems used by Mitchell Hutchins and the Funds' other service providers to recognize the year 2000. While year 2000-related computer problems could have a negative effect on the Funds, Mitchell Hutchins is working to avoid these problems with respect to its own computer systems and to obtain assurances from service providers that they are taking similar steps.

     Similarly, the companies in which the Funds invest and trading systems used by the Funds could be adversely affected by this issue. The ability of a company or trading system to respond successfully to the issue requires both technological sophistication and diligence, and there can be no assurance that any steps taken will be sufficient to avoid an adverse impact on the Funds.

                              FINANCIAL HIGHLIGHTS

     The following financial highlights table is intended to help you understand the financial performance of Global Equity's Class A Shares for the past
5 years. Certain information reflects financial results for a single Global Equity Class A share.

     In the table, 'total investment return' represents the rate that an investor would have earned on an investment in Global Equity Class A Shares (assuming reinvestment of all dividends and distributions).

     This information has been audited (except as noted) by Ernst & Young LLP, independent auditors, whose report, along with Global Equity's financial statements, is included in Global Equity's Annual Report to Shareholders. The Annual Report may be obtained without charge by calling 1-800-647-1568 and is incorporated by reference herein.

                                                                     GLOBAL EQUITY
                                 -------------------------------------------------------------------------------------
                                                                        CLASS A
                                 -------------------------------------------------------------------------------------
                                 FOR THE NINE     FOR THE YEARS ENDED   FOR THE TWO    FOR THE YEARS ENDED
                                 MONTHS ENDED         OCTOBER 31,       MONTHS ENDED       AUGUST 31,
                                   JULY 31,       -------------------   OCTOBER 31,    -------------------
                                     1999         1998'D'      1997         1996         1996      1995**       1994
                                     ----         -------      ----         ----         ----      ------       ----
                                 (UNAUDITED)
Net asset value, beginning of
  period.......................    $  16.27       $  18.37   $  17.43     $  16.81     $  16.12   $  16.98    $  14.55
                                   --------       --------   --------     --------     --------   --------    --------
Net investment income (loss)...        0.07           0.03'D'D'    --        (0.02)        0.02       0.02        0.01
Net realized and unrealized
  gains (losses) from
  investments, futures and
  foreign currency.............        2.49           0.35'D'D'  1.52         0.64         1.24       0.37        2.63
                                   --------       --------   --------     --------     --------   --------    --------
Net increase (decrease) from
  investment operations........        2.56           0.38       1.52         0.62         1.26       0.39        2.64
                                   --------       --------   --------     --------     --------   --------    --------
Dividends from net investment
  income.......................       (0.02)         --         --          --            --         --          --

Distributions from net realized
  gains from investment........       (0.81)         (2.48)     (0.58)      --            (0.57)     (1.25)      (0.21)
                                   --------       --------   --------     --------     --------   --------    --------
Total dividends and
  distributions................       (0.83)         (2.48)     (0.58)      --            (0.57)     (1.25)      (0.21)
                                   --------       --------   --------     --------     --------   --------    --------
Net asset value, end of
  period.......................    $  18.00       $  16.27   $  18.37     $  17.43     $  16.81   $  16.12    $  16.98
                                   --------       --------   --------     --------     --------   --------    --------
                                   --------       --------   --------     --------     --------   --------    --------
Total investment return(1).....       16.21%          2.53%      8.87%        3.69%        8.06%      3.24%      18.23%
                                   --------       --------   --------     --------     --------   --------    --------
                                   --------       --------   --------     --------     --------   --------    --------
Ratios/Supplemental Data:
Net assets, end of period
  (000's)......................    $237,053       $251,680   $294,878     $307,267     $305,218   $360,652    $185,493
Expenses to average net
  assets.......................        1.56%*(2)      1.55%      1.44%        1.53%*       1.48%      1.71%(3)     1.58%
Net investment income (loss) to
  average net assets...........        0.63%*         0.17%      0.01%       (0.80)%*      0.10%      0.09%(3)     0.07%
Portfolio turnover rate........          59%           151%        86%           3%          33%        40%         51%

------------

*  Annualized

** Investment advisory functions for the fund were transferred from Kidder
   Peabody Asset Management Inc. to Mitchell Hutchins on February 13, 1995.

'D' Effective October 1, 1998, Invista began overseeing the day-to-day management of the foreign portion of Global Equity's assets and Mitchell Hutchins began allocating the Fund's portfolio between U.S. and foreign investments and managing the U.S. portion of the Fund's assets.

'D'D' Calculated using the average monthly shares outstanding for that year.

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results would be lower if sales charges were included. Total investment returns for periods of less than one year have not been annualized.

(2) During the nine months ended July 31, 1999, Mitchell Hutchins waived a portion of its advisory and administration fees. The ratios excluding the waiver would be the same since the fee waiver represents less than 0.005%.

(3) These ratios include non-recurring reorganization expenses of 0.06% for Class A Shares.

                ADDITIONAL INFORMATION ABOUT THE REORGANIZATION

TERMS OF THE REORGANIZATION

     The terms and conditions under which the Reorganization may be consummated are set forth in the Plan. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan, a copy of which is attached as Appendix A to this Proxy
Statement/Prospectus.

     The Plan contemplates (a) Global Equity's acquiring on the Closing Date all the assets of Global Small Cap in exchange solely for Global Equity Class A Shares and Global Equity's assumption of all of Global Small Cap's liabilities and (b) the distribution of those shares to Global Small Cap shareholders. Global Small Cap's assets include all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on its books and other property owned by it as of the close of business on the Closing Date ('Effective Time') (collectively, the 'Assets'). Global Equity will assume from Global Small Cap all its liabilities, debts, obligations and duties of whatever kind or nature, whether absolute, accrued, contingent or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Effective Time and whether or not referred to in the Plan (collectively, the 'Liabilities'); provided, however, that Global Small Cap will use its best efforts to discharge all of its known Liabilities prior to the Effective Time. Global Equity will deliver its Class A Shares to Global Small Cap, which then will be distributed to Global Small Cap's shareholders.

     The value of the Assets to be acquired, and the amount of the Liabilities to be assumed, by Global Equity and the NAV of a Class A Share of Global Equity will be determined as of the close of regular trading on the AMEX on the Closing Date. Portfolio securities normally will be valued based on market values obtained from independent pricing services that use reported last sales prices, current market quotations or valuations from computerized 'matrix' systems that derive values based on comparable securities. Securities traded in the over-the-counter ('OTC') market and listed on The Nasdaq Stock Market, Inc. ('Nasdaq') normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Mitchell Hutchins, GEIM or Invista. If a market value is not available from an independent pricing source for a particular security, that security is valued at a fair value determined by or under the direction of the Funds' Boards. The amortized cost method generally will be used to value bonds that will mature in 60 days or less.

     All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by a Fund's custodian, unless its Board determines that this does not represent fair value. Foreign currency exchange rates are generally determined prior to the close of trading. Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of trading, which will not be reflected in a computation of a Fund's NAV. If events materially affecting the value of such investments or currency exchange rates occur during such time period, the investments will be valued at their fair value as determined in good faith by or under direction of the Fund's Board.

     On, or as soon as practicable after, the Closing Date, Global Small Cap will distribute to its shareholders of record as of the Effective Time the Global Equity Class A Shares it receives so that each Global Small Cap shareholder will receive the number of full and fractional Class A Shares of Global Equity equal in aggregate NAV to the shareholder's shares in Global Small Cap. That distribution will be accomplished by opening accounts on the books of Global Equity in the names of Global Small Cap's shareholders and crediting those accounts with Global Equity Class A Shares equal in aggregate NAV to the shareholders' shares in Global Small Cap. Fractional shares of Global Equity will be rounded to the third decimal place.

     Immediately after the Reorganization, each former shareholder of Global Small Cap will own Class A Shares of Global Equity equal in NAV to the aggregate NAV of that shareholder's shares in Global Small Cap immediately prior to the Reorganization. The NAV per share of Global Equity will not be changed as a result of the Reorganization. Thus, the Reorganization will not result in a dilution of any shareholder ownership interest.

DESCRIPTION OF SECURITIES TO BE ISSUED

     The Trust is registered with the SEC as an open-end management investment company. Pursuant to the Trust's Amended and Restated Declaration of Trust, the Trust may issue an unlimited number of shares. The Trust's Board has established Global Equity as a series of the Trust and has authorized the public offering of four classes of shares of that Fund, designated Class A, Class B, Class C and Class Y shares. Only Class A Shares will be issued in connection with the Reorganization. Although Class A Shares are customarily subject to an initial sales charge of up to 4.50% of their public offering price, this sales charge will be waived for the shares issued in connection with the Reorganization.

     Each Global Equity Class A Share represents an equal proportionate interest with other shares of that Fund, has a par value of $0.001 per share, has equal earnings, assets and voting privileges, except as noted in the Global Equity SAI, and is entitled to dividends and other distributions out of the income earned and gain realized on the assets belonging to the Fund and related to Class A, as declared by the Trust's Board. Each share of a class represents an equal proportionate interest in Global Equity's assets with each other share of that class. Shares of Global Equity entitle their holders to one vote per full share and fractional votes for fractional shares held, except that each class has exclusive voting rights on matters pertaining solely to that class. Shares of Global Equity, when issued, are fully paid and non-assessable.

DIVIDENDS AND OTHER DISTRIBUTIONS

     Dividends from each Fund's net investment income are normally declared and distributed annually. Any net capital gain (the excess of net long-term capital gain over net short-term capital loss) and net short-term capital gain realized from the sale of portfolio securities and net gains from foreign currency transactions generally are distributed annually. Shareholders of Global Equity receive dividends in additional shares of the same class unless the shareholder elects to receive cash. Shareholders of Global Small Cap may participate in the Fund's Dividend Reinvestment Plan, under which dividends and other distributions are automatically invested in additional shares of the Fund at market price. Alternatively, Global Small Cap shareholders may elect to receive dividends and other distributions in cash.

     Each Fund may make additional distributions, if necessary, to avoid a 4% federal excise tax on certain undistributed ordinary income and capital gains.

     On or before the Closing Date, Global Small Cap will declare as a distribution substantially all of its undistributed net investment income, net capital gain, net short-term capital gain and net gains from foreign currency transactions to maintain its tax status as a regulated investment company.

     The consummation of the Reorganization is subject to a number of conditions set forth in the Plan, some of which may be waived by Global Small Cap or Global Equity. In addition, the Plan may be amended in any mutually agreeable manner, except that no amendment may be made subsequent to the Meeting that would have a material adverse effect on Global Small Cap shareholders' interests.

POTENTIAL NET REDEMPTION

     If shareholders owning a large percentage of Global Small Cap shares immediately prior to the Reorganization redeem their Global Equity Class A Shares shortly after the Reorganization, Global Equity may incur significant costs. To meet redemption requests in an amount that exceeds available cash, Global Equity may be required either to draw upon a line of credit, which would result in interest costs, or to sell portfolio securities, which would result in brokerage costs and may result in capital gain or loss that would not otherwise have been recognized at that time. To the extent it is not otherwise offset during the year, any gain would be distributed to Global Equity's remaining shareholders. Global

Equity's recognition and distribution of any such gain may have a negative consequence for non-redeeming shareholders because they would be required to pay taxes on larger than expected capital gain distributions.

ACCOUNTING TREATMENT

     The Reorganization will be accounted for on a tax-free combined basis. Accordingly, the book cost basis to Global Equity of the assets transferred to it by Global Small Cap will be the same as Global Small Cap's book cost basis of such assets.

FEDERAL INCOME TAX CONSIDERATIONS

     Global Small Cap and the Trust will each receive an opinion of Kirkpatrick & Lockhart LLP, their counsel, substantially to the following effect:

          (1) Global Equity's acquisition of the Assets in exchange solely for Global Equity Class A Shares and Global Equity's assumption of the Liabilities, followed by Global Small Cap's distribution of those shares pro rata to its shareholders constructively in exchange for their Global Small Cap shares, will qualify as a reorganization within the meaning of section 368(a)(1)(C) of the Code, and each Fund will be 'a party to a reorganization' within the meaning of section 368(b) of the Code;

          (2) Global Small Cap will recognize no gain or loss on its transfer of the Assets to Global Equity in exchange solely for Global Equity Class A Shares and Global Equity's assumption of the Liabilities or on the subsequent distribution of those shares to Global Small Cap's shareholders in constructive exchange for their Global Small Cap shares;

          (3) Global Equity will recognize no gain or loss on its receipt of the Assets in exchange solely for Global Equity Class A Shares and its assumption of the Liabilities;

          (4) Global Equity's basis for the Assets will be the same as Global Small Cap's basis therefor immediately before the Reorganization, and Global Equity's holding period for the Assets will include Global Small Cap's holding period therefor;

          (5) A Global Small Cap shareholder will recognize no gain or loss on the constructive exchange of all its Global Small Cap shares solely for Global Equity Class A Shares pursuant to the Reorganization; and

          (6) A Global Small Cap shareholder's aggregate basis for the Global Equity Class A Shares to be received by it in the Reorganization will be the same as the aggregate basis for its Global Small Cap Shares to be constructively surrendered in exchange for those Global Equity shares, and its holding period for those Global Equity Class A Shares will include its holding period for those Global Small Cap shares, provided they are held as capital assets by the shareholder on the Closing Date.

The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Global Small Cap shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

     Utilization by Global Equity after the Reorganization of any pre-Reorganization capital losses realized by Global Small Cap could be subject to limitation in future years under the Code.

     Shareholders of Global Small Cap should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

                           ORGANIZATION OF THE FUNDS

     Global Equity is a diversified series of the Trust, an open-end management investment company. Global Equity commenced operations on November 14, 1991. The Trust was organized as a Massachusetts business trust on March 28, 1991. The operations of the Trust, as a Massachusetts business trust, are governed by its Amended and Restated Declaration of Trust and Massachusetts law. The overall direction and supervision of Global Equity is the responsibility of the Trust's Board, which has the primary duty of ensuring that the Fund's general investment policies and programs are adhered to and the Fund is properly administered. Prior to August 25, 1995, the name of Global Equity was 'Mitchell Hutchins/Kidder, Peabody Global Equity Fund.' Prior to February 13, 1995, the name of the Fund was 'Kidder, Peabody Global Equity Fund.'

     Global Small Cap is a diversified closed-end management investment company that was organized as a Maryland corporation on June 22, 1993. Global Small Cap shares have been listed and publicly traded on the AMEX under the symbol 'GSG' since October 15, 1993. The operations of Global Small Cap, as a Maryland corporation, are governed by its Articles of Incorporation and By-Laws and Maryland law. The overall direction and supervision of Global Small Cap is the responsibility of its Board, which has the primary duty of ensuring that the Fund's general investment policies and programs are adhered to and the Fund is properly administered.

                                 CAPITALIZATION

     The following table shows the capitalization of Global Small Cap and Global Equity Class A Shares as of July 31, 1999, and on a pro forma combined basis as of July 31, 1999, giving effect to the Reorganization:

                                                                               GLOBAL EQUITY
                                                                                 PRO FORMA
                              GLOBAL SMALL CAP   GLOBAL EQUITY: CLASS A          COMBINED
                              ----------------   ----------------------          --------
Net Assets..................    $66,075,392           $237,053,217             $303,128,609
Shares Outstanding..........      3,801,667             13,167,559               16,838,414
Net Asset Value Per Share...     $17.38               $18.00                   $18.00

     REQUIRED VOTE. The proposal to approve the Plan requires the affirmative vote of a majority of the votes entitled to be cast on the proposal. Neither Ronald Olin Investment Management Company nor Deep Discount Advisors, Inc., the only shareholders known to Global Small Cap who hold 5% or more of its outstanding shares, has indicated to the Fund whether it supports or opposes the Reorganization proposal.

      THE BOARD RECOMMENDS THAT YOU VOTE 'FOR' THE PLAN OF REORGANIZATION.

                            ------------------------

                                 LEGAL MATTERS

     Certain legal matters concerning Global Small Cap and the Trust and their participation in the Reorganization, the issuance of Class A Shares of Global Equity in connection with the Reorganization and the tax consequences of the Reorganization will be passed upon by Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036-1800, counsel to Global Small Cap and to the Trust.

                    INFORMATION FILED WITH THE SEC AND AMEX

     This Proxy Statement/Prospectus and the related SAI do not contain all the information set forth in the registration statements and the exhibits relating thereto and annual reports which Global Small Cap has filed with the Securities and Exchange Commission pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended ('1940 Act'), to which reference is hereby made. The SEC file number for Global Small Cap is 811-7814. Global Small Cap's Annual

Report to Shareholders is incorporated herein by reference. The SEC file number for the Trust's registration statement containing the Prospectus and SAI relating to Global Equity is 33-39659. Such Prospectus and SAI are incorporated by reference herein and such Prospectus is attached at Appendix B.

     Global Small Cap and the Trust are each subject to the informational requirements of the 1940 Act and in accordance therewith each files reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by Global Small Cap and the Trust (including the Registration Statement of the Trust relating to Global Equity and Global Small Cap on Form N-14 of which this Proxy Statement/Prospectus is a part) may be inspected without charge and copied at the public reference facilities maintained by the SEC at Room 1014, Judiciary Plaza, 450 Fifth Street, N.W., Washington, DC 20549, and at the following regional offices of the
SEC: 7 World Trade Center, New York, NY 10048; and 500 West Madison Street, 14th floor, Chicago, IL 60661. Copies of such material may also be obtained from the Public Reference Branch of the SEC at 450 Fifth Street, N.W., Washington,
DC 20549 at the prescribed rates. The SEC maintains an Internet web site at http://www.sec.gov that contains information regarding the Trust, Global Small Cap and other registrants that file electronically with the SEC.

     Global Small Cap shares are listed and publicly traded on the AMEX. If the Reorganization is approved, Global Small Cap will delist from AMEX and deregister as an investment company under the 1940 Act by filing an application on Form N-8F with the SEC upon consummation of the Reorganization. Reports, proxy statements and other information concerning Global Small Cap may be inspected at the offices of AMEX, 86 Trinity Place, New York, NY 10006.

                    INFORMATION ABOUT THE FUNDS' ADVISER AND
                 SUB-ADVISERS, AND GLOBAL EQUITY'S DISTRIBUTOR

     Mitchell Hutchins serves as investment adviser to both Global Small Cap and Global Equity. Mitchell Hutchins is located at 51 West 52nd Street, New York, New York 10019-6114. GEIM serves as investment sub-adviser to Global Small Cap and Invista serves as the investment sub-adviser to Global Equity. GEIM is located at 3003 Summer Street, Stamford, Connecticut 06905, and Invista is located at 1800 Hub Tower, 699 Walnut, Des Moines, Iowa 50309. The advisers supervise all aspects of the Funds' respective operations and provide investment advisory services to their respective Fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the Funds. As of September 30, 1999, Mitchell Hutchins was adviser or sub-adviser of 33 investment companies with 75 separate portfolios and aggregate assets of approximately $47.3 billion, including Global Small Cap and Global Equity, encompassing a broad range of investment objectives. As of September 30, 1999, GEIM managed approximately $82 billion in client assets. As of September 30, 1999, Invista managed approximately $32.5 billion in client assets.

     Mitchell Hutchins is an indirect wholly owned subsidiary of PaineWebber, which in turn is an indirect wholly owned subsidiary of PW Group, a publicly owned financial services holding company.

                          ADDITIONAL INFORMATION ABOUT
                       GLOBAL SMALL CAP AND GLOBAL EQUITY

     For more information with respect to Global Small Cap concerning the following topics, please refer to the Global Small Cap Annual Report to Shareholders, dated July 31, 1999, as indicated: (i) see 'Investment Adviser and Administrator' for further information regarding Global Small Cap's investment adviser, sub-adviser and administrator; (ii) see 'Valuation of Investments' for further information regarding the shares of Global Small Cap; and (iii) see 'Distribution Policy' for further information regarding the distribution of dividends paid by Global Small Cap through its Dividend Reinvestment Plan.

     For more information with respect to the Trust and Global Equity concerning the following topics, please refer to the Global Equity Prospectus, dated
March 1, 1999, incorporated by reference herein, and attached as Appendix B to this Proxy Statement/Prospectus, as indicated: (i) see 'Investment Objective, Strategies and Risks' and 'Management' for further information regarding Global Equity's principal investment strategies and risks and its management; (ii) see 'Managing Your Fund Account' and 'Pricing and Valuation' for further information regarding the shares of Global Equity; and (iii) see 'Managing Your Fund Account' for further information regarding the purchase, redemption and repurchase of shares of Global Equity.

                                    EXPERTS

     The audited financial statements of Global Small Cap and Global Equity incorporated by reference herein and included in Global Small Cap's Annual Report to Shareholders for the fiscal year ended July 31, 1999, and in Global Equity's SAI dated March 1, 1999, respectively, have each been audited by Ernst & Young LLP, independent auditors, whose reports thereon are included in the Funds' respective Annual Reports to Shareholders for the fiscal years ended July 31, 1999, and October 31, 1998, respectively. The financial statements audited by Ernst & Young LLP have been incorporated herein by reference in reliance on its reports given on its authority as experts in auditing and accounting.

                             SHAREHOLDER PROPOSALS

     Global Small Cap will continue to hold annual meetings only if the Reorganization is not approved. If the Reorganization is approved, Global Small Cap will be liquidated. Shareholder proposals intended for inclusion in the Fund's proxy materials pursuant to Rule 14a-8 of the Securities Exchange Act of 1934 ('1934 Act') must be received by the Fund a reasonable time before the printing and mailing of such proxy materials. In order for proposals made outside of the processes of Rule 14a-8 of the 1934 Act to be deemed 'timely' within the meaning of Rule 14a-4(c) of the 1934 Act, the Fund must have received them by June 1, 1999. Shareholder proposals that are submitted in a timely manner will not necessarily be included in Global Small Cap's proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

                      [THIS PAGE IS INTENTIONALLY LEFT BLANK.]

                                   APPENDIX A

              AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION ('Agreement') is
made as of             , between PaineWebber Investment Trust, a Massachusetts
business trust ('Trust'), on behalf of PaineWebber Global Equity Fund, a segregated portfolio of assets ('series') thereof ('Acquiring Fund'), and Global Small Cap Fund Inc., a Maryland corporation ('Target'). (Acquiring Fund and Target are sometimes referred to herein individually as a 'Fund' and collectively as the 'Funds,' and Trust and Target are sometimes referred to herein individually as an 'Investment Company' and collectively as the 'Investment Companies.') All agreements, representations, actions, and obligations described herein made or to be taken or undertaken by Acquiring Fund are made and shall be taken or undertaken by Trust.

     The Investment Companies wish to effect a reorganization described in section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended ('Code'), and intend this Agreement to be a 'plan of reorganization' within the meaning of the regulations under section 368 of the Code ('Regulations'). The reorganization will involve the transfer of Target's assets to Acquiring Fund in exchange solely for voting shares of beneficial interest ('shares') in Acquiring Fund and the assumption by Acquiring Fund of Target's liabilities, followed by the constructive distribution of those shares pro rata to the holders of shares of common stock of Target ('Target Shares') in exchange therefor, all on the terms and conditions set forth in this Agreement. The foregoing transactions are referred to herein collectively as the 'Reorganization.'

     Acquiring Fund is an open-end management investment company. Its shares are divided into four classes, designated Class A, Class B, Class C, and Class Y shares; only Acquiring Fund's Class A shares ('Acquiring Fund Shares') are involved in the Reorganization.

     Target is a closed-end management investment company that has only a single class of shares. Target Shares can be purchased and sold only on the American Stock Exchange ('AMEX').

     In consideration of the mutual promises contained herein, the parties agree as follows:

1. PLAN OF REORGANIZATION AND TERMINATION

     1.1. Target agrees to assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 ('Assets') to Acquiring Fund. Acquiring Fund agrees in exchange therefor --

          (a) to issue and deliver to Target the number of full and fractional (rounded to the third decimal place) Acquiring Fund Shares, determined by dividing the net value of Target (computed as set forth in paragraph 2.1) by the net asset value ('NAV') of an Acquiring Fund Share (computed as set forth in paragraph 2.2), and

          (b) to assume all of Target's liabilities described in paragraph 1.3 ('Liabilities').

Such transactions shall take place at the Closing (as defined in paragraph 3.1).

     1.2. The Assets shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on Target's books, and other property owned by Target at the Effective Time (as defined in paragraph 3.1).

     1.3. The Liabilities shall include (except as otherwise provided herein) all of Target's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Effective Time, and whether or not specifically referred to in this Agreement. Notwithstanding the foregoing, Target agrees to use its best efforts to discharge all its known Liabilities before the Effective Time.

     1.4. At or immediately before the Effective Time, Target shall declare and pay to its shareholders a dividend and/or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 90%) of its investment company taxable income

(computed without regard to any deduction for dividends paid) and substantially all of its realized net capital gain, if any, for the current taxable year through the Effective Time.

     1.5. At the Effective Time (or as soon thereafter as is reasonably practicable), Target shall distribute the Acquiring Fund Shares received by it pursuant to paragraph 1.1 to Target's shareholders of record, determined as of the Effective Time (each a 'Shareholder' and collectively 'Shareholders'), in constructive exchange for their Target Shares. Such distribution shall be accomplished by Trust's transfer agent's opening accounts on Acquiring Fund's share transfer books in the Shareholders' names and transferring such Acquiring Fund Shares thereto. Each Shareholder's account shall be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) Acquiring Fund Shares due that Shareholder. All outstanding Target Shares, including any represented by certificates, shall simultaneously be canceled on Target's share transfer books. Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares issued in connection with the Reorganization.

     1.6. As soon as reasonably practicable after distribution of the Acquiring Fund Shares pursuant to paragraph 1.5, but in all events within six months after the Effective Time, Target shall be terminated and any further actions shall be taken in connection therewith as required by applicable law.

     1.7. Any reporting responsibility of Target to a public authority is and shall remain its responsibility up to and including the date on which it is terminated.

     1.8. Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than that of the registered holder on Target's books of the Target Shares constructively exchanged therefor shall be paid by the person to whom such Acquiring Fund Shares are to be issued, as a condition of such transfer.

2. VALUATION

     2.1. For purposes of paragraph 1.1(a), Target's net value shall be (a) the value of the Assets computed as of the close of regular trading on the AMEX on the date of the Closing ('Valuation Time'), using the valuation procedures set forth in Target's most recent annual report to its shareholders, less (b) the amount of the Liabilities as of the Valuation Time.

     2.2. For purposes of paragraph 1.1(a), the NAV of an Acquiring Fund Share shall be computed as of the Valuation Time, using the valuation procedures set forth in Acquiring Fund's then-current prospectus relating to Acquiring Fund Shares ('Prospectus') and statement of additional information ('SAI').

     2.3. All computations pursuant to paragraphs 2.1 and 2.2 shall be made by or under the direction of Mitchell Hutchins Asset Management Inc.

3. CLOSING AND EFFECTIVE TIME

     3.1. The Reorganization, together with related acts necessary to consummate the same ('Closing'), shall occur at the Funds' principal office on January 28, 2000, or at such other place and/or on such other date as to which the Investment Companies may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the date thereof or at such other time as to which the Investment Companies may agree ('Effective Time'). If, immediately before the Valuation Time, (a) the AMEX is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the AMEX or elsewhere is disrupted, so that accurate appraisal of the net value of Target and the NAV of an Acquiring Fund Share is impracticable, the Effective Time shall be postponed until the first business day after the day when such trading shall have been fully resumed and such reporting shall have been restored.

     3.2. Target's fund accounting and pricing agent shall deliver to Trust at the Closing a certificate of an authorized officer verifying the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by Target to Acquiring Fund, as reflected on Acquiring Fund's books immediately before the Closing. Target's custodian shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets held by the custodian will be transferred to Acquiring Fund at the Effective Time and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

     3.3. Target shall deliver to Trust at the Closing a list of the names and addresses of the Shareholders and the number of outstanding Target Shares owned by each Shareholder, all as of the Effective Time, certified by Target's Secretary or Assistant Secretary. Trust's transfer agent shall deliver at the Closing a certificate as to the opening on Acquiring Fund's share transfer books of accounts in the Shareholders' names. Trust shall issue and deliver a confirmation to Target evidencing the Acquiring Fund Shares to be credited to Target at the Effective Time or provide evidence satisfactory to Target that such Acquiring Fund Shares have been credited to Target's account on Acquiring Fund's books. At the Closing, each Investment Company shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts, or other documents as the other Investment Company or its counsel may reasonably request.

     3.4. Each Investment Company shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.

4. REPRESENTATIONS AND WARRANTIES

     4.1. Target represents and warrants as follows:

          4.1.1. Target is a corporation that is duly organized, validly existing, and in good standing under the laws of the State of Maryland; and its Articles of Incorporation are on file with the Department of Assessments and Taxation of Maryland;

          4.1.2. Target is duly registered as a closed-end management investment company under the Investment Company Act of 1940, as amended ('1940 Act'), and such registration will be in full force and effect at the Effective Time;

          4.1.3. At the Closing, Target will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets free of any liens or other encumbrances; and upon delivery and payment for the Assets, Acquiring Fund will acquire good and marketable title thereto;

          4.1.4. Target is not in violation of, and the execution and delivery of this Agreement and consummation of the transactions contemplated hereby will not conflict with or violate, Maryland law or any provision of its Articles of Incorporation or By-Laws or of any agreement, instrument, lease, or other undertaking to which Target is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Target is a party or by which it is bound, except as previously disclosed in writing to and accepted by Trust;

          4.1.5. Except as otherwise disclosed in writing to and accepted by Trust, all material contracts and other commitments of Target (other than this Agreement and investment contracts, including options, futures, and forward contracts) will be terminated, or provision for discharge of any liabilities of Target thereunder will be made, at or prior to the Effective Time, without either Fund's incurring any liability or penalty with respect thereto and without diminishing or releasing any rights Target may have had with respect to actions taken or omitted or to be taken by any other party thereto prior to the Closing;

          4.1.6. Except as otherwise disclosed in writing to and accepted by Trust, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or (to Target's knowledge) threatened against Target or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Target knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

          4.1.7. The execution, delivery, and performance of this Agreement have been duly authorized as of the date hereof by all necessary action on the part of Target's board of directors, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and, subject to approval by Target's shareholders, this Agreement constitutes a valid and legally binding obligation of Target, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

          4.1.8. At the Effective Time, the performance of this Agreement shall have been duly authorized by all necessary action by Target's shareholders;

          4.1.9. No governmental consents, approvals, authorizations, or filings are required under the Securities Act of 1933, as amended ('1933 Act'), the Securities Exchange Act of 1934, as amended ('1934 Act'), or the 1940 Act for the execution or performance of this Agreement by Target, except for
     (a) the filing with the Securities and Exchange Commission ('SEC') of a registration statement by Trust on Form N-14 relating to the Acquiring Fund Shares issuable hereunder, and any supplement or amendment thereto ('Registration Statement'), including therein a prospectus/proxy statement ('Proxy Statement'), and (b) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

          4.1.10. On the effective date of the Registration Statement, at the time of the shareholders' meeting referred to in paragraph 5.2, and at the Effective Time, the Proxy Statement will (a) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Proxy Statement made in reliance on and in conformity with information furnished by Trust for use therein;

          4.1.11. The Liabilities were incurred by Target in the ordinary course of its business and are associated with the Assets; and there are no Liabilities other than liabilities disclosed or provided for in its financial statements referred to in paragraph 4.1.16 and liabilities incurred by Target in the ordinary course of its business subsequent to July 31, 1999, or otherwise previously disclosed to Trust, none of which has been materially adverse to the business, assets, or results of Target's operations;

          4.1.12. Target qualified for treatment as a regulated investment company under Subchapter M of the Code ('RIC') for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year; it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it; and the Assets will be invested at all times through the Effective Time in a manner that ensures compliance with the foregoing;

          4.1.13. Target is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of section 368(a)(3)(A) of the Code;

          4.1.14. Not more than 25% of the value of Target's total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers;

          4.1.15. Target's federal income tax returns, and all applicable state and local tax returns, for all taxable years through and including the taxable year ended July 31, 1998, have been timely filed and all taxes payable pursuant to such returns have been timely paid; and

          4.1.16. Target's financial statements for the year ended July 31, 1999, to be delivered to Trust, fairly represent Target's financial position as of that date and the results of its operations and changes in its net assets for the year then ended.

     4.2. Acquiring Fund represents and warrants as follows:

          4.2.1. Trust is a trust operating under a written declaration of trust, the beneficial interest in which is divided into transferable shares ('Business Trust'), that is duly organized and validly existing under the laws of the Commonwealth of Massachusetts; and a copy of its Amended and Restated Agreement and Declaration of Trust ('Declaration of Trust') is on file with the Secretary of the Commonwealth of Massachusetts;

          4.2.2. Trust is duly registered as an open-end management investment company under the 1940 Act, and such registration will be in full force and effect at the Effective Time;

          4.2.3. Acquiring Fund is a duly established and designated series of Trust;

          4.2.4. No consideration other than Acquiring Fund Shares (and Acquiring Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

          4.2.5. The Acquiring Fund Shares to be issued and delivered to Target hereunder will, at the Effective Time, have been duly authorized and, when issued and delivered as provided herein, will be duly and validly issued and outstanding shares of Acquiring Fund, fully paid and non-assessable;

          4.2.6. Acquiring Fund's current Prospectus and SAI conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

          4.2.7. Acquiring Fund is not in violation of, and the execution and delivery of this Agreement and consummation of the transactions contemplated hereby will not conflict with or violate, Massachusetts law or any provision of the Declaration of Trust or Trust's By-Laws or of any provision of any agreement, instrument, lease, or other undertaking to which Acquiring Fund is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Acquiring Fund is a party or by which it is bound, except as previously disclosed in writing to and accepted by Target;

          4.2.8. Except as otherwise disclosed in writing to and accepted by Target, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or (to Acquiring Fund's knowledge) threatened against Trust with respect to Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect Acquiring Fund's financial condition or the conduct of its business; and Acquiring Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

          4.2.9. The execution, delivery, and performance of this Agreement have been duly authorized as of the date hereof by all necessary action on the part of Trust's board of trustees (together with Target's board of directors, the 'Boards'), which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and this Agreement constitutes a valid and legally binding obligation of Acquiring Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

          4.2.10. No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the 1934 Act, or the 1940 Act for the execution or performance of this Agreement by Trust, except for (a) the filing with the SEC of the Registration Statement and (b) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

          4.2.11. On the effective date of the Registration Statement, at the time of the shareholders' meeting referred to in paragraph 5.2, and at the Effective Time, the Proxy Statement will (a) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Proxy Statement made in reliance on and in conformity with information furnished by Target for use therein;

          4.2.12. Acquiring Fund is a 'fund' as defined in section 851(g)(2) of the Code; it qualified for treatment as a RIC for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year; Acquiring Fund intends to continue to meet all such requirements for the next taxable year; and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it;

          4.2.13. Acquiring Fund has no plan or intention to issue additional Acquiring Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does Acquiring Fund have any plan or intention to redeem or otherwise reacquire any Acquiring Fund Shares issued to the Shareholders pursuant to the Reorganization, except to the extent it is required by the 1940 Act to redeem any of its shares presented for redemption at NAV in the ordinary course of that business;

          4.2.14. Following the Reorganization, Acquiring Fund (a) will continue Target's 'historic business' (within the meaning of section 1.368-1(d)(2) of the Regulations) and (b) use a significant portion of Target's historic business assets (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business;

          4.2.15. There is no plan or intention for Acquiring Fund to be dissolved or merged into another business trust or a corporation or any 'fund' thereof (within the meaning of section 851(g)(2) of the Code) following the Reorganization;

          4.2.16. Immediately after the Reorganization, (a) not more than 25% of the value of Acquiring Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (b) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers;

          4.2.17. Acquiring Fund does not directly or indirectly own, nor at the Effective Time will it directly or indirectly own, nor has it directly or indirectly owned, at any time during the past five years, any shares of Target;

          4.2.18. Acquiring Fund's federal income tax returns, and all applicable state and local tax returns, for all taxable years through and including the taxable year ended October 31, 1998, have been timely filed and all taxes payable pursuant to such returns have been timely paid; and

          4.2.19. Trust's financial statements for the year ended October 31, 1998, to be delivered to Target, fairly represent Acquiring Fund's financial position as of that date and the results of its operations and changes in its net assets for the year then ended.

     4.3. Each Fund represents and warrants as follows:

          4.3.1. The fair market value of the Acquiring Fund Shares received by each Shareholder will be approximately equal to the fair market value of its Target Shares constructively surrendered in exchange therefor;

          4.3.2. Its management is unaware of any plan or intention of Shareholders to redeem, sell, or otherwise dispose of (a) any portion of their Target Shares before the Reorganization to any person related (within the meaning of section 1.368-1(e)(3) of the Regulations) to either Fund or
     (b) any portion of the Acquiring Fund Shares to be received by them in the Reorganization to any person related (within such meaning) to Acquiring Fund;

          4.3.3. The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization;

          4.3.4. The fair market value of the Assets on a going concern basis will equal or exceed the Liabilities to be assumed by Acquiring Fund and those to which the Assets are subject;

          4.3.5. There is no intercompany indebtedness between the Funds that was issued or acquired, or will be settled, at a discount;

          4.3.6. Pursuant to the Reorganization, Target will transfer to Acquiring Fund, and Acquiring Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by Target immediately before the Reorganization. For the purposes of this representation, any amounts used by Target to pay its Reorganization expenses and to make redemptions and distributions immediately before the Reorganization (except (a) redemptions not made as part of the Reorganization and (b) distributions made to conform to its policy of distributing all or substantially all of its income and gains to avoid the obligation to pay federal income tax and/or the excise tax under section 4982 of the Code) will be included as assets held thereby immediately before the Reorganization;

          4.3.7. None of the compensation received by any Shareholder who is an employee of or service provider to Target will be separate consideration for, or allocable to, any of the Target Shares held by such Shareholder; none of the Acquiring Fund Shares received by any such Shareholder will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the consideration paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services;

          4.3.8. Immediately after the Reorganization, the Shareholders will not own shares constituting 'control' (within the meaning of section 304(c) of the Code) of Acquiring Fund; and

          4.3.9. Neither Fund will be reimbursed for any expenses incurred by it or on its behalf in connection with the Reorganization unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B.
     187).

5. COVENANTS

     5.1. Each Fund covenants to operate its respective business in the ordinary course between the date hereof and the Closing, it being understood that --

          (a) such ordinary course will include declaring and paying customary dividends and other distributions and changes in operations contemplated by each Fund's normal business activities, and

          (b) each Fund will retain exclusive control of the composition of its portfolio until the Closing; provided that (1) Target shall not dispose of more than an insignificant portion of its historic business assets during such period without Acquiring Fund's prior consent and (2) if Target's shareholders approve this Agreement (and the transactions contemplated hereby), then between the date of such approval and the Closing, the Funds shall coordinate their respective portfolios so that the transfer of the Assets to Acquiring Fund will not cause it to fail to be in compliance with all of its investment policies and restrictions immediately after the Closing.

     5.2. Target covenants to call a shareholders' meeting to consider and act on this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby.

     5.3. Target covenants that the Acquiring Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

     5.4. Target covenants that it will assist Trust in obtaining information Trust reasonably requests concerning the beneficial ownership of Target Shares.

     5.5. Target covenants that its books and records (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) will be turned over to Trust at the Closing.

     5.6. Each Fund covenants to cooperate in preparing the Proxy Statement in compliance with applicable federal and state securities laws.

     5.7. Each Fund covenants that it will, from time to time, as and when requested by the other Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the other Fund may deem necessary or desirable in order to vest in, and confirm to, (a) Acquiring Fund, title to and possession of all the Assets, and (b) Target, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

     5.8. Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such state securities laws it may deem appropriate to continue its operations after the Effective Time.

     5.9. Subject to this Agreement, each Fund covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

6. CONDITIONS PRECEDENT

     Each Fund's obligations hereunder shall be subject to (a) performance by the other Fund of all its obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other Fund contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made at and as of the Effective Time, and (c) the following further conditions that, at or before the Effective Time:

     6.1. This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by each Board and shall have been approved by Target's shareholders in accordance with its Articles of Incorporation, its By-Laws, and applicable law.

     6.2. All necessary filings shall have been made with the SEC and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and the SEC shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) deemed necessary by either Investment Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund's assets or properties, provided that either Investment Company may for itself waive any of such conditions.

     6.3. At the Effective Time, no action, suit, or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with, the transactions contemplated hereby.

     6.4. Target shall have received an opinion of Kirkpatrick & Lockhart LLP ('Counsel') substantially to the effect that:

          6.4.1. Acquiring Fund is a duly established series of Trust, a Business Trust with power under the Declaration of Trust to own all its properties and assets and, to the knowledge of Counsel, to carry on its business as presently conducted;

          6.4.2. This Agreement (a) has been duly authorized, executed, and delivered by Trust on behalf of Acquiring Fund and (b) assuming due authorization, execution, and delivery of this Agreement by Target, is a valid and legally binding obligation of Trust with respect to Acquiring Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

          6.4.3. The Acquiring Fund Shares to be issued and distributed to the Shareholders under this Agreement, assuming their due delivery as contemplated by this Agreement, will be duly authorized, validly issued and outstanding, and fully paid and non-assessable;

          6.4.4. The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate the Declaration of Trust or Trust's By-Laws or any provision of any agreement (known to Counsel, without any independent inquiry or investigation) to which Trust (with respect to Acquiring Fund) is a party or by which it is bound or (to the knowledge of Counsel, without any independent inquiry or investigation) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Trust (with respect to Acquiring Fund) is a party or by which it is bound, except as set forth in such opinion or as previously disclosed in writing to and accepted by Target;

          6.4.5. To the knowledge of Counsel (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Trust on behalf of Acquiring Fund of the transactions contemplated herein, except those obtained under the 1933 Act, the 1934 Act, and the 1940 Act and those that may be required under state securities laws;

          6.4.6. Trust is registered with the SEC as an investment company, and to the knowledge of Counsel no order has been issued or proceeding instituted to suspend such registration; and

          6.4.7. To the knowledge of Counsel (without any independent inquiry or investigation), (a) no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or threatened as to Trust (with respect to Acquiring Fund) or any of its properties or assets attributable or allocable to Acquiring Fund and (b) Trust (with respect to Acquiring Fund) is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects Acquiring Fund's business, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by Target.

In rendering such opinion, Counsel may (1) rely, as to matters governed by the laws of the Commonwealth of Massachusetts, on an opinion of competent Massachusetts counsel, (2) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (3) limit such opinion to applicable federal and state law, and (4) define the word 'knowledge' and related terms to mean the knowledge of attorneys then with Counsel who have devoted substantive attention to matters directly related to this Agreement and the Reorganization.

     6.5. Trust shall have received an opinion of Counsel substantially to the effect that:

          6.5.1. Target is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland with power under its Articles of Incorporation to own all its properties and assets and, to the knowledge of Counsel, to carry on its business as presently conducted;

          6.5.2. This Agreement (a) has been duly authorized, executed, and delivered by Target and (b) assuming due authorization, execution, and delivery of this Agreement by Trust on behalf of Acquiring Fund, is a valid and legally binding obligation of Target, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

          6.5.3. The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate Target's Articles of Incorporation or By-Laws or any provision of any agreement (known to Counsel, without any independent inquiry or investigation) to which Target is a party or by which it is bound or (to the knowledge of Counsel, without any independent inquiry or investigation) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Target is a party or by which it is bound, except as set forth in such opinion or as previously disclosed in writing to and accepted by Trust;

          6.5.4. To the knowledge of Counsel (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Target of the transactions contemplated herein, except those obtained under the 1933 Act, the 1934 Act, and the 1940 Act and those that may be required under state securities laws;

          6.5.5. Target is registered with the SEC as an investment company, and to the knowledge of Counsel no order has been issued or proceeding instituted to suspend such registration; and

          6.5.6. To the knowledge of Counsel (without any independent inquiry or investigation), (a) no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or threatened as to Target or any of its properties or assets and (b) Target is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects Target's business, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by Trust.

In rendering such opinion, Counsel may (1) rely, as to matters governed by the laws of the State of Maryland, on an opinion of competent Maryland counsel, (2) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (3) limit such opinion to applicable federal and state law, and (4) define the word 'knowledge' and related terms to mean the knowledge of attorneys then with Counsel have devoted substantive attention to matters directly related to this Agreement and the Reorganization.

     6.6. Each Investment Company shall have received an opinion of Counsel, addressed to and in form and substance satisfactory to it, as to the federal income tax consequences mentioned below ('Tax Opinion'). In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations made in this Agreement (or in separate letters addressed to Counsel) and the certificates delivered pursuant to paragraph 3.4. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

          6.6.1. Acquiring Fund's acquisition of the Assets in exchange solely for Acquiring Fund Shares and Acquiring Fund's assumption of the Liabilities, followed by Target's distribution of those shares pro rata to the Shareholders constructively in exchange for their Target Shares, will qualify as a reorganization within the meaning of section 368(a)(1)(C) of the Code, and each Fund will be 'a party to a reorganization' within the meaning of section 368(b) of the Code;

          6.6.2. Target will recognize no gain or loss on the transfer of the Assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and Acquiring Fund's assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in constructive exchange for their Target Shares;

          6.6.3. Acquiring Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities;

          6.6.4. Acquiring Fund's basis for the Assets will be the same as Target's basis therefor immediately before the Reorganization, and Acquiring Fund's holding period for the Assets will include Target's holding period therefor;

          6.6.5. A Shareholder will recognize no gain or loss on the constructive exchange of all its Target Shares solely for Acquiring Fund Shares pursuant to the Reorganization; and

          6.6.6. A Shareholder's aggregate basis for the Acquiring Fund Shares to be received by it in the Reorganization will be the same as the aggregate basis for its Target Shares to be constructively surrendered in exchange for those Acquiring Fund Shares, and its holding period for those Acquiring Fund Shares will include its holding period for those Target Shares, provided they are held as capital assets by the Shareholder at the Effective Time.

Notwithstanding subparagraphs 6.6.2 and 6.6.4, the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

     At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except that set forth in paragraph 6.1) if, in the judgment of its Board, such waiver will not have a material adverse effect on its Fund's shareholders' interests.

7. BROKERAGE FEES AND EXPENSES

     7.1. Each Investment Company represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     7.2. Each Fund will bear its own Reorganization expenses.

8. ENTIRE AGREEMENT; NO SURVIVAL

     Neither party has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

9. TERMINATION OF AGREEMENT

     This Agreement may be terminated at any time at or prior to the Effective Time, whether before or after approval by Target's shareholders:

     9.1. By either Fund (a) in the event of the other Fund's material breach of any representation, warranty, or covenant contained herein to be performed at or prior to the Effective Time, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, or
(c) if the Closing has not occurred on or before April 30, 2000; or

     9.2. By the parties' mutual agreement.

In the event of termination under paragraphs 9.1(c) or 9.2, there shall be no liability for damages on the part of either Fund, or the trustees/directors, or officers of either Investment Company, to the other Fund.

10. AMENDMENT

     This Agreement may be amended, modified, or supplemented at any time, notwithstanding approval thereof by Target's shareholders, in any manner mutually agreed upon in writing by the parties; provided that following such approval no such amendment shall have a material adverse effect on the Shareholders' interests.

11. MISCELLANEOUS

     11.1. This Agreement shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

     11.2. Nothing expressed or implied herein is intended or shall be construed to confer upon or give any person, firm, trust, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

     11.3. Target acknowledges that Trust is a Business Trust. This Agreement is executed on behalf of Acquiring Fund and by its trustees and/or officers in their capacities as such, and not individually. Target's obligations under this Agreement are not binding on or enforceable against any of its directors, officers, or shareholders but are only binding on and enforceable against Target's assets and property. Acquiring Fund agrees that, in asserting any rights or claims under this Agreement, it shall look only to Target's assets and property in settlement of such rights or claims and not to such directors, officers, or shareholders.

     11.4. A trustee of Trust shall not be personally liable hereunder to Target or its directors or shareholders for any act, omission, or obligation of Trust or any other trustee thereof. Target agrees that, in asserting any claim against Trust or its trustees, it shall look only to Acquiring Fund's assets for payment under such claim; and neither the shareholders nor the trustees of Trust, nor any of their agents, whether past, present, or future, shall be personally liable therefor.

     11.5. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other party hereto. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officers as of the day and year first written above.

ATTEST:                                              GLOBAL SMALL CAP FUND INC.

 ..................................................  By:  ..............................................
                     Secretary                                         Vice President

ATTEST:                                              PAINEWEBBER INVESTMENT TRUST,
                                                         on behalf of its series,
                                                         PaineWebber Global Equity Fund

 ..................................................  By:  ..............................................
                     Secretary                                         Vice President

                                   APPENDIX B

              JOINT PROSPECTUS FOR PAINEWEBBER GLOBAL EQUITY FUND

             (REFERENCES TO ALL FUNDS OTHER THAN PAINEWEBBER GLOBAL
              EQUITY FUND IN THIS PROSPECTUS SHOULD BE DISREGARDED
        BECAUSE THEY DO NOT PERTAIN TO THE PROSPECTUS/PROXY STATEMENT.)

PaineWebber Global Equity Fund

PaineWebber Global Income Fund

PaineWebber Asia Pacific Growth Fund

PaineWebber Emerging Markets Equity Fund

                      ------------------------------------
                                   PROSPECTUS

                                 MARCH 1, 1999

                      ------------------------------------

This prospectus offers shares in PaineWebber's four Global Funds. Each fund offers four classes of shares. Each class has different sales charges and ongoing expenses. You can choose the class that is best for you based on how much you plan to invest and how long you plan to hold your fund shares. Class Y shares are available only to certain types of investors.

As with all mutual funds, the Securities and Exchange Commission has not approved any fund's shares as investments or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

--------------------------------------------------------------------------------
                         ------------------------------
PaineWebber Global Equity Fund              PaineWebber Asia Pacific Growth Fund
PaineWebber Global Income Fund          PaineWebber Emerging Markets Equity Fund

                                                 Contents
                                            THE FUNDS

------------------------------------------------------------------------------------------------------------------

What every investor                         B-3                      PaineWebber Global Equity Fund
should know about                           B-6                      PaineWebber Global Income Fund
the funds                                   B-9                      PaineWebber Asia Pacific Growth Fund
                                           B-12                      PaineWebber Emerging Markets Equity Fund
                                           B-15                      More About Risks and Investment Strategies
                                                 YOUR INVESTMENT

------------------------------------------------------------------------------------------------------------------
Information for                            B-18                      Managing Your Fund Account
managing your fund                                                   -- Flexible Pricing
account                                                              -- Buying Shares
                                                                     -- Selling Shares
                                                                     -- Exchanging Shares
                                                                     -- Pricing and Valuation
                                              ADDITIONAL INFORMATION

------------------------------------------------------------------------------------------------------------------

Additional important                       B-24                      Management
information about                          B-26                      Dividends and Taxes
the funds                                  B-27                      Financial Highlights

------------------------------------------------------------------------------------------------------------------
Where to learn more                                                  Back Cover
about PaineWebber
mutual funds

                         The funds are not complete or
                         balanced investment programs.

                                ---------------
--------------------------------------------------------------------------------
                                      B-2

--------------------------------------------------------------------------------
                         ------------------------------
                         PaineWebber Global Equity Fund

                  PaineWebber Global Equity Fund
INVESTMENT OBJECTIVE, STRATEGIES AND RISKS
--------------------------------------------------------------------------------

FUND OBJECTIVE

Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

The fund invests primarily in stocks of companies in the United States and in foreign countries that are represented in the MSCI Europe, Australia and Far East Index. The EAFE Index reflects stocks in most developed countries outside North America. The fund also invests, to a lesser extent, in stocks of issuers in other countries, including emerging markets, and in U.S. and foreign bonds.

The fund's investment adviser, Mitchell Hutchins Asset Management Inc., allocates the fund's assets between U.S. and foreign markets based on how it expects U.S. stock markets to perform in comparison to stock markets in certain of the EAFE countries. Mitchell Hutchins may increase the allocation of the fund's assets to either the U.S. or foreign markets if it believes that one of those markets has a greater potential for high returns, relative to the risk of loss. Mitchell Hutchins may use futures and foreign currency contracts to adjust the fund's exposure to either the U.S. or foreign markets.

Mitchell Hutchins manages the fund's U.S. investments using its own Factor Valuation Model to identify companies that appear undervalued. The model ranks companies based on 'value' factors, such as dividends, cash flows, earnings and book values, as well as on 'growth' factors, such as earnings momentum and industry performance forecasts. Mitchell Hutchins then applies fundamental analysis to select specific stocks from among those identified by the model.

Mitchell Hutchins has appointed Invista Capital Management, LLC as the sub-adviser for the fund's foreign investments. Invista selects foreign stocks for the fund through an analysis of the fundamental business prospects of industries and of individual companies and by making an assessment of the relative risks presented by the countries in which those companies operate.

PRINCIPAL RISKS

An investment in the fund is not guaranteed; investors may lose money by investing in the fund. The principal risks presented by the fund are:

 Equity Risk

 Sector Allocation Risk

 Foreign Securities Risk

 Emerging Markets Risk

 Currency Risk

 Interest Rate Risk

 Credit Risk

 Derivatives Risk

For an explanation of each of these risks, see 'More About Risks and Investment Strategies,' below.

Information on the fund's recent investment strategies and holdings can be found in its current annual/semi-annual reports (see back cover for information on ordering those reports).

                                ---------------
--------------------------------------------------------------------------------
                                      B-3

--------------------------------------------------------------------------------
                         ------------------------------
                         PaineWebber Global Equity Fund

                                     PERFORMANCE
--------------------------------------------------------------------------------

RISK/RETURN BAR CHART AND TABLE

The following bar chart shows how the fund's performance has varied from year to year. The chart shows Class A shares because they have the longest performance history of any class of fund shares. The chart does not reflect the effect of sales charges; if it did, the total returns shown would be lower.

The table that follows the chart shows the average annual returns over several time periods for each class of the fund's shares. That table does reflect fund sales charges. The table compares fund returns to returns on a broad-based market index that is unmanaged and that, therefore, does not include any sales charges or expenses.

The fund's past performance does not necessarily indicate how the fund will perform in the future. This may be particularly true of the period prior to October 1, 1998, when Mitchell Hutchins and Invista assumed the day-to-day management of the fund's assets. Prior to that date, another sub-adviser was responsible for managing all fund assets.

TOTAL RETURN ON CLASS A SHARES

                              [PERFORMANCE GRAPH]

1992     1993     1994     1995     1996     1997     1998
----     ----     ----     ----     ----     ----     ----
3.26%    30.77%   -2.38%   13.54%   14.80%   6.34%    11.61%

Best quarter during years shown: 1st quarter, 1998 -- 19.22%

Worst quarter during years shown: 3rd quarter, 1998 -- (19.41)%

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 1998

                                                                                                           MSCI
CLASS                                                     CLASS A      CLASS B     CLASS C     CLASS Y     WORLD
(INCEPTION DATE)                                         (11/14/91)   (8/25/95)   (5/10/93)   (5/10/93)    INDEX
----------------                                         ----------   ---------   ---------   ---------    -----
One Year...............................................     6.59%       5.67%       9.73%       11.92%     24.80%
Five Years.............................................     7.60%        N/A        7.76%        8.93%     16.19%
Life of Class..........................................    10.15%       8.79%       9.92%       11.10%       *

------------

* Average annual total returns for the MSCI World Index for the life of each class were as follows: Class A -- 13.96%; Class B -- 18.98%;
   Class C -- 15.76%; and Class Y -- 15.76%.

                                ---------------
--------------------------------------------------------------------------------
                                      B-4

--------------------------------------------------------------------------------
                         ------------------------------
                         PaineWebber Global Equity Fund

                            EXPENSES AND FEE TABLES
--------------------------------------------------------------------------------

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investments)

                                                              CLASS A   CLASS B   CLASS C   CLASS Y
                                                              -------   -------   -------   -------
Maximum Sales Charge (Load) Imposed on Purchases (as a % of
  offering price)...........................................    4.5%     None      None      None
Maximum Contingent Deferred Sales Charge (Load) (CDSC) (as a
  % of offering price)......................................   None         5%        1%     None
Exchange Fee................................................   None      None      None      None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
  from fund assets)

                                                              CLASS A   CLASS B   CLASS C   CLASS Y
                                                              -------   -------   -------   -------
Management Fees.............................................   0.85%     0.85%     0.85%     0.85%
Distribution and/or Service (12b-1) Fees....................   0.25      1.00      1.00      None
Other Expenses..............................................   0.45      0.53      0.47      0.36
                                                               ----      ----      ----      ----
Total Annual Fund Operating Expenses........................   1.55%     2.38%     2.32%     1.21%

EXAMPLE

This example is intended to help you compare the cost of investing in PaineWebber Global Equity Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                              ------   -------   -------   --------
Class A.....................................................   $601    $  918    $1,257     $2,212
Class B (assuming sales of all shares at end of period).....    741     1,042     1,470      2,320
Class B (assuming no sales of shares).......................    241       742     1,270      2,320
Class C (assuming sales of all shares at end of period).....    335       724     1,240      2,656
Class C (assuming no sales of shares).......................    235       724     1,240      2,656
Class Y.....................................................    123       384       665      1,466

                                ---------------
--------------------------------------------------------------------------------
                                      B-5

--------------------------------------------------------------------------------
                         ------------------------------
                         PaineWebber Global Income Fund

                         PaineWebber Global Income Fund
                   INVESTMENT OBJECTIVE, STRATEGIES AND RISKS
--------------------------------------------------------------------------------

FUND OBJECTIVE

Primarily, high current income consistent with prudent investment risk; secondarily, capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The fund invests primarily in high quality bonds of governmental and private issuers in the U.S. and in developed foreign countries. These high quality bonds are rated in one of the two highest rating categories or are of comparable quality. The fund also invests, to a lesser extent, in lower quality bonds, including bonds of issuers in emerging markets. These may include bonds that have very low credit ratings but that Mitchell Hutchins Asset Management Inc., the fund's investment adviser, believes may provide a return that is high enough to justify the additional risk. Some of the fund's bonds may be backed by mortgages.

Mitchell Hutchins normally invests a portion of the fund's assets in bonds of U.S. government and private issuers, and allocates the balance of the fund's portfolio among bonds of issuers in different foreign countries. Mitchell Hutchins determines the allocation to different geographic areas, countries and industries based upon its assessment of fundamental economic strengths, credit quality and currency and interest rate trends. Mitchell Hutchins uses foreign currency contracts to increase or decrease the fund's exposure to various foreign currencies.

PRINCIPAL RISKS

An investment in the fund is not guaranteed; investors may lose money by investing in the fund. The principal risks presented by the fund are:

 Interest Rate Risk

 Foreign Securities Risk

 Sovereign Risk

 Sector Allocation Risk

 Currency Risk

 Emerging Markets Risk

 Credit Risk

 Non-Diversified Status Risk

 Prepayment Risk

 Derivatives Risk

For an explanation of each of these risks, see 'More About Risks and Investment Strategies,' below.

Information on the fund's recent investment strategies and holdings can be found in its current annual/semi-annual reports (see back cover for information on ordering these reports).

                                ---------------
--------------------------------------------------------------------------------
                                      B-6

--------------------------------------------------------------------------------
                         ------------------------------
                         PaineWebber Global Income Fund

                                  PERFORMANCE
--------------------------------------------------------------------------------

RISK/RETURN BAR CHART AND TABLE

The following bar chart shows how the fund's performance has varied from year to year. The chart shows Class B shares because they have the longest performance history of any class of fund shares. The chart does not reflect the effect of sales charges; if it did, the total returns shown would be lower.

The table that follows the chart shows the average annual returns over several time periods for each class of the fund's shares. That table does reflect fund sales charges. The table compares fund returns to returns on a broad-based market index that is unmanaged and that, therefore, does not include any sales charges or expenses.

The fund's past performance does not necessarily indicate how the fund will perform in the future.

TOTAL RETURN ON CLASS B SHARES

                              [PERFORMANCE GRAPH]

1989     1990     1991     1992     1993     1994     1995     1996     1997     1998
----     ----     ----     ----     ----     ----     ----     ----     ----     ----
5.44%    17.72%   10.75%   0.38%    13.36%   -4.77%   12.39%   6.34%    3.06%    9.73%

Best quarter during years shown: 3rd quarter, 1991 -- 7.17%
Worst quarter during years shown: 1st quarter, 1994 -- (3.92)%

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 1998

                                                                                               SALOMON
                                                                                               BROTHERS
                    CLASS                      CLASS A      CLASS B   CLASS C    CLASS Y   WORLD GOVERNMENT
              (INCEPTION DATE)                 (7/1/91)    (3/20/87)  (7/2/92)  (8/26/91)     BOND INDEX
              ----------------                 --------    ---------  --------  ---------     ----------
One Year.....................................    6.33%      4.73%      9.47%     11.12%         15.31%
Five Years...................................    5.16%      4.86%      5.50%      6.32%          7.85%
Ten Years....................................     N/A       7.75%       N/A        N/A           8.96%
Life of Class................................    6.92%      9.06%      6.29%      7.78%           *

------------

* Average annual total returns for the Salomon Brothers World Government Bond Index for the life of each class were as follows: Class A -- 9.95%;
   Class B -- 8.90%; Class C -- 8.42%; and Class Y -- 9.58%.

                                ---------------
--------------------------------------------------------------------------------
                                      B-7

--------------------------------------------------------------------------------
                         ------------------------------
                         PaineWebber Global Income Fund

                            EXPENSES AND FEE TABLES
--------------------------------------------------------------------------------

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investments)

                                                              CLASS A   CLASS B    CLASS C    CLASS Y
                                                              -------   -------    -------    -------
Maximum Sales Charge (Load) Imposed on Purchases (as a % of
  offering price)...........................................      4%      None       None      None
Maximum Contingent Deferred Sales Charge (Load) (CDSC) (as a
  % of offering price)......................................   None          5%      0.75%     None
Exchange Fee................................................   None       None       None      None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)


                                                              CLASS A   CLASS B    CLASS C    CLASS Y
Management Fees.............................................   0.75%      0.75%      0.75%     0.75%
Distribution and/or Service (12b-1) Fees....................   0.25       1.00       0.75      None
Other Expenses..............................................   0.24       0.38       0.27      0.21
                                                               ----       ----       ----      ----
Total Annual Fund Operating Expenses........................   1.24%      2.13%      1.77%     0.96%

EXAMPLE

This example is intended to help you compare the cost of investing in PaineWebber Global Income Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                             1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                             ------   -------   -------   --------
Class A....................................................   $521     $778     $1,054     $1,840
Class B (assuming sales of all shares at end of period)....    716      967      1,344      2,026
Class B (assuming no sales of shares)......................    216      667      1,144      2,026
Class C (assuming sales of all shares at end of period)....    255      557        959      2,084
Class C (assuming no sales of shares)......................    180      557        959      2,084
Class Y....................................................     98      306        531      1,178

                                ---------------
--------------------------------------------------------------------------------
                                      B-8

--------------------------------------------------------------------------------
                         ------------------------------
                      PaineWebber Asia Pacific Growth Fund

                      PaineWebber Asia Pacific Growth Fund
                  INVESTMENT OBJECTIVE, STRATEGIES AND RISKS
--------------------------------------------------------------------------------

FUND OBJECTIVE

Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The fund invests primarily in stocks of companies in the Asia Pacific Region, except Japan.

Mitchell Hutchins Asset Management Inc., the fund's investment adviser, has appointed Schroder Capital Management International Inc. as the fund's sub-adviser. Schroder Capital allocates investments among Asia Pacific Region countries based on its assessment of those countries' long-term business environments. Within those countries, Schroder Capital selects stocks of companies that, based on its analyses of fundamental corporate data, it believes have sustainable competitive advantages and whose growth prospects are undervalued by other investors. Schroder Capital's extensive network of locally based analysts conducts comprehensive research to assess potential returns. It also considers companies' management capability, the ability of companies to tap capital markets, competitive position in both domestic and export markets, government regulation, and other factors.

PRINCIPAL RISKS

An investment in the fund is not guaranteed; investors may lose money by investing in the fund. The principal risks presented by the fund are:

 Equity Risk

 Foreign Securities Risk

 Emerging Markets Risk

 Currency Risk

 Regional Concentration Risk

For an explanation of each of these risks, see 'More About Risks and Investment Strategies,' below.

Information on the fund's recent investment strategies and holdings can be found in its current annual/semi-annual reports (see back cover for information on ordering those reports).

                                ---------------
--------------------------------------------------------------------------------
                                      B-9

--------------------------------------------------------------------------------
                         ------------------------------
                      PaineWebber Asia Pacific Growth Fund

                                     PERFORMANCE
--------------------------------------------------------------------------------

RISK/RETURN BAR CHART AND TABLE

The following bar chart shows the fund's performance for the last calendar year. The chart shows Class A shares because they have as long a performance history as any class of fund shares. The chart does not reflect the effect of sales charges; if it did, the total returns shown would be lower.

The table that follows the chart shows the average annual returns during the last calendar year and for the life of the fund for each class of the fund's shares. That table does reflect fund sales charges. The table compares fund returns to returns on a broad-based market index that is unmanaged and that, therefore, does not include any sales charges or expenses.

The fund's past performance does not necessarily indicate how the fund will perform in the future.

TOTAL RETURN ON CLASS A SHARES

                              [PERFORMANCE GRAPH]

                                     1998
                                     ----
                                    -11.74%

Best quarter during the year shown: 4th quarter -- 19.90%

Worst quarter during the year shown: 2nd quarter -- (25.95)%

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 1998

                                                                                                           MSCI
                                                                                                       ASIA PACIFIC
                                                                                                           FREE
CLASS                                                   CLASS A     CLASS B     CLASS C     CLASS Y     (EX-JAPAN)
(INCEPTION DATE)                                       (3/25/97)   (3/25/97)   (3/25/97)   (3/13/98)      INDEX
----------------                                       ---------   ---------   ---------   ---------      -----
One Year.............................................   (15.72)%    (16.69)%    (13.18)%       N/A        (4.42)%
Life of Class........................................   (28.12)%    (28.41)%    (26.74)%    (16.28)%         *

------------

* Average annual total returns for the MSCI Asia Pacific Free (ex-Japan) Index for the life of each class were as follows: Class A -- (22.07)%;
  Class B -- (22.07)%; Class C -- (22.07)%; and Class Y -- (13.05)%.

                                ---------------
--------------------------------------------------------------------------------
                                      B-10

--------------------------------------------------------------------------------
                         ------------------------------
                      PaineWebber Asia Pacific Growth Fund

                            EXPENSES AND FEE TABLES
--------------------------------------------------------------------------------

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investments)

                                                              CLASS A   CLASS B    CLASS C    CLASS Y
                                                              -------   -------    -------    -------
Maximum Sales Charge (Load) Imposed on Purchases (as a % of
  offering price)...........................................    4.5%      None       None      None
Maximum Contingent Deferred Sales Charge (Load) (CDSC) (as a
  % of offering price)......................................   None          5%         1%     None
Exchange Fee................................................   None       None       None      None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

                                                              CLASS A   CLASS B    CLASS C    CLASS Y
Management Fees.............................................   1.20%      1.20%      1.20%     1.20%
Distribution and/or Service (12b-1) Fees....................   0.25       1.00       1.00      None
Other Expenses..............................................   1.43       1.43       1.40      1.46
                                                               ----       ----       ----      ----
Total Annual Fund Operating Expenses........................   2.88%      3.63%      3.60%     2.66%

EXAMPLE

The following example is intended to help you compare the cost of investing in PaineWebber Asia Pacific Growth Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                             1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                             ------   -------   -------   --------
Class A....................................................   $728    $1,302    $1,900     $3,510
Class B (assuming sales of all shares at end of period)....    865     1,411     2,078      3,573
Class B (assuming no sales of shares)......................    365     1,111     1,878      3,573
Class C (assuming sales of all shares at end of period)....    462     1,103     1,864      3,862
Class C (assuming no sales of shares)......................    362     1,103     1,864      3,862
Class Y....................................................    269       826     1,410      2,993

                                ---------------
--------------------------------------------------------------------------------
                                      B-11

--------------------------------------------------------------------------------
                         ------------------------------
                    PaineWebber Emerging Markets Equity Fund

                    PaineWebber Emerging Markets Equity Fund
                   INVESTMENT OBJECTIVE, STRATEGIES AND RISKS
--------------------------------------------------------------------------------

FUND OBJECTIVE

Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The fund invests primarily in stocks of companies in emerging market countries.

Mitchell Hutchins Asset Management Inc., the fund's investment adviser, has appointed Schroder Capital Management International Inc. as the fund's sub-adviser. Schroder Capital diversifies the fund's investments by spreading them among different geographic areas and industries. Schroder Capital assesses emerging market countries to determine which are most likely to have favorable long-term business environments and to have economic and political conditions that will not impede a company's growth.

Within individual countries, Schroder Capital tries to diversify the fund's investments among companies that it believes have attractive stock prices relative to expected growth. Schroder Capital selects stocks of companies that, based on its analyses of fundamental corporate data, it believes have sustainable competitive advantages and whose growth prospects are undervalued by other investors.

PRINCIPAL RISKS

An investment in the fund is not guaranteed; investors may lose money by investing in the fund. The principal risks presented by the fund are:

 Equity Risk

 Foreign Securities Risk

 Emerging Markets Risk

 Currency Risk

 Sector Allocation Risk

For an explanation of each of these risks, see 'More About Risks and Investment Strategies,' below.

Information on the fund's recent investment strategies and holdings can be found in its current annual/semi-annual reports (see back cover for information on ordering those reports).

                                ---------------
--------------------------------------------------------------------------------
                                      B-12

--------------------------------------------------------------------------------
                         ------------------------------
                    PaineWebber Emerging Markets Equity Fund

                                     PERFORMANCE
--------------------------------------------------------------------------------

RISK/RETURN BAR CHART AND TABLE

The following bar chart shows how the fund's performance has varied from year to year. The chart shows Class A shares because they have as long a performance history as any class of fund shares. The chart does not reflect the effect of sales charges; if it did, the total returns shown would be lower.

The table that follows the chart shows the average annual returns over several time periods for each class of the fund's shares. That table does reflect fund sales charges. The table compares fund returns to returns on a broad-based market index that is unmanaged and that, therefore, does not include any sales charges or expenses.

The fund's past performance does not necessarily indicate how the fund will perform in the future. This may be particularly true of the period prior to February 25, 1997, which is when Mitchell Hutchins appointed Schroder Capital as the fund's sub-adviser. Prior to that date, another sub-adviser was responsible for managing the fund's assets.

TOTAL RETURN ON CLASS A SHARES

                              [PERFORMANCE GRAPH]

                    1995       1996       1997       1998
                    ----       ----       ----       ----
                  -11.20%      4.86%      -4.53%    -26.43%


Best quarter during years shown: 4th quarter, 1998 -- 16.58%

Worst quarter during years shown: 2nd quarter, 1998 -- (22.48)%

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 1998

                                                                                               MSCI
                                                                                             EMERGING
                                                CLASS A    CLASS B     CLASS C    CLASS Y    MARKETS
CLASS                                          (1/19/94)  (12/5/95)   (1/19/94)  (1/19/94)  FREE INDEX
(INCEPTION DATE)                               ---------  ---------   ---------  ---------  ----------
One Year.....................................  (29.76)%    (30.17)%   (27.72)%   (26.26)%    (25.34)%
Life of Class................................  (11.51)%    (10.63)%   (11.36)%   (10.49)%       *

------------

* Average annual total returns for the MSCI Emerging Markets Free Index for the life of each class were as follows: Class A -- (9.75)%; Class B -- (9.66)%; Class C -- (9.75)%; and Class Y -- (9.75)%.

                                ---------------
--------------------------------------------------------------------------------
                                      B-13

--------------------------------------------------------------------------------
                         ------------------------------
                    PaineWebber Emerging Markets Equity Fund

                             EXPENSES AND FEE TABLES
--------------------------------------------------------------------------------

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investments)

                                                              CLASS A   CLASS B    CLASS C    CLASS Y
                                                              -------   -------    -------    -------
Maximum Sales Charge (Load) Imposed on Purchases (as a % of
  offering price)...........................................    4.5%      None       None      None
Maximum Contingent Deferred Sales Charge (Load) (CDSC) (as a
  % of offering price)......................................   None          5%         1%     None
Exchange Fee................................................   None       None       None      None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

                                                              CLASS A   CLASS B    CLASS C    CLASS Y
Management Fees.............................................   1.20%      1.20%      1.20%     1.20%
Distribution and/or Service (12b-1) Fees....................   0.25       1.00       1.00      None
Other Expenses..............................................   2.26       2.72       2.22      2.16
                                                               ----       ----       ----      ----
Total Annual Fund Operating Expenses........................   3.71%      4.92%      4.42%     3.36%
Expense Reimbursement*......................................   1.27       1.73       1.23      1.17
Net Expenses*...............................................   2.44%      3.19%      3.19%     2.19%

------------

* The fund and Mitchell Hutchins have entered into an expense reimbursement agreement. Mitchell Hutchins has agreed to reimburse the fund to the extent that the fund's expenses through the end of the current fiscal year otherwise would exceed the 'Net Expenses' rates for each class as shown above. The fund has agreed to repay Mitchell Hutchins for those reimbursed expenses if it can do so over the following three years without causing the fund's expenses in any of those years to exceed those 'Net Expenses' rates.

EXAMPLE

The following example is intended to help you compare the cost of investing in PaineWebber Emerging Markets Equity Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same, except for the one year period when the fund's expenses are lower due to its reimbursement agreement with Mitchell Hutchins. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                             1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                             ------   -------   -------   --------
Class A....................................................   $686    $1,422    $2,177     $4,152
Class B (assuming sales of all shares at end of period)....    822     1,624     2,529      4,388
Class B (assuming no sales of shares)......................    322     1,324     2,329      4,388
Class C (assuming sales of all shares at end of period)....    422     1,227     2,143      4,479
Class C (assuming no sales of shares)......................    322     1,227     2,143      4,479
Class Y....................................................    222       924     1,650      3,570

                                ---------------
--------------------------------------------------------------------------------
                                      B-14

--------------------------------------------------------------------------------
PaineWebber Global Equity Fund              PaineWebber Asia Pacific Growth Fund
PaineWebber Global Income Fund          PaineWebber Emerging Markets Equity Fund

                                MORE ABOUT RISKS
                           AND INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

PRINCIPAL RISKS

The main risks of investing in one or more of the funds are described below. Not all of these risks apply to each fund. You can find a list of the main risks that apply to a particular fund by looking under the 'Investment Objective, Strategies and Risks' heading for that fund.

Other risks of investing in a fund, along with further detail about some of the risks described below, are discussed in the funds' Statement of Additional Information ('SAI'). Information on how you can obtain the SAI is on the back cover of this prospectus.

Credit Risk. Credit risk is the risk that the issuer of a bond will not make principal or interest payments when they are due. Even if an issuer does not default on a payment, a bond's value may decline if the market believes that the issuer has become less able, or less willing, to make payments on time. Even high quality bonds are subject to some credit risk. However, credit risk is higher for lower quality bonds. Low quality bonds involve high credit risk and are considered speculative. Some low quality bonds may be in default when purchased by a fund.

Currency Risk. Currency risk is the risk that the value of a foreign currency in which one or more of a fund's investments are denominated will fall in relation to the U.S. dollar. Currency exchange rates can be volatile and can be affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

Derivatives Risk. The value of 'derivatives' -- so-called because their value 'derives' from the value of an underlying asset, reference rate or index -- may rise or fall more rapidly than other investments. For some derivatives, it is possible for a fund to lose more than the amount it invested in the derivative. Options, futures contracts and forward currency contracts are examples of derivatives. If a fund uses derivatives to adjust or 'hedge' the overall risk of its portfolio, it is possible that the hedge will not succeed. This may happen for various reasons, including unexpected changes in the value of the derivatives that are not matched by opposite changes in the value of the rest of the fund's portfolio.

Emerging Markets Risk. Securities of issuers located in emerging market countries are subject to all of the risks of other foreign securities (see below). However, the level of those risks often is higher due to the fact that political, legal and economic systems in emerging market countries may be less fully developed and less stable than those in developed countries. Emerging market securities also may be subject to additional risks, such as lower liquidity and larger or more rapid changes in value.

Equity Risk. The prices of common stocks and other equity securities generally fluctuate more than those of other investments. They reflect changes in the issuing company's financial condition and changes in the overall market. A fund may lose a substantial part, or even all, of its investment in a company's stock.

Foreign Securities Risk. Foreign securities involve risks that normally are not associated with securities of U.S. issuers. These include risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices. When securities are denominated in foreign currencies, they also are subject to currency risk (see above).

Interest Rate Risk. The value of bonds generally can be expected to fall when interest rates rise and to rise when interest rates fall. Interest rate risk is the risk that interest rates will rise, so that the value of a fund's investments in bonds will fall. Because interest rate risk is the primary risk presented by U.S. government and other very high quality bonds,

                                ---------------
--------------------------------------------------------------------------------
                                      B-15

--------------------------------------------------------------------------------
PaineWebber Global Equity Fund              PaineWebber Asia Pacific Growth Fund
PaineWebber Global Income Fund          PaineWebber Emerging Markets Equity Fund
changes in interest rates may actually have a larger effect on the value of those bonds than on lower quality bonds.

Non-Diversified Status Risk. This means that a fund is not subject to certain limitations on its ability to invest more than 5% of its total assets in securities of a single issuer. When a fund holds a large position in the securities of one issuer, changes in the financial condition or in the market's assessment of that issuer may cause larger changes in the fund's total return and in the price of its shares than if the fund held only a smaller position.

Prepayment Risk. Payments on bonds that are backed by mortgage loans or similar assets may be received earlier or later than expected due to changes in the rate at which the underlying loans are prepaid. Faster prepayments often happen when market interest rates are falling. As a result, a fund may need to reinvest these early payments at those lower interest rates, thus reducing its income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the underlying loans to be outstanding for a longer time. This can cause the market value of the security to fall because the market may view its interest rate as too low for a longer term investment.

Regional Concentration Risk. Asia Pacific Growth Fund invests primarily in stocks of companies in the Asia Pacific Region (excluding Japan). As a result, factors affecting this region will affect the value of the fund's investments more than if the fund invested in several geographic areas. The Asia Pacific Region countries in which the fund invests generally have less stable economies, stock markets, currencies and political systems than in Europe or North America. Also, countries in the Asia Pacific Region generally are heavily dependent on international trade and on the availability of foreign capital. This makes these countries more subject to external influences.

Sector Allocation Risk. Mitchell Hutchins, Schroder Capital or Invista may not be successful in choosing the best allocation among geographic or other market sectors. A fund that allocates its assets among market sectors is more dependent on its investment adviser's or sub-adviser's ability to successfully assess the relative values in each sector than are funds that do not do so.

Sovereign Risk. Investments in foreign government bonds involve special risks because the investors may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can be of considerable significance.

ADDITIONAL RISKS

Year 2000 Risk. The funds could be adversely affected by problems relating to the inability of computer systems used by Mitchell Hutchins and the funds' other service providers to recognize the year 2000. While year 2000-related computer problems could have a negative effect on the funds, Mitchell Hutchins is working to avoid these problems with respect to its own computer systems and to obtain assurances from other service providers that they are taking similar steps.

Similarly, the companies in which the funds invest and trading systems used by the funds could be adversely affected by this issue. The ability of a company or trading system to respond successfully to the issue requires both technological sophistication and diligence, and there can be no assurance that any steps taken will be sufficient to avoid an adverse impact on the funds.

ADDITIONAL INVESTMENT STRATEGIES

Defensive Positions; Cash Reserves. In order to protect itself from adverse market conditions, a fund may take a defensive position that is different from its normal investment strategy. This means that the fund may temporarily invest a larger-than-normal part, or even all, of its assets in cash or money market instruments. Since these investments provide relatively low income, a defensive position may not be consistent with achieving a fund's investment objective. However, Global Income Fund may invest in money market instruments on an unlimited basis as part of its ordinary investment strategy. Each of the other funds

                                ---------------
--------------------------------------------------------------------------------
                                      B-16

--------------------------------------------------------------------------------
PaineWebber Global Equity Fund              PaineWebber Asia Pacific Growth Fund
PaineWebber Global Income Fund          PaineWebber Emerging Markets Equity Fund
may invest up to 35% of its total assets in cash or money market instruments as a cash reserve for liquidity or other purposes.

Portfolio Turnover. Each fund may engage in frequent trading in order to achieve its investment objective. Frequent trading may result in a high portfolio turnover rate and higher fund expenses due to transaction costs.

Frequent trading also may increase the portion of a fund's dividends that represent short-term capital gains. The federal income tax rate payable by shareholders on dividends representing short-term capital gains is the same as the rate on dividends representing ordinary income, but it is higher than the rate on dividends representing long-term capital gains.

                                ---------------
--------------------------------------------------------------------------------
                                      B-17

--------------------------------------------------------------------------------
PaineWebber Global Equity Fund              PaineWebber Asia Pacific Growth Fund
PaineWebber Global Income Fund          PaineWebber Emerging Markets Equity Fund

                                    Your Investment
                              MANAGING YOUR FUND ACCOUNT
--------------------------------------------------------------------------------

FLEXIBLE PRICING

The funds offer four classes of shares -- Class A, Class B, Class C and Class Y. Each class has different sales charges and ongoing expenses. You can choose the class that is best for you, based on how much you plan to invest in the funds and how long you plan to hold your fund investment. Class Y shares are only available to certain types of investors.

CLASS A SHARES

Class A shares have a front-end sales charge that is included in the offering price of the Class A shares. This sales charge is not invested in the fund. Class A shares pay an annual 12b-1 service fee of 0.25% of average net assets, but they pay no 12b-1 distribution fees. The ongoing expenses for Class A shares are lower than for Class B and Class C shares.

The Class A sales charges for each fund are described in the following tables.

CLASS A SALES CHARGES FOR: GLOBAL EQUITY FUND
                        ASIA PACIFIC GROWTH FUND
                        EMERGING MARKETS EQUITY FUND

                                       SALES CHARGE AS A PERCENTAGE OF:     DISCOUNT TO SELECTED DEALERS AS
AMOUNT OF INVESTMENT                 OFFERING PRICE   NET AMOUNT INVESTED    PERCENTAGE OF OFFERING PRICE
--------------------                 --------------   -------------------    ----------------------------
Less than $50,000..................       4.50%              4.71%                       4.25%
$50,000 to $99,999.................       4.00               4.17                        3.75
$100,000 to $249,999...............       3.50               3.63                        3.25
$250,000 to $499,999...............       2.50               2.56                        2.25
$500,000 to $999,999...............       1.75               1.78                        1.50
$1,000,000 and over (1)............       None               None                        1.00(2)

CLASS A SALES CHARGES FOR: GLOBAL INCOME FUND

Less than $100,000.................       4.00%              4.17%            3.75%
$100,000 to $249,999...............       3.00               3.09             2.75
$250,000 to $499,999...............       2.25               2.30             2.00
$500,000 to $999,999...............       1.75               1.78             1.50
$1,000,000 and over(1).............       None               None             1.00(2)

------------

(1) A contingent deferred sales charge of 1% of the shares' offering price or the net asset value at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date. Class A shares representing reinvestment of dividends are not subject to this 1% charge. Withdrawals in the first year after purchase of up to 12% of the value of the fund account under the funds' Systematic Withdrawal Plan are not subject to this charge.

(2) Mitchell Hutchins pays 1% to PaineWebber.

                                ---------------
--------------------------------------------------------------------------------
                                      B-18

--------------------------------------------------------------------------------
PaineWebber Global Equity Fund              PaineWebber Asia Pacific Growth Fund
PaineWebber Global Income Fund          PaineWebber Emerging Markets Equity Fund

Sales Charge Reductions and Waivers. You may qualify for a lower sales charge if you already own Class A shares of a PaineWebber mutual fund. You can combine the value of Class A shares that you own in other PaineWebber funds and the purchase amount of the Class A shares of the PaineWebber fund that you are buying.

You may also qualify for a lower sales charge if you combine your purchases with those of:

your spouse, parents or children under age 21;

your Individual Retirement Accounts (IRAs);

certain employee benefit plans, including 401(k) plans;

a company that you control;

a trust that you created;

Uniform Gifts to Minors Act/Uniform Transfers to Minors Act accounts created by you or by a group of investors for your children; or

accounts with the same adviser.

You may qualify for a complete waiver of the sales charge if you:

Are an employee of PaineWebber or its affiliates or the spouse, parent or child under age 21 of a PaineWebber employee;

Buy these shares through a PaineWebber Financial Advisor who was formerly employed as an investment executive with a competing brokerage firm that was registered as a broker-dealer with the SEC, and

 --  you were the Financial Advisor's client at the competing brokerage firm;

 -- within 90 days of buying shares in a fund, you sell shares of one or more mutual funds that were principally underwritten by the competing brokerage firm or its affiliates, and you either paid a sales charge to buy those shares, pay a contingent deferred sales charge when selling them or held those shares until the contingent deferred sales charge was waived; and

 -- you purchase an amount that does not exceed the total amount of money you received from the sale of the other mutual fund;

Acquire these shares through the reinvestment of dividends of a PaineWebber unit investment trust;

Are a 401(k) or 403(b) qualified employee benefit plan with 50 or more eligible employees in the plan or at least $1 million in assets; or

Are a participant in the PaineWebber Members Only ProgramTM. For investments made pursuant to this waiver, Mitchell Hutchins may make payments out of its own resources to PaineWebber and to participating membership organizations in a total amount not to exceed 1% of the amount invested.

Note: See the funds' Statement of Additional Information for some other sales charge waivers. If you think you qualify for any sales charge reductions or waivers, you will need to provide documentation to PaineWebber or the fund. For more information, you should contact your PaineWebber Financial Advisor or correspondent firm or call 1-800-647-1568. If you want information on the funds' Systematic Withdrawal Plan, see the Statement of Additional Information or contact your PaineWebber Financial Advisor or correspondent firm.

CLASS B SHARES

Class B shares have a contingent deferred sales charge. When you purchase Class B shares, we invest 100% of your purchase in fund shares. However, you may have to pay the deferred sales charge when you sell your fund shares, depending on how long you own the shares.

Class B shares pay an annual 12b-1 distribution fee of 0.75% of average net assets, as well as an annual 12b-1 service fee of 0.25% of average net assets. Over time, these fees will increase the cost of your investment and may cost you more than if you paid a front-end sales charge. If you hold your Class B shares for six years, they will automatically

                                ---------------
--------------------------------------------------------------------------------
                                      B-19

--------------------------------------------------------------------------------
PaineWebber Global Equity Fund              PaineWebber Asia Pacific Growth Fund
PaineWebber Global Income Fund          PaineWebber Emerging Markets Equity Fund

convert to Class A shares, which have lower ongoing expenses.

If you sell Class B shares before the end of six years, you will pay a deferred sales charge. We calculate the deferred sales charge by multiplying the lesser of the net asset value of the Class B shares at the time of purchase or the net asset value at the time of sale by the percentage shown below:

                            PERCENTAGE BY WHICH
                              THE SHARES' NET
IF YOU SELL                        ASSET
SHARES WITHIN:              VALUE IS MULTIPLIED:
--------------              --------------------
1st year since purchase...             5%
2nd year since purchase...             4
3rd year since purchase...             3
4th year since purchase...             2
5th year since purchase...             2
6th year since purchase...             1
7th year since purchase...          None

We will not impose the deferred sales charge on Class B shares representing reinvestment of dividends or on withdrawals in any year of up to 12% of the value of your Class B shares under the Systematic Withdrawal Plan.

To minimize the deferred sales charge, we will assume that you are selling

First, Class B shares representing reinvested dividends and

Second, Class B shares that you have owned the longest.

Sales Charge Waivers. You may qualify for a waiver of the deferred sales charge on a sale of shares if:

You participate in the Systematic Withdrawal Plan;

You are older than 59 1/2 and are selling shares to take a distribution from certain types of retirement plans;

You receive a tax-free return of an excess IRA contribution;

You receive a tax-qualified retirement plan distribution following retirement;
  or

The shares are sold within one year of your death and you owned the shares either (1) as the sole shareholder or (2) with your spouse as a joint tenant with the right of survivorship.

Note: If you think you qualify for any of these sales charge waivers, you will need to provide documentation to PaineWebber or the fund. For more information, you should contact your PaineWebber Financial Advisor or correspondent firm or call 1-800-647-1568. If you want information on the Systematic Withdrawal Plan, see the Statement of Additional Information or contact your PaineWebber Financial Advisor or correspondent firm.

CLASS C SHARES

Class C shares have a level load sales charge in the form of ongoing 12b-1 distribution fees. When you purchase Class C shares, we will invest 100% of your purchase in fund shares.

Class C shares pay an annual 12b-1 distribution fee of 0.75% (0.50% for Global Income Fund) of average net assets, as well as an annual 12b-1 service fee of 0.25% of average net assets. Over time these fees will increase the cost of your investment and may cost you more than if you paid a front-end sales charge. Class C shares do not convert to another class of shares. This means that you will pay the 12b-1 fees for as long as you own your shares.

Class C shares also have a contingent deferred sales charge. You may have to pay the deferred sales charge if you sell your shares within one year of the date you purchased them. We calculate the deferred sales charge on sales of Class C shares by multiplying 1.00% (0.75% for Global Income Fund) by the lesser of the net asset value of the Class C shares at the time of purchase or the net asset value at the time of sale. We will not impose the deferred sales charge on Class C shares representing reinvestment of dividends or on withdrawals, in the first year after purchase, of up to 12% of the value of your Class C shares under the Systematic Withdrawal Plan.

Note: If you want information on the funds' Systematic Withdrawal Plan, see the Statement of Additional Information or contact your

                                ---------------
--------------------------------------------------------------------------------
                                      B-20

--------------------------------------------------------------------------------
PaineWebber Global Equity Fund              PaineWebber Asia Pacific Growth Fund
PaineWebber Global Income Fund          PaineWebber Emerging Markets Equity Fund

PaineWebber Financial Advisor or correspondent firm.

CLASS Y SHARES

Class Y shares have no sales charge. Only specific types of investors can purchase Class Y shares. You may be eligible to purchase Class Y shares if you:

Buy shares through PaineWebber's PACE Multi-Advisor Program;

Buy $10 million or more of PaineWebber fund shares at any one time;

Are a qualified retirement plan with 5,000 or more eligible employees or $50 million in assets; or

Are an investment company advised by PaineWebber or an affiliate of PaineWebber.

The trustee of PaineWebber's 401(k) Plus Plan for its employees is also eligible to purchase Class Y shares.

Class Y shares do not pay ongoing sales or distribution fees or sales charges. The ongoing expenses for Class Y shares are the lowest for all the classes.

BUYING SHARES

If you are a PaineWebber client, or a client of a PaineWebber correspondent firm, you can purchase fund shares through your Financial Advisor. Otherwise, you can invest in the funds through the funds' transfer agent, PFPC Inc. You can obtain an application by calling 1-800-647-1568. You must complete and sign the application and mail it, along with a check, to: PFPC Inc., Attn.: PaineWebber Mutual Funds, P.O. Box 8950, Wilmington, DE 19899.

If you wish to invest in other PaineWebber Funds, you can do so by:

Contacting your Financial Advisor (if you have an account at PaineWebber or at a PaineWebber correspondent firm);

Mailing an application with a check; or

Opening an account by exchanging shares from another PaineWebber fund.

You do not have to complete an application when you make additional investments in the same fund.

The funds and Mitchell Hutchins reserve the right to reject a purchase order or suspend the offering of shares.

MINIMUM INVESTMENTS

To open an account..............    $1,000
To add to an account............    $  100

Each fund may waive or reduce these amounts for:

Employees of PaineWebber or its affiliates; or

Participants in certain pension plans, retirement accounts, unaffiliated investment programs or the funds' automatic investment plans.

SELLING SHARES

You can sell your fund shares at any time. If you own more than one class of shares, you should specify which class you want to sell. If you do not, the fund will assume that you want to sell shares in the following order: Class A, then Class C, then Class B and last, Class Y.

If you want to sell shares that you purchased recently, the fund may delay payment until it verifies that it has received good payment. If you purchased shares by check, this can take up to 15 days.

If you have an account with PaineWebber or a PaineWebber correspondent firm, you can sell shares by contacting your Financial Advisor.

If you do not have an account at PaineWebber or a correspondent firm, and you bought your shares through the transfer agent, you can sell your shares by writing to the fund's transfer agent. Your letter must include:

Your name and address;

The fund's name;

The fund account number;

The dollar amount or number of shares you want to sell; and

                                ---------------
--------------------------------------------------------------------------------
                                      B-21

--------------------------------------------------------------------------------
PaineWebber Global Equity Fund              PaineWebber Asia Pacific Growth Fund
PaineWebber Global Income Fund          PaineWebber Emerging Markets Equity Fund

A guarantee of each registered owner's signature. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are:
  Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The funds will not accept signature guarantees that are not a part of these programs.

Mail the letter to:
  PFPC Inc.
  Attn.: PaineWebber Mutual Funds
  P.O. Box 8950
  Wilmington, DE 19899.

If you sell Class A shares and then repurchase Class A shares of the same fund within 365 days of the sale, you can reinstate your account without paying a sales charge.

It costs each fund money to maintain shareholder accounts. Therefore, the funds reserve the right to repurchase all shares in any account that has a net asset value of less than $500. If a fund elects to do this with your account, it will notify you that you can increase the amount invested to $500 or more within 60 days. A fund will not repurchase shares in accounts that fall below $500 solely because of a decrease in the fund's net asset value.

EXCHANGING SHARES

You may exchange Class A, Class B or Class C shares of each fund for shares of the same class of most other PaineWebber funds. You may not exchange Class Y shares.

You will not pay either a front-end sales charge or a deferred sales charge when you exchange shares. However, you may have to pay a deferred sales charge if you later sell the shares you acquired in the exchange. Each fund will use the date that you purchased the shares in the first fund to determine whether you must pay a deferred sales charge when you sell the shares in the acquired fund.

Other PaineWebber funds may have different minimum investment amounts. You may not be able to exchange your shares if your exchange is not as large as the minimum investment amount in that other fund.

You may exchange shares of one fund for shares of another fund only after the first purchase has settled and the first fund has received your payment.

PaineWebber Clients. If you bought your shares through PaineWebber or a correspondent firm, you may exchange your shares by placing an order with your PaineWebber Financial Advisor.

Other Investors. If you are not a PaineWebber client, you may exchange your shares by writing to the fund's transfer agent. You must include:

Your name and address;

The name of the fund whose shares you are selling and the name of the fund whose shares you want to buy;

Your account number;

How much you are exchanging (by dollar amount or by number of shares to be sold); and

A guarantee of your signature. (See 'Buying Shares' for information on obtaining a signature guarantee.)

Mail the letter to:
  PFPC Inc.
  Attn.: PaineWebber Mutual Funds
  P.O. Box 8950
  Wilmington, DE 19899.

A fund may modify or terminate the exchange privilege at any time.

PRICING AND VALUATION

The price at which you may buy, sell or exchange fund shares is based on net asset value per share. Each fund calculates net asset value on days that the New York Stock Exchange is open. Each fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the funds do

                                ---------------
--------------------------------------------------------------------------------
                                      B-22

--------------------------------------------------------------------------------
PaineWebber Global Equity Fund              PaineWebber Asia Pacific Growth Fund
PaineWebber Global Income Fund          PaineWebber Emerging Markets Equity Fund

not price their shares, on national holidays and on Good Friday. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, the fund's net asset value per share will be calculated as of the time trading was halted.

Your price for buying, selling or exchanging shares will be based on the net asset value that is next calculated after the fund accepts your order. If you place your order through PaineWebber, your PaineWebber Financial Advisor is responsible for making sure that your order is promptly sent to the fund.

You should keep in mind that a front-end sales charge may be applied to your purchase if you buy Class A shares. A deferred sales charge may be applied when you sell Class B or Class C shares.

Each fund calculates its net asset value based on the current market value for its portfolio securities. The funds normally obtain market values for their securities from independent pricing services that use reported last sales prices, current market quotations or valuations from computerized 'matrix' systems that derive values based on comparable securities. If a market value is not available from an independent pricing source for a particular security, that security is valued at a fair value determined by or under the direction of the fund's board. The funds normally use the amortized cost method to value bonds that will mature in 60 days or less.

Judgment plays a greater role in valuing thinly traded securities, including many lower-rated bonds, because there is less reliable, objective data available.

The funds calculate the U.S. dollar value of investments that are denominated in foreign currencies daily, based on current exchange rates. A fund may own securities, including some securities that trade primarily in foreign markets, that trade on weekends or other days on which a fund does not calculate net asset value. You will not be able to sell your shares on those days. If a fund concludes that a material change in the value of a foreign security has occurred after the close of trading in its principal foreign market but before the close of regular trading on the NYSE, the fund may use fair value methods to reflect those changes. Any use of fair value methods would be intended to assure that the fund's net asset value fairly reflects security values as of the time of pricing.

                                ---------------
--------------------------------------------------------------------------------
                                      B-23

--------------------------------------------------------------------------------
PaineWebber Global Equity Fund              PaineWebber Asia Pacific Growth Fund
PaineWebber Global Income Fund          PaineWebber Emerging Markets Equity Fund

                                   MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISERS

Mitchell Hutchins Asset Management Inc. is the investment adviser and administrator of the funds. Mitchell Hutchins is located at 1285 Avenue of the Americas, New York, New York, 10019, and is a wholly owned asset management subsidiary of PaineWebber Incorporated, which is wholly owned by PaineWebber Group Inc., a publicly owned financial services holding company. On January 31, 1999, Mitchell Hutchins was adviser or sub-adviser of 33 investment companies with 75 separate portfolios and aggregate assets of approximately
$47.7 billion.

Invista Capital Management, LLC is the sub-adviser for Global Equity Fund's foreign investments. It is located at 1800 Hub Tower, 699 Walnut, Des Moines, Iowa 50309. As of December 31, 1998, Invista managed approximately $31.0 billion in client assets.

Schroder Capital Management International Inc. is the sub-adviser to Asia Pacific Growth Fund and Emerging Markets Equity Fund. Schroder Capital is located at 1301 Avenue of the Americas, New York, New York 10019. As of
December 31, 1998, Schroder Capital, together with its United Kingdom affiliate, Schroder Capital Management International Limited, had over $27.1 billion under management.

The funds have received an exemptive order from the SEC that permits their boards to appoint and replace sub-advisers and to amend sub-advisory contracts without obtaining shareholder approval. A fund's shareholders must approve this policy before its board may implement it. As of March 1, 1999, only the shareholders of Global Equity Fund have done so.

PORTFOLIO MANAGERS

Global Equity Fund. Mitchell Hutchins is responsible for allocating Global Equity Fund's assets between U.S. and foreign markets and for managing its U.S. investments. Since October 1, 1998, T. Kirkham Barneby has been responsible for the fund's asset allocation decisions. Mr. Barneby is a managing director and chief investment officer for quantitative investments of Mitchell Hutchins.

Mr. Barneby rejoined Mitchell Hutchins in 1994, after being with Vantage Global Management for one year. Prior to that year, Mr. Barneby was a senior vice president responsible for quantitative management and asset allocation models.

Mark A. Tincher has been primarily responsible for the day-to-day management of the fund's U.S. investments since October 1, 1998. Mr. Tincher is a managing director and chief investment officer for equities (stocks) of Mitchell Hutchins. Prior to joining Mitchell Hutchins in March 1995, Mr. Tincher worked for Chase Manhattan Private Bank, where he was vice president and directed the U.S. funds management and equity research area and oversaw the management of all Chase equity funds.

Scott D. Opsal has been primarily responsible for the day-to-day management of the fund's foreign investments since October 1, 1998, when Invista was appointed as the fund's sub-adviser for foreign investments. Mr. Opsal is an executive vice president and chief investment officer of Invista, where he has been employed since 1986.

Global Income Fund. Stuart Waugh and William King are primarily responsible for the day-to-day management of Global Income Fund. Mr. Waugh has been involved with the fund since its inception, first as an analyst and then as portfolio manager since 1993. Mr. Waugh is a managing director of Mitchell Hutchins responsible for global fixed income investments and currency trading. Mr. Waugh has been with Mitchell Hutchins since 1983. Mr. King joined Mitchell Hutchins in November 1995 and assumed his present responsibilities with the fund in 1997. Prior to 1995, he was at IBM Corporation, where he was responsible for the management of IBM Pension Fund's global bond portfolio. Both Mr. Waugh and Mr. King are Chartered Financial Analysts.

                                ---------------
--------------------------------------------------------------------------------
                                      B-24

--------------------------------------------------------------------------------
PaineWebber Global Equity Fund              PaineWebber Asia Pacific Growth Fund
PaineWebber Global Income Fund          PaineWebber Emerging Markets Equity Fund

Other members of Mitchell Hutchins' international fixed income group provide information on market outlook, interest rate forecasts and other factors affecting global fixed income investments.

Asia Pacific Growth Fund. Louise Croset and Heather Crighton, with the assistance of Schroder Capital's Asia Pacific Region investment committee, have been primarily responsible for the day-to-day management of Asia Pacific Growth Fund since its inception. Ms. Croset is a first vice president and director of Schroder Capital and has been with the firm since 1993. She has managed Asia Pacific Region stocks for the past 14 years. Ms. Crighton is a first vice president of Schroder Capital and has also been with the firm since 1993. She has managed Asia Pacific Region stocks for the past ten years.

Emerging Markets Equity Fund. John A. Troiano, Ms. Crighton and Mark Bridgeman, with the assistance of Schroder Capital's emerging markets investment committee, have been primarily responsible for the day-to-day management of Emerging Markets Equity Fund since Schroder Capital was appointed sub-adviser on February 25, 1997. Mr. Troiano has been chief executive of Schroder Capital since July 1997, and has been employed by various Schroder Group companies in the portfolio management area since 1988. He is currently chairman of Schroder Capital's emerging markets investment committee. Mr. Bridgeman joined Schroder Capital in 1990 and has been a vice president and international fund manager of the firm since 1995.

The funds paid advisory fees to Mitchell Hutchins for the most recent fiscal year at the following rates of average daily net assets:

  Global Equity Fund.......................................................0.85%
  Global Income Fund.......................................................0.75%
  Asia Pacific Growth Fund.................................................1.20%
  Emerging Markets Equity Fund.............................................1.20%

                                ---------------
--------------------------------------------------------------------------------
                                      B-25

--------------------------------------------------------------------------------
PaineWebber Global Equity Fund              PaineWebber Asia Pacific Growth Fund
PaineWebber Global Income Fund          PaineWebber Emerging Markets Equity Fund

                           DIVIDENDS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS

Global Income Fund normally declares and pays dividends monthly, and it distributes substantially all of its gains, if any, annually. The other funds normally declare and pay dividends and distribute any gains annually.

Classes with higher expenses are expected to have lower dividends. For example, Class B shares are expected to have the lowest dividends of any class of a fund's shares, while Class Y shares are expected to have the highest.

You will receive dividends in additional shares of the same class unless you elect to receive them in cash. Contact your Financial Advisor at PaineWebber or one of its corresponding firms if you prefer to receive dividends in cash.

TAXES

The dividends that you receive from a fund generally are subject to federal income tax regardless of whether you receive them in additional fund shares or in cash. If you hold fund shares through a tax-exempt account or plan, such as an IRA or 401(k) plan, dividends on your shares generally will not be subject to tax.

When you sell fund shares, you generally will be subject to federal income tax on any gain you realize. If you exchange any fund's shares for shares of another PaineWebber mutual fund, the transaction will be treated as a sale of the first fund's shares, and any gain will be subject to federal income tax.

Global Income Fund expects that its dividends will be taxed primarily as ordinary income. The other funds expect that their dividends will be comprised primarily of capital gain distributions. The distribution of capital gains may be taxed at a lower rate than ordinary income, depending on whether the fund held the assets that generated the gains for more than 12 months. Your fund will tell you how you should treat its dividends for tax purposes.

                                ---------------
--------------------------------------------------------------------------------
                                      B-26

--------------------------------------------------------------------------------
PaineWebber Global Equity Fund              PaineWebber Asia Pacific Growth Fund
PaineWebber Global Income Fund          PaineWebber Emerging Markets Equity Fund

                         FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following financial highlights tables are intended to help you understand the funds' financial performance for the past 5 years. Shorter periods are shown for funds or classes of fund shares that have existed for less than 5 years. Certain information reflects financial results for a single fund share. In the tables, 'total investment return' represents the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends).

The information in the financial highlights has been audited by Ernst & Young LLP, independent auditors (or for Global Income Fund, PricewaterhouseCoopers LLP, independent accountants), whose reports, along with the funds' financial statements, are included in the funds' Annual Reports to Shareholders. Annual Reports may be obtained without charge by calling 1-800-647-1568.

                                ---------------
--------------------------------------------------------------------------------
                                      B-27

--------------------------------------------------------------------------------
                         ------------------------------
                         PaineWebber Global Equity Fund

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                GLOBAL EQUITY FUND
                                                    ---------------------------------------------------------------------------
                                                                                      CLASS A
                                                    ---------------------------------------------------------------------------
                                                                              FOR THE TWO
                                                            FOR THE             MONTHS                    FOR THE
                                                          YEARS ENDED            ENDED                  YEARS ENDED
                                                          OCTOBER 31,         OCTOBER 31,               AUGUST 31,
                                                    -----------------------   -----------   -----------------------------------
                                                      1998#         1997         1996          1996        1995**        1994
                                                      -----         ----         ----          ----        ------        ----
Net asset value, beginning of period..............  $    18.37   $    17.43    $  16.81     $    16.12    $  16.98     $  14.55
                                                    ----------   ----------    --------     ----------    --------     --------
Net investment income (loss)......................        0.03'D'       0.00      (0.02)          0.02        0.02         0.01
Net realized and unrealized gains (losses) from
  investments, futures and foreign currency.......     0.35'D'         1.52        0.64           1.24        0.37         2.63
                                                    ----------   ----------    --------     ----------    --------     --------
Net increase (decrease) from investment
  operations......................................        0.38         1.52        0.62           1.26        0.39         2.64
                                                    ----------   ----------    --------     ----------    --------     --------
Distributions from net realized gains.............       (2.48)       (0.58)         --          (0.57)      (1.25)       (0.21)
                                                    ----------   ----------    --------     ----------    --------     --------
Net asset value, end of period....................  $    16.27   $    18.37    $  17.43     $    16.81    $  16.12     $  16.98
                                                    ----------   ----------    --------     ----------    --------     --------
                                                    ----------   ----------    --------     ----------    --------     --------
Total investment return(1)........................        2.53%        8.87%       3.69%          8.06%       3.24%       18.23%
                                                    ----------   ----------    --------     ----------    --------     --------
                                                    ----------   ----------    --------     ----------    --------     --------

Ratios/Supplemental Data:
Net assets, end of period (000's).................  $  251,680   $  294,878    $307,267     $  305,218    $360,652     $185,493
Expenses to average net assets....................        1.55%        1.44%       1.53%*         1.48%       1.71%(2)     1.58%
Net investment income (loss) to average net
  assets..........................................        0.17%        0.01%      (0.80)%*        0.10%       0.09%(2)     0.07%
Portfolio turnover rate...........................         151%          86%          3%            33%         40%          51%

------------

 * Annualized

 ** Investment advisory functions for the fund were transferred from Kidder
    Peabody Asset Management Inc. to Mitchell Hutchins on February 13, 1995.

 # Effective October 1, 1998, Invista Capital Management, LLC oversees the day-to-day management of the international portion of the fund's assets and Mitchell Hutchins allocates the portfolio between domestic and international investments and manages the domestic portion of the fund's assets.

 'D' Calculated using the average monthly shares outstanding for the year.

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results would be lower if sales charges were included. Total investment returns for periods of less than one year have not been annualized.

(2) These ratios include non-recurring reorganization expenses of 0.06%, 0.00%, 0.06% and 0.06% for Class A, Class B, Class C and Class Y shares, respectively.

                                ---------------
--------------------------------------------------------------------------------
                                      B-28

                      [THIS PAGE LEFT BLANK INTENTIONALLY]

                                ---------------
--------------------------------------------------------------------------------
                                      B-29

--------------------------------------------------------------------------------
                         ------------------------------
                         PaineWebber Global Equity Fund

                              FINANCIAL HIGHLIGHTS
                                   (continued)
--------------------------------------------------------------------------------

                                                                                GLOBAL EQUITY FUND
                                                          ---------------------------------------------------------------
                                                                                      CLASS B
                                                          ---------------------------------------------------------------
                                                                                FOR THE TWO
                                                                FOR THE           MONTHS       FOR THE        FOR THE
                                                              YEARS ENDED          ENDED      YEAR ENDED       PERIOD
                                                              OCTOBER 31,       OCTOBER 31,   AUGUST 31,   ENDED AUG. 31,
                                                          -------------------   -----------   ----------   --------------
                                                           1998#       1997        1996          1996        1995'D'D'
                                                           -----       ----        ----          ----        ---------
Net asset value, beginning of period....................  $  17.69   $  16.93    $  16.35      $  15.82       $  15.83
                                                          --------   --------    --------      --------       --------
Net investment income (loss)............................     (0.12)'D'    (0.21)     (0.05)       (0.12)          0.00
Net realized and unrealized gains (losses) from
  investments, futures and foreign currency.............      0.34'D'     1.55       0.63          1.22          (0.01)
                                                          --------   --------    --------      --------       --------
Net increase (decrease) from investment operations......      0.22       1.34        0.58          1.10          (0.01)
                                                          --------   --------    --------      --------       --------
Distributions from net realized gains...................     (2.48)     (0.58)         --         (0.57)            --
                                                          --------   --------    --------      --------       --------
Net asset value, end of period..........................  $  15.43   $  17.69    $  16.93      $  16.35       $  15.82
                                                          --------   --------    --------      --------       --------
                                                          --------   --------    --------      --------       --------
Total investment return(1)..............................      1.62%      8.05%       3.55%         7.18%         (0.06)%
                                                          --------   --------    --------      --------       --------
                                                          --------   --------    --------      --------       --------
Ratios/Supplemental Data:
Net assets, end of period (000's).......................  $ 52,709   $ 87,104    $113,445      $113,235       $142,880
Expenses to average net assets..........................      2.38%      2.26%       2.34%         2.25%         2.17%*(2)
Net investment income (loss) to average net assets......     (0.74)%    (0.80)%     (1.61)%*      (0.68)%        (1.92)%*(2)
Portfolio turnover rate.................................      151%        86%          3%           33%            40%

------------

 * Annualized

 # Effective October 1, 1998, Invista Capital Management, LLC oversees the day-to-day management of the international portion of the fund's assets and Mitchell Hutchins allocates the portfolio between domestic and international investments and manages the domestic portion of the fund's assets.

 'D' Calculated using the average monthly shares outstanding for the year.

 'D'D' For the period August 25, 1995 (commencement of offering of shares) to August 31, 1995.

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results would be lower if sales charges were included. Total investment returns for periods of less than one year have not been annualized.

(2) These ratios include non-recurring reorganization expenses of 0.06%, 0.00%, 0.06% and 0.06% for Class A, Class B, Class C and Class Y shares, respectively.

                                ---------------
--------------------------------------------------------------------------------
                                      B-30

--------------------------------------------------------------------------------
                         ------------------------------
                         PaineWebber Global Equity Fund

                              FINANCIAL HIGHLIGHTS
                                   (continued)
--------------------------------------------------------------------------------

                                             GLOBAL EQUITY FUND
    -----------------------------------------------------------------------------------------------------
                                  CLASS C                                             CLASS Y
    -------------------------------------------------------------------   -------------------------------
                         FOR THE TWO                                                          FOR THE TWO
         FOR THE            MONTHS                  FOR THE                 FOR THE YEARS       MONTHS
       YEARS ENDED          ENDED                 YEARS ENDED                   ENDED            ENDED
       OCTOBER 31,       OCTOBER 31,              AUGUST 31,                 OCTOBER 31,      OCTOBER 31
    ------------------   ------------             -----------             -----------------   -----------
     1998#      1997         1996        1996       1995**       1994      1998#     1997        1996
     -----      ----     ------------    ----       ------       ----      -----     ----        ----
    $  17.69   $ 16.93     $ 16.35      $ 15.82     $ 16.81     $ 14.52   $ 18.63   $ 17.60     $ 16.97
    --------   -------     -------      -------     -------     -------   -------   -------     -------
       (0.11)'D'   (0.23)     (0.05)      (0.13)      (0.11)      (0.07)     0.09'D'    0.10      (0.01)
        0.35'D'    1.57       0.63         1.23        0.37        2.57      0.35'D'    1.51       0.64
    --------   -------     -------      -------     -------     -------   -------   -------     -------
        0.24      1.34        0.58         1.10        0.26        2.50      0.44      1.61        0.63
    --------   -------     -------      -------     -------     -------   -------   -------     -------
       (2.48)    (0.58)     --             (.57)      (1.25)      (0.21)    (2.48)    (0.58)     --
    --------   -------     -------      -------     -------     -------   -------   -------     -------
    $  15.45   $ 17.69     $ 16.93        16.35     $ 15.82     $ 16.81   $ 16.59   $ 18.63     $ 17.60
    --------   -------     -------      -------     -------     -------   -------   -------     -------
    --------   -------     -------      -------     -------     -------   -------   -------     -------
        1.74%     8.05%       3.55%        7.18%       2.46%       7.29%     2.86%     9.31%       3.71%
    --------   -------     -------      -------     -------     -------   -------   -------     -------
    --------   -------     -------      -------     -------     -------   -------   -------     -------
    $ 41,103   $54,510     $67,530      $66,585     $83,485     $31,837   $51,025   $57,683     $63,225
        2.32%     2.20%       2.30%*       2.27%       2.48%(2)    2.33%     1.21%     1.10%       1.18%*
       (0.65)%   (0.75)%     (1.57)%*     (0.70)%     (0.68)%(2)   (0.68)%    0.50%    0.36%      (0.45)%*
        151%       86%          3%          33%         40%         51%      151%       86%          3%

            GLOBAL EQUITY FUND
     --------------------------------
                 CLASS Y
     --------------------------------

                 FOR THE
               YEARS ENDED
                AUGUST 31,
     --------------------------------
      1996       1995**        1994
      ----       ------        ----
     $ 16.22     $ 17.03     $  14.56
     -------     -------     --------
        0.07        0.07         0.05
        1.25        0.37         2.63
     -------     -------     --------
        1.32        0.44         2.68
     -------     -------     --------
       (0.57)      (1.25)       (0.21)
     -------     -------     --------
     $ 16.97     $ 16.22     $  17.03
     -------     -------     --------
     -------     -------     --------
        8.39%       3.54%       18.49%
     -------     -------     --------
     -------     -------     --------
     $61,736     $57,150     $ 28,390
        1.17%*      1.46%(2)     1.33%
        0.46%       0.36%(2)     0.32%
         33%         40%          51%

------------

 * Annualized

 ** Investment advisory functions for the fund were transferred from Kidder
    Peabody Asset Management Inc. to Mitchell Hutchins on February 13, 1995.

 # Effective October 1, 1998, Invista Capital Management, LLC oversees the day-to-day management of the international portion of the fund's assets and Mitchell Hutchins allocates the portfolio between domestic and international investments and manages the domestic portion of the fund's assets.

 'D' Calculated using the average monthly shares outstanding for the year.

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results would be lower if sales charges were included. Total investment returns for periods of less than one year have not been annualized.

(2) These ratios include non-recurring reorganization expenses of 0.06%, 0.00%, 0.06% and 0.06% for Class A, Class B, Class C and Class Y shares, respectively.

                                ---------------
--------------------------------------------------------------------------------
                                      B-31

--------------------------------------------------------------------------------
                         ------------------------------
                         PaineWebber Global Income Fund

                              FINANCIAL HIGHLIGHTS
                                  (continued)
--------------------------------------------------------------------------------

                                                                                     GLOBAL INCOME FUND
                                                             ------------------------------------------------------------------
                                                                                          CLASS A
                                                             ------------------------------------------------------------------
                                                                              FOR THE YEARS ENDED OCTOBER 31,
                                                             ------------------------------------------------------------------
                                                              1998           1997           1996           1995           1994
                                                              ----           ----           ----           ----           ----
Net asset value, beginning of year..................         $10.27         $10.46         $10.35         $ 9.99         $10.97
                                                             ------         ------         ------         ------         ------
Net investment income...............................           0.62@          0.69@          0.72@          0.77@          0.72
Net realized and unrealized gains (losses) from
  investments and foreign currency..................           0.32@         (0.19)@         0.13@          0.31@         (1.05)
Net increase (decrease) from investment
  transactions......................................           0.94           0.50           0.85           1.08          (0.33)
                                                             ------         ------         ------         ------         ------
Dividends from net investment income................          (0.50)         (0.54)         (0.74)         (0.72)         (0.33)
Distributions in excess of net investment income....          (0.05)         (0.06)          --             --             --
Distribution from paid-in capital...................          (0.08)         (0.09)          --             --            (0.32)
Total dividends and distributions to shareholders...          (0.63)         (0.69)         (0.74)         (0.72)         (0.65)
                                                             ------         ------         ------         ------         ------
Net asset value, end of year........................         $10.58         $10.27         $10.46         $10.35         $ 9.99
                                                             ------         ------         ------         ------         ------
                                                             ------         ------         ------         ------         ------
Total investment return(1)..........................           9.51%          4.99%          8.60%         11.09%         (3.10)%
                                                             ------         ------         ------         ------         ------
                                                             ------         ------         ------         ------         ------
Ratio/Supplemental data:
Net assets, end of year (000's).....................         $408,190       $486,718       $549,932       $663,022       $611,855
Expenses to average net assets......................           1.24%          1.21%          1.27%          1.24%(2)       1.17%
Net investment income to average net assets.........           6.07%          6.66%          6.88%          7.47%(2)       6.94%
Portfolio turnover rate.............................             93%           172%           126%           113%           108%

------------

@ Calculated using the average monthly shares outstanding for the year.

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each year reported, reinvestment of all dividends and distributions at net asset value on the payable dates and a sale at net asset value on the last day of each year reported. The figures do not include sales charges; results would be lower if sales charges were included.

(2) These ratios include non-recurring reorganization expenses of 0.04%.

                                ---------------
--------------------------------------------------------------------------------
                                      B-32

--------------------------------------------------------------------------------
                         ------------------------------
                         PaineWebber Global Income Fund

                              FINANCIAL HIGHLIGHTS
                                  (continued)
--------------------------------------------------------------------------------

                                                                                     GLOBAL INCOME FUND
                                                             ------------------------------------------------------------------
                                                                                          CLASS B
                                                             ------------------------------------------------------------------
                                                                              FOR THE YEARS ENDED OCTOBER 31,
                                                             ------------------------------------------------------------------
                                                              1998           1997           1996           1995           1994
                                                              ----           ----           ----           ----           ----
Net asset value, beginning of year..................         $10.24         $10.44         $10.31         $ 9.96         $10.95
                                                             ------         ------         ------         ------         ------
Net investment income...............................           0.51@          0.58@          0.64@          0.69@          0.86
Net realized and unrealized gains (losses) from
  investments and foreign currency..................           0.33@         (0.17)@         0.15@          0.30@         (1.28)
                                                             ------         ------         ------         ------         ------
Net increase (decrease) from investment
  transactions......................................           0.84           0.41           0.79           0.99          (0.42)
                                                             ------         ------         ------         ------         ------
Dividends from net investment income................          (0.43)         (0.48)         (0.66)         (0.64)         (0.29)
Distributions in excess of net investment income....          (0.04)         (0.05)          --             --             --
Distribution from paid-in capital...................          (0.07)         (0.08)          --             --            (0.28)
Total dividends and distributions to shareholders...          (0.54)         (0.61)         (0.66)         (0.64)         (0.57)
                                                             ------         ------         ------         ------         ------
Net asset value, end of year........................         $10.54         $10.24         $10.44         $10.31         $ 9.96
                                                             ------         ------         ------         ------         ------
                                                             ------         ------         ------         ------         ------
Total investment return(1)..........................           8.53%          4.11%          7.95%         10.24%         (3.90)%
                                                             ------         ------         ------         ------         ------
                                                             ------         ------         ------         ------         ------
Ratio/Supplemental data:
Net assets, end of year (000's).....................         $33,478        $103,312       $307,577       $484,534       $725,553
Expenses to average net assets......................           2.13%          1.99%          1.99%          2.00%(2)       1.94%
Net investment income to average net assets.........           5.16%          5.83%          6.14%          6.71%(2)       6.05%
Portfolio turnover rate.............................             93%           172%           126%           113%           108%

------------

@ Calculated using the average monthly shares outstanding for the year.

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each year reported, reinvestment of all dividends and distributions at net asset value on the payable dates and a sale at net asset value on the last day of each year reported. The figures do not include sales charges; results would be lower if sales charges were included.

(2) These ratios include non-recurring reorganization expenses of 0.04%.

                                ---------------
--------------------------------------------------------------------------------
                                      B-33

--------------------------------------------------------------------------------
                         ------------------------------
                         PaineWebber Global Income Fund

                              FINANCIAL HIGHLIGHTS
                                  (continued)
--------------------------------------------------------------------------------

                                                                                     GLOBAL INCOME FUND
                                                             ------------------------------------------------------------------
                                                                                          CLASS C
                                                             ------------------------------------------------------------------
                                                                              FOR THE YEARS ENDED OCTOBER 31,
                                                             ------------------------------------------------------------------
                                                              1998           1997           1996           1995           1994
                                                              ----           ----           ----           ----           ----
Net asset value, beginning of year..................         $10.26         $10.45         $10.33         $ 9.98         $10.96
                                                             ------         ------         ------         ------         ------
Net investment income...............................           0.56@          0.63@          0.67@          0.71@          0.70
Net realized and unrealized gains (losses) from
  investments and foreign currency..................           0.33@         (0.18)@         0.14@          0.31@         (1.09)
                                                             ------         ------         ------         ------         ------
Net increase (decrease) from investment
  transactions......................................           0.89           0.45           0.81           1.02          (0.39)
                                                             ------         ------         ------         ------         ------
Dividends from net investment income................          (0.46)         (0.50)         (0.69)         (0.67)         (0.30)
Distributions in excess of net investment income....          (0.04)         (0.06)          --             --             --
Distribution from paid-in capital...................          (0.07)         (0.08)          --             --            (0.29)
Total dividends and distributions to shareholders...          (0.57)         (0.64)         (0.69)         (0.67)         (0.59)
                                                             ------         ------         ------         ------         ------
Net asset value, end of year........................         $10.58         $10.26         $10.45         $10.33         $ 9.98
                                                             ------         ------         ------         ------         ------
                                                             ------         ------         ------         ------         ------
Total investment return(1)..........................           9.01%          4.48%          8.12%         10.49%         (3.56)%
                                                             ------         ------         ------         ------         ------
                                                             ------         ------         ------         ------         ------
Ratio/Supplemental data:
Net assets, end of year (000's).....................         $28,633        $36,935        $50,928        $71,329        $92,480
Expenses to average net assets......................           1.77%          1.69%          1.73%          1.75%(2)       1.68%
Net investment income to average net assets.........           5.54%          6.17%          6.40%          6.96%(2)       6.34%
Portfolio turnover rate.............................             93%           172%           126%           113%           108%

------------

@ Calculated using the average monthly shares outstanding for the year.

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each year reported, reinvestment of all dividends and distributions at net asset value on the payable dates and a sale at net asset value on the last day of each year reported. The figures do not include sales charges; results would be lower if sales charges were included.

(2) These ratios include non-recurring reorganization expenses of 0.04%.

                                ---------------
--------------------------------------------------------------------------------
                                      B-34

--------------------------------------------------------------------------------
                         ------------------------------
                         PaineWebber Global Income Fund

                              FINANCIAL HIGHLIGHTS
                                  (continued)
--------------------------------------------------------------------------------

                                                                                   GLOBAL INCOME FUND
                                                         ----------------------------------------------------------------------
                                                                                        CLASS Y
                                                         ----------------------------------------------------------------------
                                                                            FOR THE YEARS ENDED OCTOBER 31,
                                                         ----------------------------------------------------------------------
                                                          1998           1997            1996            1995            1994
                                                          ----           ----            ----            ----            ----
Net asset value, beginning of year..............         $10.27         $ 10.49         $ 10.35         $  9.99         $ 10.97
                                                         ------         -------         -------         -------         -------
Net investment income...........................           0.65@           0.71@           0.75@           0.78@           0.75
Net realized and unrealized gains (losses) from
  investments and foreign currency..............           0.32@          (0.21)@          0.17@           0.32@          (1.06)
                                                         ------         -------         -------         -------         -------
Net increase (decrease) from investment
  transactions..................................           0.97            0.50            0.92            1.10           (0.31)
                                                         ------         -------         -------         -------         -------
Dividends from net investment income............          (0.52)          (0.56)          (0.78)          (0.74)          (0.34)
Distributions in excess of net investment
  income........................................          (0.05)          (0.06)          --              --              --
Distribution from paid-in capital...............          (0.09)          (0.10)          --              --              (0.33)
                                                         ------         -------         -------         -------         -------
Total dividends and distributions to
  shareholders..................................          (0.66)          (0.72)          (0.78)          (0.74)          (0.67)
                                                         ------         -------         -------         -------         -------
Net asset value, end of year....................         $10.58         $ 10.27         $ 10.49         $ 10.35         $  9.99
                                                         ------         -------         -------         -------         -------
                                                         ------         -------         -------         -------         -------
Total investment return (1).....................           9.89%           5.20%           9.25%          11.39%          (2.86)%
                                                         ------         -------         -------         -------         -------
                                                         ------         -------         -------         -------         -------
Ratio/Supplemental data:
Net assets, end of year (000's).................         $9,547         $10,096         $13,077         $16,613         $12,975
Expenses to average net assets..................           0.96%           0.94%           0.96%           0.95%(2)        0.88%
Net investment income to average net assets.....           6.35%           6.93%           7.19%           7.77%(2)        7.23%
Portfolio turnover rate.........................             93%            172%            126%            113%            108%

------------

@ Calculated using the average monthly shares outstanding for the year.

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each year reported, reinvestment of all dividends and distributions at net asset value on the payable dates and a sale at net asset value on the last day of each year reported. The figures do not include sales charges; results would be lower if sales charges were included.

(2) These ratios include non-recurring reorganization expenses of 0.04%.

                                ---------------
--------------------------------------------------------------------------------
                                      B-35

--------------------------------------------------------------------------------
                         ------------------------------
                         PaineWebber Asia Pacific Fund

                              FINANCIAL HIGHLIGHTS
                                   (continued)
--------------------------------------------------------------------------------

                                                                            ASIA PACIFIC GROWTH FUND
                                                  ----------------------------------------------------------------------------
                                                        CLASS A                CLASS B               CLASS C          CLASS Y
                                                  --------------------   -------------------   -------------------   ---------
                                                                     FOR THE FISCAL YEARS ENDED OCTOBER 31,
                                                  ----------------------------------------------------------------------------
                                                    1998      1997'D'      1998     1997'D'      1998     1997'D'    1998'D'D'
                                                    ----      -------      ----     -------      ----     -------    ---------
Net asset value, beginning of period............  $    8.96   $  12.50   $   8.92   $  12.50   $   8.92   $  12.50    $  8.66
                                                  ---------   --------   --------   --------   --------   --------    -------
Net investment income (loss)....................       0.00 @     0.03      (0.06)@    (0.03)     (0.06)@    (0.03)     (0.06)@
Net realized and unrealized losses from invest-
  ments and foreign currency....................      (2.14)@    (3.57)     (2.12)@    (3.55)     (2.12)@    (3.55)     (1.93)@
Net decrease from investment operations.........      (2.14)     (3.54)     (2.18)     (3.58)     (2.18)     (3.58)     (1.87)
                                                  ---------   --------   --------   --------   --------   --------    -------
Net asset value, end of period..................  $    6.82   $   8.96   $   6.74   $   8.92   $   6.74   $   8.92    $  6.79
                                                  ---------   --------   --------   --------   --------   --------    -------
                                                  ---------   --------   --------   --------   --------   --------    -------
Total investment return (1).....................     (23.88)%   (28.32)%   (24.44)%   (28.64)%   (24.44)%   (28.64)%   (21.59)%
                                                  ---------   --------   --------   --------   --------   --------    -------
                                                  ---------   --------   --------   --------   --------   --------    -------
Ratios/Supplemental Data:
Net assets, end of period (000's)...............  $  11,526   $ 21,466   $ 12,746   $ 22,949   $  6,220   $ 13,887    $    47
Expenses to average net assets..................       2.88%      2.33%*     3.63%      3.12%*     3.60%      3.10%*     2.66%*
Net investment income (loss) to average net
  assets........................................      (0.02)%     0.37%*    (0.78)%    (0.43)%*    (0.79)%    (0.42)%*     1.46%*
Portfolio turnover rate.........................         59%        13%        59%        13%        59%        13%        59%

------------

  * Annualized

  'D' For the period March 25, 1997 (commencement of operations) to October 31,
      1997.

 'D'D' For the period March 13, 1998 (commencement of offering) through October
       31, 1998.

 @ Calculated using the average monthly shares outstanding for the period.

 (1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results would be lower if sales charges were included. Total investment returns for periods less than a year have not been annualized.

                                ---------------
--------------------------------------------------------------------------------
                                      B-36

--------------------------------------------------------------------------------
                         ------------------------------
                    PaineWebber Emerging Markets Equity Fund

                              FINANCIAL HIGHLIGHTS
                                   (continued)
--------------------------------------------------------------------------------

                                                                            EMERGING MARKETS EQUITY FUND
                                                           ---------------------------------------------------------------
                                                                                       CLASS A
                                                           ---------------------------------------------------------------
                                                                                 FOR THE
                                                                                  FOUR            FOR THE         FOR THE
                                                                FOR THE          MONTHS            YEARS          PERIOD
                                                              YEARS ENDED         ENDED            ENDED           ENDED
                                                              OCTOBER 31,      OCTOBER 31,       JUNE 30,        JUNE 30,
                                                           -----------------   -----------   -----------------   --------
                                                            1998     1997***      1996        1996     1995**     1994'D'
                                                            ----     -------      ----        ----     ------     -------
Net asset value, beginning of period.....................  $  9.39   $  9.46   $     10.06   $  9.73   $ 10.79   $   12.00
                                                           -------   -------   -----------   -------   -------   ---------
Net investment income (loss).............................    (0.01)@   (0.06)        (0.13)    (0.14)     0.04        0.04
Net realized and unrealized gains (losses) from
  investments and foreign currency.......................    (2.86)@   (0.01)        (0.47)     0.47     (0.97)      (1.25)
                                                           -------   -------   -----------   -------   -------   ---------
Net increase (decrease) from investment operations.......    (2.87)    (0.07)        (0.60)     0.33     (1.01)      (1.21)
Dividends from net investment income.....................    --        --          --          --        (0.05)         --
                                                           -------   -------   -----------   -------   -------   ---------
Net asset value, end of period...........................  $  6.52   $  9.39   $      9.46   $ 10.06   $  9.73   $   10.79
                                                           -------   -------   -----------   -------   -------   ---------
                                                           -------   -------   -----------   -------   -------   ---------
Total investment return(1)...............................   (30.56)%   (0.74)%       (5.96)%   3.39%     (9.29)%    (10.08)%
                                                           -------   -------   -----------   -------   -------   ---------
                                                           -------   -------   -----------   -------   -------   ---------
Ratios/Supplemental data:
Net assets, end of year (000's)..........................  $ 4,237   $ 9,222   $    14,992   $20,680   $33,043   $  46,758
Expenses net of fee waivers, to average net assets.......     2.44%     2.44%         2.44%*    2.44%     2.44%       2.47%*
Expenses before fee waivers, to average net assets.......     3.71%     3.01%         3.48%     3.42%     2.54%       2.47%
Net investment income (loss), net of fee waivers, to
  average net assets.....................................    (0.16)%   (0.40)%       (1.42)%*   (0.52)%   (0.76)%      0.72%*
Net investment income (loss), before fee waivers, to
  average net assets.....................................    (1.43)%   (0.97)%       (2.46)%*   (1.50)%   (0.86)%      0.72%*
Portfolio turnover rate..................................       64%       87%           22%       69%       76%          8%

------------

  'D' For the period January 19, 1994 (commencement of operations) to June 30,
      1994.

 'D'D' For the period December 5, 1995 (commencement of offering of shares) to June 30, 1996.

 @ Calculated using the average monthly shares outstanding for the year.

  * Annualized.

 ** Investment advisory functions for the fund were transferred from Kidder
    Peabody Asset Management Inc. to Mitchell Hutchins on February 13, 1995.

*** Investment sub-advisory functions for the fund were transferred from Emerging Markets Management to Schroder Capital effective February 25, 1997.

 (1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results would be lower if sales charges were included. Total investment returns for periods of less than one year have not been annualized.

                                ---------------
--------------------------------------------------------------------------------
                                      B-37

--------------------------------------------------------------------------------
                         ------------------------------
                    PaineWebber Emerging Markets Equity Fund

                              FINANCIAL HIGHLIGHTS
                                   (continued)
--------------------------------------------------------------------------------

                                                  EMERGING MARKETS EQUITY FUND
                          -----------------------------------------------------------------------------
                                            CLASS B                                 CLASS C
                          -------------------------------------------   -------------------------------
                                                FOR THE                                       FOR THE
                                                 FOUR        FOR THE                           FOUR
                               FOR THE          MONTHS       PERIOD          FOR THE          MONTHS
                             YEARS ENDED         ENDED        ENDED        YEARS ENDED         ENDED
                             OCTOBER 31,      OCTOBER 31,   JUNE 30,       OCTOBER 31,      OCTOBER 31,
                          -----------------   -----------   ---------   -----------------   -----------
                           1998     1997***      1996       1996'D'D'    1998     1997**       1996
                           ----     -------      ----       ---------    ----     ------       ----
Net asset value,
  beginning of period...  $  9.19   $  9.32   $      9.94    $   9.13   $  9.17   $  9.32   $      9.94
                          -------   -------   -----------    --------   -------   -------   -----------
Net investment income
  (loss)................    (0.08)@   (0.10)        (0.07)      (0.01)    (0.08)@   (0.14)        (0.22)
Net realized and
  unrealized gains
  (losses) from
  investments and
  foreign currency......    (2.74)@   (0.03)        (0.55)       0.82     (2.77)@   (0.01)        (0.40)
                          -------   -------   -----------    --------   -------   -------   -----------
Net increase (decrease)
  from investment
  operations............    (2.82)    (0.13)        (0.62)       0.81     (2.85)    (0.15)        (0.62)
Dividends from net
  investment income.....    --        --          --           --         --        --          --
                          -------   -------   -----------    --------   -------   -------   -----------
Net asset value, end of
  period................  $  6.37   $  9.19   $      9.32    $   9.94   $  6.32   $  9.17   $      9.32
                          -------   -------   -----------    --------   -------   -------   -----------
                          -------   -------   -----------    --------   -------   -------   -----------
Total investment
  return(1).............   (30.69)%   (1.39)%       (6.24)%      8.87%   (31.08)%   (1.61)%       (6.24)%
                          -------   -------   -----------    --------   -------   -------   -----------
                          -------   -------   -----------    --------   -------   -------   -----------
Ratios/Supplemental
  data:
Net assets, end of year
  (000's)...............  $   461   $ 1,598   $       879    $    936   $ 2,575   $ 5,345   $     7,882
Expenses net of fee
  waivers, to average
  net assets............     3.19%     3.19%         3.19%*      3.19%*    3.19%     3.19%         3.19%
Expenses before fee
  waivers, to average
  net assets............     4.92%     3.82%         4.23%       4.97%*    4.42%     3.78%         4.23%*
Net investment income
  (loss), net of fee
  waivers, to average
  net assets............    (0.99)%   (1.25)%       (2.12)%*     (0.21)%*   (0.96)%   (1.18)%       (2.16)%*
Net investment income
  (loss), before fee
  waivers, to average
  net assets............    (2.72)%   (1.88)%       (3.16)%*     (1.99)   (2.19)%   (1.77)%       (3.20)%*
Portfolio turnover
  rate..................       64%       87%           22%         64%       64%       87%           22%



                           EMERGING MARKETS EQUITY FUND
                          ------------------------------
                                     CLASS C
                          ------------------------------

                                               FOR THE
                                                PERIOD
                            FOR THE YEARS       ENDED
                           ENDED JUNE 30,      JUNE 30,
                          -----------------   ----------
                           1996     1995**     1994'D'
                           ----     ------     -------
Net asset value,
  beginning of period...  $  9.67   $ 10.75   $    12.00
                          -------   -------   ----------
Net investment income
  (loss)................    (0.24)    (0.17)          --
Net realized and
  unrealized gains
  (losses) from
  investments and
  foreign currency......    (0.51)    (0.90)       (1.25)
                          -------   -------   ----------
Net increase (decrease)
  from investment
  operations............     0.27     (1.07)       (1.25)
Dividends from net
  investment income.....    --        (0.01)      --
                          -------   -------   ----------
Net asset value, end of
  period................  $  9.94   $  9.67   $    10.75
                          -------   -------   ----------
                          -------   -------   ----------
Total investment
  return(1).............     2.79%   (10.01)%     (10.42)%
                          -------   -------   ----------
                          -------   -------   ----------
Ratios/Supplemental
  data:
Net assets, end of year
  (000's)...............  $11,561   $18,551   $   26.721
Expenses net of fee
  waivers, to average
  net assets............     3.19%     3.19%        3.22%*
Expenses before fee
  waivers, to average
  net assets............     4.17%     3.29%        3.22%*
Net investment income
  (loss), net of fee
  waivers, to average
  net assets............    (1.28)%   (1.50)%      (0.03)%*
Net investment income
  (loss), before fee
  waivers, to average
  net assets............    (2.26)%   (1.60)%      (0.03)%*
Portfolio turnover
  rate..................       69%       76%           8%

------------

  'D' For the period January 19, 1994 (commencement of operations) to June 30,
      1994.

 'D'D' For the period December 5, 1995 (commencement of offering of shares) to June 30, 1996.

 @ Calculated using the average monthly shares outstanding for the year.

  * Annualized.

 ** Investment advisory functions for the fund were transferred from Kidder
    Peabody Asset Management Inc. to Mitchell Hutchins on February 13, 1995.

*** Investment sub-advisory functions for the fund were transferred from Emerging Markets Management to Schroder Capital effective February 25, 1997.

 (1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results would be lower if sales charges were included. Total investment returns for periods of less than one year have not been annualized.

                                ---------------
--------------------------------------------------------------------------------
                                      B-38

--------------------------------------------------------------------------------
                    PaineWebber Emerging Markets Equity Fund

                               FINANCIAL HIGHLIGHTS
                                    (continued)
--------------------------------------------------------------------------------

                                                                            EMERGING MARKETS EQUITY FUND
                                                         ------------------------------------------------------------------
                                                                                      CLASS Y
                                                         ------------------------------------------------------------------
                                                                                                 FOR THE          FOR THE
                                                              FOR THE        FOR THE FOUR         YEARS           PERIOD
                                                            YEARS ENDED      MONTHS ENDED         ENDED            ENDED
                                                            OCTOBER 31,      OCTOBER 31,        JUNE 30,         JUNE 30,
                                                         -----------------   ------------   -----------------   -----------
                                                          1998     1997***       1996        1996     1995**      1994'D'
                                                          ----     -------       ----        ----     ------      -------
Net asset value, beginning of period..................   $  9.46   $  9.51   $      10.11   $  9.75   $ 10.80   $     12.00
                                                         -------   -------   ------------   -------   -------   -----------
Net investment income (loss)..........................     (0.01)@   (0.02)         (0.05)    (0.01)    (0.01)         0.05
Net realized and unrealized gains (losses) from
  investments and foreign currency....................     (2.87)@   (0.03)         (0.55)     0.37     (0.99)        (1.25)
                                                         -------   -------   ------------   -------   -------   -----------
Net increase (decrease) from investment operations....     (2.88)    (0.05)          (0.6)     0.36     (0.98)         (1.2)
Dividends from net investment income..................     --        --           --          --        (0.07)      --
                                                         -------   -------   ------------   -------   -------   -----------
Net asset value, end of period........................   $  6.58   $  9.46   $       9.51   $ 10.11   $  9.75   $     10.80
                                                         -------   -------   ------------   -------   -------   -----------
                                                         -------   -------   ------------   -------   -------   -----------
Total investment return(1)............................    (30.44)%   (0.53)%        (5.93)%   3.69%     (9.03)%      (10.00)%
                                                         -------   -------   ------------   -------   -------   -----------
                                                         -------   -------   ------------   -------   -------   -----------
Ratios/Supplemental data:
Net assets, end of year (000's).......................   $   877   $10,053   $     11,375   $12,979   $12,332   $    15,435
Expenses net of fee waivers, to average net assets....     2.19%     2.19%         2.19%*     2.19%     2.19%        2.22%*
Expenses before fee waivers, to average net assets....     3.36%     2.69%         3.23%*     3.29%     2.29%        2.22%*
Net investment income (loss), net of fee waivers, to
  average net assets..................................     (0.08)%   (0.15)%        (1.13)%*   (0.15)%   (0.51)%      0.97%*
Net investment income (loss), before fee waivers, to
  average net assets..................................     (1.25)%   (0.65)%        (2.17)%*   (1.25)%   (0.61)%      0.97%*
Portfolio turnover rate...............................       64%       87%            22%       69%       76%            8%

------------

  'D' For the period January 19, 1994 (commencement of operations) to June 30,
      1994.

 'D'D' For the period December 5, 1995 (commencement of offering of shares) to June 30, 1996.

 @ Calculated using the average monthly shares outstanding for the year.

  * Annualized.

 ** Investment advisory functions for the fund were transferred from Kidder
    Peabody Asset Management Inc. to Mitchell Hutchins on February 13, 1995.

*** Investment sub-advisory functions for the fund were transferred from Emerging Markets Management to Schroder Capital effective February 25, 1997.

 (1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results would be lower if sales charges were included. Total investment returns for periods of less than one year have not been annualized.

                                ---------------
--------------------------------------------------------------------------------
                                      B-39

--------------------------------------------------------------------------------
PaineWebber Global Equity Fund              PaineWebber Asia Pacific Growth Fund
PaineWebber Global Income Fund          PaineWebber Emerging Markets Equity Fund

                                    Your Investment
                             MANAGING YOUR FUND ACCOUNT
--------------------------------------------------------------------------------

  TICKER SYMBOL: Global Equity Fund Class  A:KPGEX.Q  Asia Pacific Growth Fund Class      A:PPGAX.Q
                                           B:KPGLX.Q                                      B:PPGBX.Q
                                           C:KPGBX.Q                                      C:PPGCX.Q
                                           Y:KPGCX.Q                                      Y:None

                 Global Income Fund Class  A:PGBAX.Q  Emerging Markets Equity Fund Class  A:KPEAX.Q
                                           B:PGBBX.Q                                      B:None
                                           C:PWIDX.Q                                      C:KPEBX.Q
                                           Y:None                                         Y:None

For investors who want more information about the funds, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the funds' investments is available in the funds' annual and semi-annual reports to shareholders. In the funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the funds and is incorporated by reference into this prospectus.

You may discuss your questions about the funds by contacting your PaineWebber Financial Advisor. You may obtain free copies of annual and semi-annual reports and the SAI by contacting the funds directly at 1-800-647-1568.

You may review and copy information about the funds, including shareholder reports and the SAI, at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies of reports and other information about the funds:

For a fee, by writing to or calling the Commission's Public Reference Room, Washington, D.C. 20549-6009
  Telephone: 1-800-SEC-0330

Free from the Commission's Internet website at: http://www.sec.gov

Investment Company Act File No.
PaineWebber Global Equity Fund: 811-6292
PaineWebber Global Income Fund: 811-5259
PaineWebber Asia Pacific Growth Fund: 811-4040
PaineWebber Emerging Markets Equity Fund: 811-7104

                                ---------------
--------------------------------------------------------------------------------
                                      B-40

               SUPPLEMENTS TO THE GLOBAL EQUITY JOINT PROSPECTUS
                            PAINEWEBBER MUTUAL FUNDS
                             PROSPECTUS SUPPLEMENT

                                                                    June 1, 1999

Dear Investor,

     This is a supplement to the prospectuses of the PaineWebber mutual funds listed on the reverse side. The purpose of the supplement is to notify you of circumstances under which a fund may refuse to accept purchase orders and exchanges into the fund.

     The following text is added to the information 'Your
Investment' -- 'Managing Your Fund Account' -- 'Buying Shares'.

        Frequent Trading. The interests of the fund's long-term shareholders and its ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations -- also known as 'market timing.' When large dollar amounts are involved, the fund may have difficulty implementing long-term investment strategies, because it cannot predict how much cash it will have to invest. Market timing also may force the fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's fund shares. These factors may hurt the fund's performance and its shareholders. When Mitchell Hutchins believes frequent trading would have a disruptive effect on the fund's ability to manage its investments, Mitchell Hutchins and the fund may reject purchase orders and exchanges into the fund by any person, group or account that Mitchell Hutchins believes to be a market timer. The fund may notify the market timer that a purchase order or an exchange has been rejected after the day the order is placed.

                   (REVERSE SIDE OF JUNE 1, 1999 SUPPLEMENT)

PAINEWEBBER BOND FUNDS
   High Income Fund
   Investment Grade Income Fund
   Low Duration U.S. Government Income Fund
   Strategic Income Fund
   U.S. Government Income Fund

PAINEWEBBER GLOBAL FUNDS
   Asia Pacific Growth Fund
   Emerging Markets Equity Fund
   Global Equity Fund
   Global Income Fund

                      PAINEWEBBER ASIA PACIFIC GROWTH FUND
                    PAINEWEBBER EMERGING MARKETS EQUITY FUND
                  SUPPLEMENT TO PROSPECTUS DATED MARCH 1, 1999

                                                                    July 9, 1999

Dear Investor,

     This is a supplement to the Prospectus dated March 1, 1999, for PaineWebber Asia Pacific Growth Fund and PaineWebber Emerging Markets Equity Fund (the 'Funds').

     The Funds' sub-adviser, Schroder Capital Management International Inc., has been merged into a newly created Delaware corporation, Schroder Investment Management North America Inc. The new company, like its predecessor, is a wholly owned subsidiary of Schroder US Holdings Inc. Louise Croset and Heather Crighton, who are primarily responsible for the day-to-day management of PaineWebber Asia Pacific Growth Fund, have been made executive vice president and senior vice president, respectively, of the new company. John A. Troiano and Mark Bridgeman, who, along with Ms. Crighton, are primarily responsible for the day-to-day management of PaineWebber Emerging Markets Equity Fund, serve as chief executive and first vice president, respectively, of the new company. None of the personnel involved in providing advisory services to the Funds are changing as a result of this restructuring.

                            PAINEWEBBER MUTUAL FUNDS
         PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION SUPPLEMENT

                                                                October 27, 1999

Dear Investor

     This is a supplement to the prospectuses and Statements of Additional Information, as applicable, of the PaineWebber Mutual Funds listed on the reverse side. The purpose of the supplement is to notify you of:

      the new address for the PaineWebber Mutual Funds and Mitchell Hutchins Asset Management Inc.;

      a waiver of the Class A sales charge for purchases through PaineWebber InsightOneSM Program brokerage accounts;

      a special waiver of the contingent deferred sales charge for certain employee benefit plans that purchase Class C shares;

      a modification in the systematic withdrawal plan for Class B shares; and

      a special waiver of the contingent deferred sales charges applicable to Class A, Class B and Class C shares for certain non-resident aliens.

     The PaineWebber Mutual Funds and Mitchell Hutchins Asset Management Inc. have changed their address to 51 West 52nd Street, New York, New York 10019-6114.

     Investors who purchase shares through the PaineWebber InsightOne'sm' Program are eligible to buy Class A shares without a sales load. The PaineWebber InsightOne'sm' Program offers a non-discretionary brokerage account to PaineWebber clients for an asset-based fee at an annual rate of up to 1.50% of the assets in the account. Account holders may purchase or sell certain investment products without paying commissions or other markups/markdowns.

     Employee benefit plans qualified under Section 401(k) or Section (403)(b) of the Internal Revenue Code with fewer than 100 employees or less than $1 million in assets may be eligible to buy Class C shares with no contingent deferred sales charge imposed on redemptions by those plans during the first year after purchase.

     The Systematic Withdrawal Plan is modified for Class B shares to require a $10,000 minimum investment, a minimum withdrawal of $100 and minimum monthly, quarterly, semi-annual and annual withdrawals of $100, $200, $300 and $400, respectively.

     Until March 31, 2000, investors who are non-resident aliens will be able to sell their Fund shares without incurring a contingent deferred sales charge, if they use the sales proceeds to immediately purchase shares of certain offshore investment pools available through PaineWebber. The Fund will waive the contingent deferred sales charge that would otherwise apply to a sale of Class A, Class B or Class C shares of the Fund. Fund shareholders who want to take advantage of this waiver should review the offering documents of the offshore investment pools for further information, including investment minimums, and fees and expenses. Shares of the offshore investment pools are available only in those jurisdictions where the sale is authorized and are not available to any U.S. person, including, but not limited to, any citizen or resident of the United States,and U.S. partnership or U.S. trust, and are not available to residents of certain other countries. For more information on how to take advantage of the deferred sales charge waiver, investors should contact their PaineWebber Financial Advisors.

                 (REVERSE SIDE OF OCTOBER 27, 1999 SUPPLEMENT)

This Supplement applies to the following Funds:

     PAINEWEBBER BOND FUNDS

           High Income Fund
           Investment Grade Income Fund
           Low Duration U.S. Government Income Fund
           Strategic Income Fund
           U.S. Government Income Fund

     PAINEWEBBER TAX-FREE BOND FUNDS

           California Tax-Free Income Fund
           Municipal High Income Fund
           National Tax-Free Income Fund
           New York Tax-Free Income Fund

     PAINEWEBBER ASSET ALLOCATION FUNDS

           Balanced Fund
           Tactical Allocation Fund

     PAINEWEBBER STOCK FUNDS

           Financial Services Growth Fund
           Growth Fund
           Growth and Income Fund
           Mid Cap Fund
           Small Cap Fund
           Tax-Managed Equity Fund
           Utility Income Fund

     PAINEWEBBER GLOBAL FUNDS

           Asia Pacific Growth Fund
           Emerging Markets Equity Fund
           Global Equity Fund
           Global Income Fund

     PAINEWEBBER MONEY MARKET FUND

                                   APPENDIX C

            BOARD MEMBERS OF GLOBAL SMALL CAP AND GLOBAL EQUITY AND
                          OFFICERS OF GLOBAL SMALL CAP

     The following is a list of the present Board Members of both Funds and officers of Global Small Cap, their ages, business addresses and a description of their principal occupations during the past five years:

                                  POSITION WITH
                                  GLOBAL SMALL
    NAME AND ADDRESS; AGE       CAP/GLOBAL EQUITY  BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
------------------------------  -----------------  ----------------------------------------
Margo N. Alexander *'D'; 52     Board Member and  Mrs. Alexander is chairman (since March
                                   President      1999), chief executive officer and a
                                                  director of Mitchell Hutchins (since
                                                  January 1995), and an executive vice
                                                  president and director of PaineWebber
                                                  (since March 1984). Mrs. Alexander is
                                                  president and a director or trustee of 32
                                                  investment companies for which Mitchell
                                                  Hutchins, PaineWebber or one of their
                                                  affiliates serves as investment adviser.
Richard Q. Armstrong; 64          Board Member    Mr. Armstrong is chairman and principal
R.Q.A. Enterprises                                of RQA Enterprises (management consulting
One Old Church Road --                            firm) (since April 1991 and principal
Unit #6                                           occupation since March 1995). Mr.
Greenwich, CT 06830                               Armstrong was chairman of the board,
                                                  chief executive officer and co-owner of
                                                  Adirondack Beverages (producer and
                                                  distributor of soft drinks and
                                                  sparkling/still waters) (October 1993-
                                                  March 1995). He was a partner of The New
                                                  England Consulting Group (management
                                                  consulting firm) (December 1992-September
                                                  1993). He was managing director of LVMH
                                                  U.S. Corporation (U.S. subsidiary of the
                                                  French luxury goods conglomerate, Louis
                                                  Vuitton Moet Hennessey Corporation)
                                                  (1987-1991) and chairman of its wine and
                                                  spirits subsidiary, Schieffelin &
                                                  Somerset Company (1987-1991). Mr.
                                                  Armstrong is a director or trustee of 31
                                                  investment companies for which Mitchell
                                                  Hutchins, PaineWebber or one of their
                                                  affiliates serves as investment adviser.
E. Garrett Bewkes, Jr.*'D'; 73  Board Member and  Mr. Bewkes is a director of PW Group
                                Chairman of the   (holding company of PaineWebber and
                                     Board        Mitchell Hutchins). Prior to December
                                                  1995, he was a consultant to PW Group.
                                                  Prior to 1988, he was chairman of the
                                                  board, president and chief executive
                                                  officer of American Bakeries Company
                                                  (baker and distributor of bakery
                                                  products). Mr. Bewkes is a director of

                                  POSITION WITH
                                  GLOBAL SMALL
    NAME AND ADDRESS; AGE       CAP/GLOBAL EQUITY  BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
------------------------------  -----------------  ----------------------------------------
                                                   Interstate Bakeries Corporation. Mr.
                                                   Bewkes is a director or trustee of 35
                                                   investment companies for which Mitchell
                                                   Hutchins, PaineWebber or one of their
                                                   affiliates serves as investment adviser.
Richard R. Burt; 52               Board Member     Mr. Burt is chairman of IEP Advisers,
1275 Pennsylvania Ave., N.W.                       Inc. (international investments and
Washington, D.C. 20004                             consulting firm) (since March 1994) and
                                                   a partner of McKinsey & Company
                                                   (management consulting firm) (since
                                                   1991). He is also a director of Archer-
                                                   Daniels-Midland Co. (agricultural
                                                   commodities), Hollinger International
                                                   Co. (publishing), Homestake Mining Corp.
                                                   (gold mining), Powerhouse Technologies
                                                   Inc. (provides technology to gaming and
                                                   wagering industries) and Weirton Steel
                                                   Corp. (steel fabrication and finished
                                                   steel products). He was the chief
                                                   negotiator in the Strategic Arms
                                                   Reduction Talks with the former Soviet
                                                   Union (1989-1991) and the U.S.
                                                   Ambassador to the Federal Republic of
                                                   Germany (1985-1989). Mr. Burt is a
                                                   director or trustee of 31 investment
                                                   companies for which Mitchell Hutchins,
                                                   PaineWebber or one of their affiliates
                                                   serves as investment adviser.
Mary C. Farrell*'D'; 49           Board Member     Ms. Farrell is a managing director,
                                                   senior investment strategist and member
                                                   of the Investment Policy Committee of
                                                   PaineWebber. Ms. Farrell joined
                                                   PaineWebber in 1982. She is a member of
                                                   the Financial Women's Association and
                                                   Women's Economic Roundtable and appears
                                                   as a regular panelist on Wall $treet
                                                   Week with Louis Rukeyser. She also
                                                   serves on the Board of Overseers of New
                                                   York University's Stern School of
                                                   Business. Ms. Farrell is a director or
                                                   trustee of 30 investment companies for
                                                   which Mitchell Hutchins, PaineWebber or
                                                   one of their affiliates serves as
                                                   investment adviser.
Meyer Feldberg; 57                Board Member     Mr. Feldberg is Dean and Professor of
Columbia University                                Management of the Graduate School of
101 Uris Hall                                      Business, Columbia University. Prior to
New York, New York 10027                           1989, he was president of the Illinois
                                                   Institute of Technology. Dean Feldberg
                                                   is also a director of Primedia Inc.
                                                   (publishing), Federated Department
                                                   Stores Inc. (operator of department
                                                   stores) and

                                  POSITION WITH
                                  GLOBAL SMALL
    NAME AND ADDRESS; AGE       CAP/GLOBAL EQUITY  BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
------------------------------  -----------------  ----------------------------------------
                                                   Revlon, Inc. (cosmetics). Dean
                                                   Feldberg is a director or trustee
                                                   of 34 investment companies for which
                                                   Mitchell Hutchins, PaineWebber or one of
                                                   their affiliates serves as investment
                                                   adviser.
George W. Gowen; 70               Board Member     Mr. Gowen is a partner in the law firm
666 Third Avenue                                   of Dunnington, Bartholow & Miller. Prior
New York, New York 10017                           to May 1994, he was a partner in the law
                                                   firm of Fryer, Ross & Gowen. Mr. Gowen
                                                   is a director or trustee of 34
                                                   investment companies for which Mitchell
                                                   Hutchins, PaineWebber or one of their
                                                   affiliates serves as investment adviser.
Frederic V. Malek; 62             Board Member     Mr. Malek is chairman of Thayer Capital
1455 Pennsylvania Avenue, N.W.                     Partners (merchant bank). From January
Suite 350                                          1992 to November 1992, he was campaign
Washington, D.C. 20004                             manager of Bush-Quayle '92. From 1990 to
                                                   1992, he was vice chairman and, from
                                                   1989 to 1990, he was president of
                                                   Northwest Airlines Inc., NWA Inc.
                                                   (holding company of Northwest Airlines
                                                   Inc.) and Wings Holdings Inc. (holding
                                                   company of NWA Inc.). Prior to 1989, he
                                                   was employed by the Marriott Corporation
                                                   (hotels, restaurants, airline catering
                                                   and contract feeding), where he most
                                                   recently was an executive vice president
                                                   and president of Marriott Hotels and
                                                   Resorts. Mr. Malek is also a director of
                                                   Aegis Communications, Inc.
                                                   (tele-services), American Management
                                                   Systems, Inc. (management consulting and
                                                   computer-related services), Automatic
                                                   Data Processing, Inc. (computing
                                                   services), CB Commercial Group, Inc.
                                                   (real estate services), Choice Hotels
                                                   International (hotel and hotel
                                                   franchising), FPL Group, Inc. (electric
                                                   services), HCR/Manor Care, Inc. (health
                                                   care) and Northwest Airlines Inc. Mr.
                                                   Malek is a director or trustee of 31
                                                   investment companies for which Mitchell
                                                   Hutchins, PaineWebber or one of their
                                                   affiliates serves as investment adviser.

                                  POSITION WITH
                                  GLOBAL SMALL
    NAME AND ADDRESS; AGE       CAP/GLOBAL EQUITY  BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
------------------------------  -----------------  ----------------------------------------
Carl W. Schafer; 63               Board Member     Mr. Schafer is president of the Atlantic
66 Witherspoon Street                              Foundation (charitable foundation
#1100                                              supporting mainly oceanographic
Princeton, NJ 08542                                exploration and research). He is a
                                                   director of Labor Ready, Inc. (temporary
                                                   employment), Roadway Express, Inc.
                                                   (trucking), The Guardian Group of Mutual
                                                   Funds, Harding, Loevner Funds, Evans
                                                   Systems, Inc. (a motor fuels,
                                                   convenience store and diversified
                                                   company), Electronic Clearing House,
                                                   Inc. (financial transactions
                                                   processing), Frontier Oil Corporation
                                                   and Nutraceutix, Inc. (biotechnology
                                                   company). Prior to January 1993, he was
                                                   chairman of the Investment Advisory
                                                   Committee of the Howard Hughes Medical
                                                   Institute. Mr. Schafer is a director or
                                                   trustee of 31 investment companies for
                                                   which Mitchell Hutchins, PaineWebber or
                                                   one of their affiliates serves as
                                                   investment adviser.
Brian M. Storms*'D'; 45           Board Member     Mr. Storms is president and chief
                                                   operating officer of Mitchell Hutchins
                                                   (since March 1999). Prior to March 1999,
                                                   he was president of Prudential
                                                   Investments (1996-1999). Prior to
                                                   joining Prudential, he was a managing
                                                   director at Fidelity Investments. Mr.
                                                   Storms is a director or trustee of 31
                                                   investment companies for which Mitchell
                                                   Hutchins, PaineWebber or one of their
                                                   affiliates serves as investment adviser.

                     INFORMATION REGARDING THE OFFICERS OF
                                GLOBAL SMALL CAP

                                  POSITION WITH
                                  GLOBAL SMALL
    NAME AND ADDRESS; AGE       CAP/GLOBAL EQUITY  BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
------------------------------  -----------------  ----------------------------------------
Ann E. Moran*; 42               Vice President and   Ms. Moran is a vice president and a
                                Assistant Treasurer  manager of the mutual fund finance
                                                     department of Mitchell Hutchins. Ms.
                                                     Moran is a vice president and assistant
                                                     treasurer of 32 investment companies for
                                                     which Mitchell Hutchins, PaineWebber
                                                     or one of their affiliates serves as
                                                     investment adviser.
Dianne E. O'Donnell*; 47        Vice President and   Ms. O'Donnell is a senior vice president
                                    Secretary        and deputy general counsel of Mitchell
                                                     Hutchins. Ms. O'Donnell is a vice
                                                     president and secretary of 31 investment
                                                     companies for which Mitchell Hutchins,
                                                     PaineWebber or one of their affiliates
                                                     serves as investment adviser.
Emil Polito**; 39                 Vice President     Mr. Polito is a senior vice president
                                                     and director of operations and control
                                                     for Mitchell Hutchins. Mr. Polito is
                                                     vice president of 32 investment
                                                     companies for which Mitchell Hutchins,
                                                     PaineWebber or one of their affiliates
                                                     serves as investment adviser.
Victoria E. Schonfeld*; 48        Vice President     Ms. Schonfeld is a managing director and
                                                     general counsel of Mitchell Hutchins
                                                     (since May 1994) and a senior vice
                                                     president of PaineWebber (since July
                                                     1995). Ms. Schonfeld is a vice president
                                                     of 31 investment companies and a vice
                                                     president and secretary of one
                                                     investment company for which Mitchell
                                                     Hutchins, PaineWebber or one of their
                                                     affiliates serves as investment adviser.
Paul H. Schubert*; 36           Vice President and   Mr. Schubert is a senior vice president
                                    Treasurer        and director of the mutual fund finance
                                                     department of Mitchell Hutchins. Mr.
                                                     Schubert is a vice president and
                                                     treasurer of 32 investment companies for
                                                     which Mitchell Hutchins, PaineWebber or
                                                     one of their affiliates serves as
                                                     investment adviser.
Barney A. Taglialatela*; 38     Vice President and   Mr. Taglialatela is a vice president and
                                Assistant Treasurer  a manager of the mutual fund finance
                                                     department of Mitchell Hutchins. Prior
                                                     to February 1995, he was a manager of
                                                     the mutual fund finance division of
                                                     Kidder Peabody Asset Management, Inc.
                                                     Mr. Taglialatela is a vice president and
                                                     assistant treasurer of 32 investment
                                                     companies for which Mitchell Hutchins,

                                  POSITION WITH
    NAME AND ADDRESS; AGE       GLOBAL SMALL CAP   BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
------------------------------  -----------------  ----------------------------------------
                                                   PaineWebber or one of their affiliates
                                                   serves as investment adviser.
Mark A.Tincher**; 44             Vice President    Mr. Tincher is a managing director and
                                                   chief investment officer -- equities of
                                                   Mitchell Hutchins. Prior to March 1995,
                                                   he was a vice president and directed the
                                                   U.S. funds management and equity
                                                   research areas of Chase Manhattan
                                                   Private Bank. Mr. Tincher is a vice
                                                   president of 13 investment companies for
                                                   which Mitchell Hutchins, PaineWebber or
                                                   one of their affiliates serves as
                                                   investment adviser.
Keith A. Weller*; 38             Vice President    Mr. Weller is a first vice president and
                                  and Assistant    associate general counsel of Mitchell
                                    Secretary      Hutchins. Prior to May 1995, he was an
                                                   attorney at Brown & Wood (New York
                                                   City). Mr. Weller is a vice president
                                                   and assistant secretary of 31 investment
                                                   companies for which Mitchell Hutchins,
                                                   PaineWebber or one of their affiliates
                                                   serves as investment adviser.

------------

 * This person's business address is 1285 Avenue of the Americas, New York, New York 10019.

** This person's business address is 51 West 52nd Street, New York, New York
   10019.

 'D' Mrs. Alexander, Mr. Bewkes, Mrs. Farrell, and Mr. Storms are 'interested persons' of Global Small Cap, as defined in the 1940 Act, by virtue of their positions with PW Group,
   PaineWebber and/or Mitchell Hutchins.

                            STATEMENT OF DIFFERENCES
                            ------------------------

The service mark symbol shall be expressed as.............................. 'sm'
The dagger symbol shall be expressed as....................................  'D'

PROXY                            APPENDIX 1                                PROXY

                           GLOBAL SMALL CAP FUND INC.
              SPECIAL MEETING OF SHAREHOLDERS  - DECEMBER 30, 1999

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF GLOBAL SMALL CAP FUND INC. The undersigned hereby appoints as proxies KEITH A. WELLER and STEPHANIE HEMPHILL-JOHNSON and each of them (with the power of substitution) to vote for the undersigned all shares of common stock of the undersigned in Global Small Cap Fund Inc. at the above referenced meeting and any adjournment thereof, with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed below. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE 'FOR' THE PROPOSAL RELATING TO GLOBAL SMALL CAP FUND INC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE 'FOR' THE PROPOSAL. PLEASE INDICATE YOUR VOTE BY FILLING IN THE BOX COMPLETELY. EXAMPLE: [*]

PROPOSAL:                                                     FOR  AGAINST   ABSTAIN

Approval of the Agreement and Plan of Reorganization and      [ ]    [ ]       [ ]
Termination that provides for the combination of Global
Small Cap Fund Inc. and PaineWebber Global Equity Fund, a
series of PaineWebber Investment Trust.

              PLEASE DATE AND SIGN THE REVERSE SIDE OF THIS CARD.

                            YOUR VOTE IS IMPORTANT.
  PLEASE DATE AND SIGN THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                                            IF SHARES ARE HELD BY AN INDIVIDUAL,
                                            SIGN YOUR NAME EXACTLY AS IT APPEARS
                                            ON THIS CARD. IF SHARES ARE HELD
                                            JOINTLY, EITHER PARTY MAY SIGN, BUT
                                            THE NAME OF THE PARTY SIGNING SHOULD
                                            CONFORM EXACTLY TO THE NAME SHOWN ON
                                            THIS PROXY CARD. IF SHARES ARE HELD
                                            BY A CORPORATION, PARTNERSHIP OR
                                            SIMILAR ACCOUNT, THE NAME AND THE
                                            CAPACITY OF THE INDIVIDUAL SIGNING
                                            THE PROXY CARD SHOULD BE
                                            INDICATED -- FOR EXAMPLE: 'ABC
                                            CORP., JOHN DOE, TREASURER.'

                                            ____________________________________
                                            SIGNATURE

                                            ____________________________________
                                            SIGNATURE (IF HELD JOINTLY)

                                            ____________________________________
                                            DATED

            PLEASE MARK YOUR VOTE ON THE REVERSE SIDE OF THIS CARD.